UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Income Funds

For investors seeking attractive monthly income and portfolio diversification potential.

Semi-Annual Report

December 31, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Core Plus Bond Fund	FAFIX	FFIBX	FFAIX	FFISX	FFIIX
Nuveen High Income Bond Fund	FJSIX	FJSBX	FCSIX	FANSX	FJSYX
Nuveen Inflation Protected Securities Fund	FAIPX	—	FCIPX	FRIPX	FYIPX
Nuveen Intermediate Government Bond Fund	FIGAX	—	FYGCX	FYGRX	FYGYX
Nuveen Intermediate Term Bond Fund	FAIIX	—	NTIBX	—	FINIX
Nuveen Short Term Bond Fund	FALTX	—	FBSCX	NSSRX	FLTIX
Nuveen Strategic Income Fund	FCDDX	FCBBX	FCBCX	FABSX	FCBYX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

Despite the global economy’s ability to muddle through the many economic headwinds of 2012, investors continue to have good reasons to remain cautious. The European Central Bank’s decisions to extend intermediate term financing to major European banks and to support sovereign debt markets have begun to show signs of a stabilized euro area financial market. The larger member states of the European Union (EU) are working diligently to strengthen the framework for a tighter financial and banking union and meaningful progress has been made by agreeing to centralize large bank regulation under the European Central Bank. However, economic conditions in the southern tier members are not improving and the pressures on their political leadership remain intense. The jury is out on whether the respective populations will support the continuing austerity measures that are needed to meet the EU fiscal targets.

In the U.S., the Fed remains committed to low interest rates into 2015 through its third program of Quantitative Easing (QE3). Inflation remains low but a growing number of economists are expressing concern about the economic distortions resulting from negative real interest rates. The highly partisan atmosphere in Congress led to a disappointingly modest solution for dealing with the end-of-year tax and spending issues. Early indications for the new Congressional term have not given much encouragement that the atmosphere for dealing with the sequestration legislation and the debt ceiling issues, let alone a more encompassing “grand bargain,” will be any better than the last Congress. Over the longer term, there are some encouraging trends for the U.S. economy: house prices are beginning to recover, banks and corporations continue to strengthen their financial positions and incentives for capital investment in the U.S. by domestic and foreign corporations are increasing due to more competitive energy and labor costs.

During 2012 U.S. investors have benefited from strong returns in the domestic equity markets and solid returns in most fixed income markets. However, many of the macroeconomic risks of 2012 remain unresolved, including negotiating through the many U.S. fiscal issues, managing the risks of another year of abnormally low U.S. interest rates, sustaining the progress being made in the euro area and reducing the potential economic impact of geopolitical issues, particularly in the Middle East. In the face of these uncertainties, the experienced investment professionals at Nuveen Investments seek out investments that are enjoying positive economic conditions. At the same time they are always on the alert for risks in markets subject to excessive optimism or for opportunities in markets experiencing undue pessimism. Monitoring this process is a critical function for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

February 22, 2013

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. In this report, the various portfolio management teams for the Funds examine key investment strategies and the Funds’ performance during the six months ending December 31, 2012. These management teams include:

Nuveen Core Plus Bond Fund

Chris Neuharth, CFA, has managed the Fund since 2006. Timothy Palmer, CFA, Wan-Chong Kung, CFA, and Jeffrey Ebert have been part of the management team for the Fund since 2003, 2001, and 2005, respectively.

Nuveen High Income Bond Fund

John Fruit, CFA, has managed the Fund since 2006. Jeffrey Schmitz, CFA, has been part of the management team for the Fund since 2008.

Nuveen Inflation Protected Securities Fund

Wan-Chong Kung, CFA, has managed the Fund since its inception in 2004 and Chad Kemper joined the Fund as a co-portfolio manager in 2010.

Nuveen Intermediate Government Bond Fund

Wan-Chong Kung, CFA, has managed the Fund since 2002. Chris Neuharth, CFA, and Jason O’Brien, CFA, have been on the Fund’s management team since 2009.

Nuveen Intermediate Term Bond Fund

Wan-Chong Kung, CFA, has managed the Fund since 2002 and Jeffrey Ebert since 2000. Chris Neuharth, CFA, joined the Fund as a co-portfolio manager in 2012.

Nuveen Short Term Bond Fund

Chris Neuharth, CFA, has been a co-portfolio manager of the Fund since 2004. Peter Agrimson, CFA, joined the Fund as a co-portfolio manager in 2011.

Nuveen Strategic Income Fund

Timothy Palmer, CFA, has been the lead manager of the Fund since 2005. Jeffrey Ebert has been on the management team since 2000. Marie Newcome, CFA, joined the Fund as a co-portfolio manager in 2011.

Nuveen Investments	5

How did the Funds perform during the six-month period ended December 31, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the six-month, one-year, five-year, ten-year and/or since inception periods ending December 31, 2012. Each Fund’s Class A Share total returns are compared with the performance of the appropriate Barclays Index and Lipper classification average.

What strategies were used to manage the Funds during the six-month reporting period? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics used previously, although implementation of those strategies depended on the individual characteristics of the portfolios, as well as market conditions. The Funds’ management teams used a highly collaborative, research-driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments. Going into the reporting period, the Funds were generally positioned for an environment of continued moderate economic growth and improving financial conditions, a posture we remained committed to during the period. Nonetheless, during the period we made smaller-scaled shifts on an ongoing basis that were geared toward improving each Fund’s profile in response to changing conditions and valuations. These strategic moves are discussed in more detail within each Fund’s section of this report. However, in the case of the Nuveen Intermediate Term Bond Fund, its benchmark was changed from the Barclays Intermediate Government/Credit Bond Index to the Barclays Aggregate Bond Index effective May 14, 2012. As a result, that Fund’s management team made several more significant changes to its composition which are discussed within the Fund’s in this report.

All of the Funds also continued to invest in various derivative instruments during this reporting period, which are described later in this report.

Nuveen Core Plus Bond Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Barclays Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Funds Classification Average for the six-month period. The Fund benefited from our positioning for an improving global growth outlook throughout the reporting period as both U.S. and global economic data came in somewhat better than anticipated. By the end of the year, the global economy appeared to be on firm footing for moderate growth, while the triple threat of the U.S. fiscal stalemate, European stress and Chinese growth fears all gave signs of stabilization. Investor flows continued to indicate robust demand for fixed income securities during the six-month period as the pressure to find yield provided a strong technical underpinning to the market. This backdrop was supportive of risk assets broadly and the spread sectors of the fixed income market specifically.

As a result, the Fund’s sector allocations were the primary drivers of its outperformance during the six-month reporting period. We continued to position the Fund with significant underweights to the Treasury and agency segments of the market. At the same time, we

6	Nuveen Investments

strategically overweighted investment-grade corporates, high-yield corporates, commercial mortgage-backed securities (CMBS) and asset-backed securities. In particular, the Fund’s corporate exposure aided performance the most over the reporting period. The Fund benefited not only from the additional yield available in these sectors, but also from the gains associated with the narrowing risk premiums for credit. According to Barclays Indexes, the investment-grade corporate and high yield sectors both produced an excess return over Treasuries. The corporate market continued to be supported by investors’ quest for yield, strong fundamentals, a gradually improving economy and the Federal Reserve’s (Fed) very accommodative monetary policy.

Security selection within the corporate market was also beneficial to performance. In particular, the Fund’s weighting in bank/financial credits was at least two-and-a-half times higher than the index weight throughout the period. We have been strong proponents of the value of financial credits based on their solid investment fundamentals. The market increasingly moved toward this view with financial spreads tightening versus industrials during the period, continuing their strong relative performance. Additionally, the Fund was positioned with a bias toward BBB-rated corporates, which benefited results as this lower quality segment of the investment-grade market outperformed higher-rated bonds.

The Fund was also rewarded for positions in emerging market (EM) credit, which was the best-performing sector over the six-month period. Despite a record level of issuance in EM corporate bonds, the market experienced insufficient supply as more investors were drawn to the sector in search of higher yields. This supply/demand imbalance, along with an improving fundamental global environment, caused yields in EM corporates to decline and led to strong outperformance for the sector.

In the securitized area of the portfolio, the Fund’s overweight position in CMBS contributed positively to returns. With an excess return over Treasuries, the CMBS sector was the top performer within the securitized area of the market. The sector benefited from investor demand for high-quality, lower-risk bonds with incremental spread over government securities.

Our duration strategy, which indicates the Fund’s sensitivity to interest rate changes, was tactical in nature and added marginally to performance during the six-month period. In the first three months of the period, we focused on trading market dislocations around a generally neutral duration stance. We also positioned the Fund with an overweight to longer dated securities as part of our bias toward a flattening yield curve. In the period’s second half, our bias was toward a short duration versus the market benchmark. The Fund experienced no meaningful performance detractors during the six-month reporting period.

Our main strategic emphasis on non-government sectors remained in place throughout the period, based on our macro view of slow global growth, strong private sector fundamentals, accommodative central bank policy and European leaders coming together to support their financial system. However, we did take advantage of market opportunities to increase the Fund’s weighting in high-yield corporates. We also used select new corporate issues and secondary trading to modestly increase and reposition the Fund’s holdings in the investment-grade credit sector. We funded these moves by

Nuveen Investments	7

marginally reducing the Fund’s exposure to CMBS and mortgage-backed securities. In addition, we harvested some gains in investment-grade credit, reducing positions in financials and higher-quality industrials in light of stronger market valuations.

Nuveen High Income Bond Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Barclays High Yield 2% Issuer Capped Index and the Lipper High Yield Funds Classification Average for the six-month period. The general backdrop during the reporting period was supportive of risk assets broadly and fixed income spread sectors specifically. The high yield market in particular continued to be bolstered by investors’ quest for yield, strong fundamentals, a gradually improving economy and low default rates. In addition, the Fed’s various statements suggesting that economic conditions were likely to warrant a zero federal funds rate into 2014 and possibly beyond further strengthened the case for a high-yield asset class that was already trading at wide spreads relative to a low default rate. While the pressure to find yield led to continued strong demand for high yield bonds from both institutional and retail investors, bond issuance also ramped up to record levels to meet these large inflows to the sector.

With this backdrop, lower quality bonds generally outpaced higher quality ones, although the six-month returns reflected only marginal outperformance. Therefore, the Fund’s outperformance relative to the index during the period was partially due to its overweight in the lower quality B and CCC tiers of the market, and concurrent underweight to BB-rated securities. These overweights were predicated on our baseline view of slow-to-steady GDP growth accompanied by sound corporate fundamentals and a benign default risk outlook. We continued to believe the extra yield these lower quality bonds provided over BB-rated credits was adequate compensation for accepting the higher risks.

In addition, the Fund benefited from its overweights in some of the period’s better performing sectors, most notably homebuilders, chemicals, European financials and foreign high yield. Chemical industry margins have been improving due to cheaper natural gas input costs, while merger and acquisition activity has been increasing. Within homebuilding, builders have improved liquidity with new or increased credit facilities, while reduced supply, increased affordability and rent increases have set the stage for a recovery on the demand side. In Europe, Greece was still being viewed as a unique and contained problem, thanks to the actions of the European Central Bank (ECB) and the European Monetary Union (EMU) to solve the liquidity problems of banks and peripheral sovereigns. This helped high-yield positions in the European corporate and banking sectors, while indirectly assisting in risk appetites across emerging markets as well.

Meanwhile, a portfolio underweight to communications was a modest detractor to results as the sector showed strong performance over the period. Also, results were mixed from our ongoing overweight to metals and mining. In the first few months of the reporting period, the sector continued to be unfavorably impacted by deteriorating global growth, especially in China and Europe, which caused weakness in certain commodity and base metals credits such as coal, steel and iron ore. However, while the metals and mining sub-index was the worst performing sector for the full year, it was one of the best performing

8	Nuveen Investments

areas during the final three months of the period as signs of stabilization emerged in China. Valuations certainly played into this as it became one of the higher yielding parts of the market.

The Fund’s exposure to emerging market (EM) bonds was again a positive contributor to performance during the six-month period. Investor perceptions of reduced global macro tail risks set the stage for increasing demand for higher yielding instruments in EM credit and sovereigns. The total return performance of EM debt has been very strong over the past decade, which we believe confirms the historical case for investing in this asset class. Also, the inclusion of EM assets in a global portfolio has provided the additional benefit of a lower correlation to the core high-yield market. We saw this positive divergence during the period. Furthermore, the asset class continues to grow in popularity, as the market capitalization of the JP Morgan EM fixed income indices has nearly doubled since 2008. Despite weaker fundamentals for high yield names at the margin, the EM corporate default rate remained relatively low in 2012. During the six-month period, the Fund’s performance benefited from its EM positions in Argentine sovereign debt and Chinese property credits, as well as various Russian and Indonesian corporate credits.

With defaults generally very well behaved across the entire high yield market, the Fund experienced no serious credit impairments during the six-month period. We also continue to believe that high yield loan and bond defaults will trend below average over the next couple of years, given the healthy financial metrics of corporate issuers and the recent ability to extend debt maturities. It is our view that near-term default risk is not a significant concern in the United States; however, it is a relatively bigger issue in Europe, although spreads there seem to already compensate for the worst-case scenario. While Moody’s estimated a 3.0% global default rate for the next twelve months as of December 31, 2012, even that number could prove to be conservatively high as long as issuers are tapping capital markets at such a torrid pace.

During the course of the period, we added to the Fund’s overweight in the homebuilding sector as the housing market showed improvement on a number of fronts. We also added to our energy bets in the exploration and production segments, as we think this sector now offers relative value given its underperformance during 2012 and our continued preference for the real asset nature of the companies’ reserves. We continued to carry an overweight to the oil services sector for many of the same reasons as it should benefit from overall strong energy prices as well as robust drilling activity.

Additionally, we added to various Fund holdings within the European banking sector, predominately hybrid preferred securities. The actions taken by the ECB and EMU to help solve the liquidity problems of European banks and peripheral sovereigns greatly reduced the systemic risk in Europe and set the stage for a strong rally in the banking sector. We slightly increased the Fund’s allocation to preferred stocks as we saw increased issuance in the real estate sector. We also added to our position in closed-end funds that invest in bank loan securities.

Nuveen Inflation Protected Securities Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the Barclays U.S. TIPS Index and the Lipper Inflation-Protected Bond Funds Classification Average for

Nuveen Investments	9

the six-month period. Early in the period, rising food commodity prices such as corn and soy and an upward reversal in gasoline prices drove renewed investor concerns about inflation. The announcement of the Fed’s QE3 program, along with other very accommodative actions coming out of its September meeting, compounded the heightened inflationary fears. In the first three months of the period, these events caused yields on Treasury inflation-protected securities (TIPS) to fall for both 5-year and 30-year maturities, leading to a steeper TIPS yield curve. Meanwhile, the Treasury yield curve also steepened between 5 and 30 years, as yields at the shorter end fell slightly and yields on longer maturity Treasuries rose. In the second half of the period, weaker-than-expected Consumer Price Index (CPI) prints, both actual and forecasted, led to more subdued investor interest in TIPS. However, the Fed’s continuing policy accommodation drove yields on TIPS even lower; in fact, longer maturities hit all-time intra-day yield lows. Meanwhile, breakeven spreads (the difference between the yields of nominal Treasuries and TIPS) moved modestly wider, with fiscal cliff uncertainty likely capping any further improvement in spreads.

This market backdrop led TIPS to outperform nominal Treasury securities and the broad fixed income market over the six-month period. However, returns were much stronger away from the Treasury market as the so-called spread sectors outpaced both nominal Treasuries and TIPS by significant margins. These spread sectors included investment-grade corporates, high yield corporates, emerging markets and commercial mortgage-backed securities (CMBS). High yield credit and emerging markets experienced the strongest performance over Treasuries during the six-month period. Investment-grade credit had an excess return over Treasuries, with financials significantly outperforming industrials. The corporate market continued to be supported by investors’ quest for yield, strong fundamentals, a gradually improving economy and the Fed’s very accommodative monetary policy. Meanwhile, perceptions of reduced global macro risks set the stage for heavy investor demand for higher yielding instruments in emerging market credit and sovereigns.

The Fund’s underweight in TIPS versus the Barclays U.S. TIPS Index was a drag on its six-month results as breakeven spreads widened and TIPS outperformed nominal Treasuries. Our tactical duration moves, which alter the Fund’s sensitivity to changing interest rates, were also a negative contributor toward performance for the period. For the most part, we positioned the Fund with a shorter duration than the benchmark, which hurt results because TIPS yields fell across the curve. Partially offsetting these negatives were our Fund’s small allocations to the high-yield and CMBS sectors as those two segments generated significant excess returns. Our relative positioning for a steeper TIPS and nominal Treasury yield curve also aided results.

Although we kept our primary investment themes in place during the period, we made smaller-scaled shifts to help improve the Fund’s profile in response to changing growth and inflation forecasts. We maintained the Fund’s underweight to TIPS versus the benchmark index. Later in the reporting period, we significantly reduced the Fund’s nominal Treasury exposure due to the poor value these securities represented. This move also helped us to shorten the Fund’s duration, which decreased its sensitivity to interest rates. We used the proceeds to help us double the Fund’s small allocations in both the

10	Nuveen Investments

high-yield and the CMBS sectors. We also reduced the Fund’s allocation to TIPS, while lowering duration in the TIPS portion of the portfolio, because of our view that yields in the segment are too low.

Nuveen Intermediate Government Bond Fund

The Fund’s Class A Shares at net asset value (NAV) slightly outperformed the Barclays Intermediate Government Bond Index, while slightly underperforming the Lipper Intermediate U.S. Government Funds Classification Average for the six-month period. During the third quarter of 2012, uncertain global economic and financial conditions elicited two high impact policy responses that defined the tone for the second half of the year. The responses boosted investor confidence and spurred a significant rally in risk assets. In early September, the European Central Bank (ECB) announced a conditional bond buying program designed to ensure financing for sovereigns. Later that month, the Fed unveiled open-ended quantitative easing and began buying mortgage-backed securities (MBS) in order to keep mortgage rates low. The combination of both announcements directly tightened spreads on the affected asset classes and indirectly caused a “risk-on” mentality to take hold across the markets. The ECB announcement caused spreads on sovereigns to gap tighter, which allowed investors to take their most negative risk scenarios off the table. This led to a grab for high quality assets at attractive spread levels given the new risk/reward profile in the market. As spreads tightened on higher quality assets and investors became more comfortable with lower loss expectations, they moved down the capital stack in search of yield. The result was a significant rally in spread assets across the board with higher beta assets like commercial mortgage-backed securities (CMBS) outperforming lower beta assets over the second half of the year.

The Fund’s sector weightings were responsible for the majority of its outperformance versus the benchmark. The Fund’s underweight to U.S. Treasuries was the main positive contributor as all of the spread sectors outperformed for the six-month period ended December 31, 2012. At the same time, the Fund benefited from overweights in the CMBS, agency and MBS sectors, which registered higher returns than intermediate maturity Treasuries during that time frame. According to Barclays Indexes, the CMBS sector produced an excess return over intermediate Treasuries, while agencies and MBS also had excess returns.

While our primary investment themes remained intact during the period, we made smaller scaled shifts on an ongoing basis that were geared toward improving the Fund’s profile in response to changing fundamental conditions and changes in relative valuations. We added to the Fund’s exposure in MBS, CMBS and taxable municipal paper during the second half of 2012. To fund these purchases, we marginally reduced the Fund’s Treasury weight. All of these moves were positive contributors to performance, given that spread sectors outperformed Treasuries.

In order to adjust the Fund’s sensitivity to interest rates, we continued to make tactical duration and yield curve moves throughout the period. However, our overall strategic bias was to remain defensive, which means having a shorter duration than the benchmark. These tactical trades, as well as our strategic defensive positioning, also helped Fund performance during the six-month reporting period.

Nuveen Investments	11

Nuveen Intermediate Term Bond Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Barclays Aggregate Bond Index and the Barclays Intermediate Gov’t/Credit Bond Index and performed in line with the Lipper Intermediate Investment Grade Debt Funds Classification Average for the six-month period. Much of U.S. and global economic data came in somewhat better than anticipated in the second half of 2012, despite the uncertainty surrounding the fiscal cliff and developments in Europe and China. By the end of the year, the global economy appeared to be on firmer footing for moderate growth, while the triple threat of the U.S. fiscal stalemate, European stress and Chinese growth fears all gave signs of stabilization. Investor flows continued to indicate robust demand for fixed income securities during the six-month period as the pressure to find yield provided a strong technical underpinning to the market.

This backdrop was supportive of risk assets broadly and the spread sectors of the fixed income market specifically. While Treasury securities posted a virtually flat return over the six-month period due to a modest rise in interest rates, returns in the spread sectors were much stronger. For example, investment-grade corporate bonds had an excess return over Treasuries. Not only was the corporate market supported by investors’ quest for yield, but also strong fundamentals, a gradually improving economy and the Fed’s very accommodative monetary policy. In particular, investment-grade financials significantly outperformed industrials due to diminished systemic fears and ongoing positive credit fundamentals for banks. In the securitized area, the commercial mortgage-backed securities (CMBS) sector was by far the top-performing segment versus Treasuries, benefiting from investor demand for high quality and lower risk bonds with incremental spread over government securities. On the short end of the yield curve, asset-backed securities (ABS) performed well as solid fundamentals and robust demand for shorter duration assets provided a solid backdrop for the sector, despite relatively unattractive valuations. However, agency mortgage-backed securities (MBS), while outperforming Treasuries, turned in relatively lackluster results overall for the period as investors rotated into other products after the Fed buying program that was announced in the third quarter pushed valuations to very expensive levels.

We continued to position the Fund with significant underweights to Treasuries with corresponding overweights to non-government spread sectors, with specific focus on investment-grade corporates and CMBS. This positioning was the primary driver of the Fund’s outperformance of the benchmark during the semi-annual reporting period. The Fund benefited from both the additional yield available in the non-government sectors as well as the gains associated with narrowing risk premiums for these securities. Our security selection also significantly aided results, particularly the Fund’s overweight position to bank/financial credits within the investment-grade sector. For some time, we have been strong proponents of the value of financial credits based on their solid investment fundamentals. As noted, the market increasingly moved toward this view as the six-month period progressed with financial spreads tightening versus industrials. Finally, the Fund was positioned with a bias toward BBB-rated corporates, which benefited results as this lower quality segment of the investment-grade market outperformed higher rated bonds.

Our duration strategy, which indicates the Fund’s sensitivity to interest rate changes, was tactical in nature and added marginally to performance during the six-month period. In

12	Nuveen Investments

the first three months of the period, we focused on trading market dislocations around a generally neutral duration stance. We also positioned the Fund with an overweight to longer dated securities as part of our bias toward a flattening yield curve. In the period’s second half, our bias was toward a short duration versus the market benchmark. The Fund experienced no meaningful performance detractors during the six-month reporting period.

The Fund’s investment themes remained largely intact based on our macro view of stabilizing global growth, strong private sector fundamentals, accommodative central bank policies and unity among European leaders regarding their financial system. We believed the combination of economic and monetary factors would continue to bode well for corporate credit and other non-government sectors of the fixed income market. Therefore, we maintained the Fund’s underweight in government sectors, while making slight shifts in its corporate exposure as valuation targets were achieved in specific issuers. After strong performance for the agency MBS sector in the initial months of the reporting period, we reduced the Fund’s overall exposure to a neutral weight as slightly higher prepayments resulted in unattractive valuations for certain coupons. As offsets, we boosted the Fund’s CMBS overweight modestly. Portfolio activity was largely bottom up in nature as we focused on security specific opportunities in both the corporate and structured sectors.

We changed the composition of the Fund in mid-May 2012 in response to changes to its management philosophy and benchmark. The Fund is now managed to the Barclays Aggregate Bond Index, as opposed to the Barclays Intermediate Government/Credit Bond Index, and portfolio positioning has been modified to reflect this change. The rationale for the change was to recognize that the Fund provides shareholders with investment exposure similar to the broad fixed income market, as represented by the Fund’s new benchmark. The new benchmark, by encompassing the broad fixed income market, is less concentrated than the old benchmark, and provides a more accurate representation of the portfolio by including securitized products, an asset class that represents 35% of the strategy’s investments. The most significant effects of this change were a reduction in the Fund’s exposure to investment-grade credit, an increase in allocation to the U.S. MBS sector and a modest lengthening in the portfolio’s duration. As such, the change in the management philosophy reflects a moderate increase in the Fund’s risk profile.

Nuveen Short Term Bond Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the Barclays 1-3 Year Government/Credit Bond Index and the Lipper Short Investment Grade Debt Funds Classification Average for the six-month period. At the short end of the yield curve, interest rates were little changed and broad short duration fixed income returns were meager during the reporting period. Within this space, short government securities were the laggards due to the lack of income for this market segment because of low Treasury yields, coupled with no price gains. Away from the Treasury market, fixed income returns were stronger. Short duration investment-grade credit had an excess return of about 165 basis points over Treasuries, with financials significantly outperforming industrials due to

Nuveen Investments	13

diminished systemic fears and ongoing positive credit fundamentals for banks. Within securitized sectors, short commercial mortgage-backed securities (CMBS) posted strong results with an excess return of 270 basis points, benefiting from investor demand for high-quality, low-beta bonds with incremental spread. Traditional consumer asset-backed securities (ABS) also performed decently as solid fundamentals and robust demand provided a favorable backdrop for the sector, despite relatively unattractive valuations. In the high-yield space, short and intermediate maturity corporates significantly outperformed Treasuries. The high yield segment continued to be supported by investors’ quest for yield, strong fundamentals, a gradually improving economy and low default rates. Meanwhile, the legacy non-agency MBS and subprime securities held by the portfolio posted extremely strong returns in the 5% to 15% range, as fundamental improvements in the U.S. housing market provided a strong boost to investor risk appetite for these securities.

Our sector strategy was the primary driver of outperformance during the period. The Fund was primarily focused on opportunities in the corporate and securitized sectors with a significant underweight to the Treasury and agency segments of the market. Our diversified positioning in these short duration non-government sectors proved beneficial, including overweights to investment-grade credit, non-agency MBS/subprime securities, crossover high-yield corporates and CMBS. The Fund’s largest weighting was in investment-grade credit where we maintained a downward bias in terms of credit quality and an emphasis on financials. We have been strong proponents of the value of financial credits based on their solid investment fundamentals. The market increasingly moved toward this view with financial spreads tightening versus industrials during the period, continuing the strong relative performance from earlier in the year. At the same time, the Fund had substantial exposure in the securitized sectors, with broad diversification across government agency MBS, consumer ABS, CMBS and non-agency/subprime MBS. In particular, we continued to be constructive on both the residential and commercial mortgage sectors as we believe the combination of improving fundamentals and strong technicals for these sectors will continue to push spreads tighter. Our security selection within each of these securitized sectors added value during the reporting period as well.

With the extremely low level of rates at the short end of the yield curve, our interest rate strategy was geared toward being positioned modestly short of the benchmark and toward the lower end of the permitted one- to three-year duration range. Since short rates exhibited very little volatility during the period, our strategy added only marginally to investment performance. The Fund experienced no meaningful detractors to its performance during the six-month period.

Based on our macro view of slow global growth, strong private sector fundamentals, accommodative central bank policy and European leaders coming together to support their financial system, our investment themes remained largely intact during the period. We continued our emphasis on financials, while looking for additional opportunities in non-traditional ABS and non-agency MBS products. These sectors should be supported by improvements in the broad real estate markets. As new issues came to market and bottom-up opportunities arose, we did modestly increase the Fund’s weights to high yield, CMBS, ABS and taxable municipal paper during the second half of 2012.

14	Nuveen Investments

Nuveen Strategic Income Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Barclays Aggregate Bond Index and the Lipper Multi-Sector Income Funds Classification Average for the six-month period. Much of U.S. and global economic data came in somewhat better than anticipated in the second half of 2012, despite the uncertainty surrounding the fiscal cliff and developments in Europe and China. By the end of the year, the global economy appeared to be on firmer footing for moderate growth, while the triple threat of the U.S. fiscal stalemate, European stress and Chinese growth fears all gave signs of stabilization. Investor flows continued to indicate robust demand for fixed income securities during the six-month period as the pressure to find yield provided a strong technical underpinning to the market. This backdrop was supportive of risk assets broadly and the spread sectors of the fixed income market specifically.

The Fund’s performance benefited from our strategic positioning during the period, particularly significant overweights to both investment-grade and high yield corporates. These positions were the primary drivers of outperformance during the period, with the Fund benefiting from the additional yield available in these sectors as well as the gains associated with narrowing risk premiums for credit. Investment-grade corporate bonds and high yield both produced an excess return over Treasuries. The corporate market continued to be supported by investors’ quest for yield, strong fundamentals, a gradually improving economy and the Fed’s very accommodative monetary policy. The high yield market was also bolstered by the ongoing low level of defaults. The Fund’s overweight in bank/financial credits within its investment-grade portfolio also added significantly to results. We have been strong proponents of the value of financial credits based on their strong investment fundamentals. The market increasingly moved toward this view with financial spreads tightening versus industrials during the period, continuing their strong relative performance.

The Fund was also rewarded for positions in emerging market (EM) credit, which was the best-performing sector over the six-month period. This performance was achieved in the face of a record level of issuance in EM corporate bonds, as improving economic growth, rising investor confidence in EM, and the ongoing search for yield drove strong investor interest and fund flows into the sector.

Additionally, our foreign currency exposure aided performance as we emphasized growth-sensitive, higher yielding currencies over the U.S. dollar. The U.S. dollar declined against most currencies globally over the six-month period. The yen also declined as the Japanese election set the stage for aggressive fiscal and monetary policies aimed at reflation. However, the euro saw a recovery from depressed levels as investors reassessed its survival and the U.S. QE3 program pressured the dollar.

The Fund’s small overweight position in commercial mortgage-backed securities (CMBS) contributed positively to returns as the sector was the top performer within the securitized segment. The sector benefited from investor demand for high quality, lower risk bonds with incremental spread over government securities. The Fund remained significantly underweight to mortgage-backed securities (MBS). While MBS slightly outperformed Treasuries, they turned in relatively lackluster results overall as investors rotated into other products after the Fed’s buying program pushed valuations to very expensive levels.

Nuveen Investments	15

Our duration strategy, which indicates the Fund’s sensitivity to interest rate changes, was biased to be defensive, but tactically responded to developing conditions in monetary policy and valuation. Our various moves and positioning on the yield curve added marginally to investment results during the six months. The Fund experienced no meaningful performance detractors during the reporting period.

While our main strategic emphasis on non-government sectors remained in place, we took advantage of market conditions during the period to add research-driven ideas in the high-yield sector, significantly increasing the Fund’s weighting to the sector. We also harvested some gains in investment-grade credit, reducing positions in financials and higher quality industrials in light of stronger market valuations. Additionally, we added foreign currency exposure and rotated the Fund’s non-U.S. market and currency exposure to reflect valuation opportunities and shifting global fundamental conditions. Meanwhile, we reduced the Fund’s positions in CMBS and used the proceeds to fund these other investment opportunities.

The Funds’ Investments in Derivatives

During the reporting period, each of the Funds held investments in derivatives. All of the Funds invested in interest rate futures contracts. The Funds used long and short U.S. Treasury note and bond futures to manage portfolio duration and yield curve exposure. For example, to increase the duration of the Fund’s portfolio, a long Treasury bond or Treasury note futures position would be acquired. The overall effect these contracts had on performance during the period was slightly positive.

The Strategic Income Fund invested in credit default swap contracts to add diversified exposure to a broad segment of the credit markets, or to express a view on credit as part of an overall portfolio sector management strategy. For example, to increase the Fund’s credit exposure to the High Yield Bond segment of the market, a long CDX High Yield Index swap would be acquired. The overall effect these contracts had on performance during the period was slightly positive and the Strategic Income Fund still held these contracts at the end of the six-month period. The Core Plus Bond Fund, and Strategic Income Fund invested in interest rate swap contracts to hedge against rising interest rates, while the Inflation Protected Securities Fund, Intermediate Term Bond Fund and Short Term Bond Fund invested in these contracts to hedge against changes in rate spreads by taking a short interest rate swap position. The Core Plus Bond Fund and Strategic Income Fund still held these contracts at the end of the period and the overall effect these contracts had on performance during the period was slightly positive.

The Inflation Protected Securities Fund and Strategic Income Fund utilized forward foreign currency exchange contracts to manage foreign currency exposure. For example, to reduce unwanted currency exposure from the Fund’s portfolio, a short foreign currency forward would be acquired. The overall effect these contracts had on performance during the period was slightly positive.

The Core Plus Bond Fund and the Strategic Income Fund purchased options on Treasury notes/bond futures as part of an overall portfolio interest rate strategy. For example, call options may be purchased to hedge the portfolio against adverse interest rate movements while limiting downside exposure to a portfolio. The Funds no longer held these contracts as of the close of the six-month period.

16	Nuveen Investments

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Below investment grade or high yield debt securities such as those held by the Core Plus Bond Fund, the High Income Bond Fund, the Inflation Protected Securities Fund, the Short Term Bond Fund and the Strategic Income Fund are subject to liquidity risk and heightened credit risk.

Foreign investments such as those held by the Core Plus Bond Fund, the High Income Bond Fund, the Inflation Protected Securities Fund, the Intermediate Term Bond Fund, the Short Term Bond Fund, and the Strategic Income Fund involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

For the Inflation Protected Securities Fund, the guarantee provided by the U.S. government to Treasury inflation protected securities (TIPS) relates only to the prompt payment of principal and interest and does not remove the market risks of investing in the Fund’s shares. The Fund’s investment in inflation protected securities has tax consequences that may result in income distributions to shareholders.

Dividend Information

All shares classes of the Core Plus Bond Fund remained stable during the reporting period while all share classes of the High Income Bond Fund, Inflation Protected Securities Fund experienced one monthly dividend reduction. All share classes of the Intermediate Government Bond Fund, Intermediate Term Bond Fund and the Short Term Bond Fund experienced two monthly dividend reductions. The Strategic Income Fund experienced two monthly dividend increases during the reporting period.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of December 31, 2012, all of the Funds had positive UNII balances, based upon our best estimate, for tax purposes. The Strategic Income Fund had a positive UNII balance while the remaining six Funds had a negative UNII balance for financial reporting purposes.

Nuveen Investments	17

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following seven pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

18	Nuveen Investments

Nuveen Core Plus Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2012

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.82%	8.49%	6.22%	5.00%
Class A Shares at maximum Offering Price	0.33%	3.87%	5.31%	4.55%
Barclays Aggregate Bond Index*	1.80%	4.21%	5.95%	5.18%
Lipper Intermediate Investment Grade Debt Funds Classification Average*	3.20%	6.81%	5.89%	4.96%

Class B Shares w/o CDSC	4.37%	7.74%	5.44%	4.22%
Class B Shares w/CDSC	-0.63%	2.74%	5.28%	4.22%
Class C Shares	4.47%	7.76%	5.43%	4.23%
Class R3 Shares	4.70%	8.33%	6.00%	4.81%
Class I Shares	4.87%	8.79%	6.48%	5.26%

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.82%	0.77%
Class B Shares	1.56%	1.52%
Class C Shares	1.57%	1.52%
Class R3 Shares	1.06%	1.02%
Class I Shares	0.56%	0.52%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2013 so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed 0.77%, 1.52%, 1.52%, 1.02% and 0.52% for Class A, Class B, Class C, Class R3 and Class I shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s board of directors.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen High Income Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2012

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	9.40%	17.89%	8.84%	9.22%
Class A Shares at maximum Offering Price	4.22%	12.25%	7.78%	8.69%
Barclays High Yield 2% Issuer Capped Index*	7.97%	15.78%	10.45%	10.60%
Lipper High Yield Funds Classification Average*	7.51%	14.66%	8.01%	8.89%

Class B Shares w/o CDSC	9.17%	17.25%	8.10%	8.44%
Class B Shares w/CDSC	4.17%	12.25%	7.95%	8.44%
Class C Shares	9.14%	17.18%	8.13%	8.45%
Class R3 Shares	9.41%	17.55%	8.61%	8.98%
Class I Shares	9.65%	18.31%	9.16%	9.51%

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.98%
Class B Shares	1.73%
Class C Shares	1.72%
Class R3 Shares	1.23%
Class I Shares	0.74%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

20	Nuveen Investments

Nuveen Inflation Protected Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2012

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	Since Inception*
Class A Shares at NAV	2.38%	6.40%	6.82%	5.83%
Class A Shares at maximum Offering Price	-1.95%	1.88%	5.90%	5.27%
Barclays U.S. TIPs Index**	2.82%	6.98%	7.04%	6.41%
Lipper Inflation-Protected Bond Funds Classification Average**	2.86%	6.52%	6.01%	5.82%

Class C Shares	2.18%	5.82%	6.05%	5.04%
Class R3 Shares	2.34%	6.16%	6.41%	5.50%
Class I Shares	2.67%	6.84%	7.09%	6.09%

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.82%
Class C Shares	1.57%
Class R3 Shares	1.08%
Class I Shares	0.57%

*	Since inception returns are from 10/01/04.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	21

Fund Performance and Expense Ratios (continued)

Nuveen Intermediate Government Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2012

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.76%	2.07%	4.20%	3.65%
Class A Shares at maximum Offering Price	-2.27%	-1.01%	3.57%	3.33%
Barclays Intermediate Government Bond Index**	0.65%	1.73%	4.51%	4.10%
Lipper Intermediate U.S. Government Funds Classification Average**	0.84%	2.47%	4.84%	4.01%

Class I Shares	0.75%	2.25%	4.36%	3.80%

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception*
Class C Shares	0.36%	1.24%	2.85%
Class R3 Shares	0.63%	1.78%	3.31%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.93%	0.85%
Class C Shares	1.68%	1.60%
Class R3 Shares	1.18%	1.10%
Class I Shares	0.68%	0.60%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2013, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed 0.85%, 1.60%, 1.10% and 0.60% for Class A, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	Since inception returns for Class C and Class R3 Shares are from 10/28/09.

22	Nuveen Investments

Nuveen Intermediate Term Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2012

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.01%	6.51%	5.59%	4.56%
Class A Shares at maximum Offering Price	-0.08%	3.35%	4.95%	4.24%
Barclays Aggregate Bond Index*	1.80%	4.21%	5.95%	5.18%
Barclay Intermediate Govt’ / Credit Bond Index*	1.76%	3.89%	5.18%	4.62%
Lipper Intermediate Investment Grade Debt Funds Classification Average*	3.20%	6.81%	5.89%	4.96%

Class I Shares	3.23%	6.82%	5.77%	4.73%

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception**
Class C Shares	2.72%	5.68%	4.36%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.79%	0.78%
Class C Shares	1.54%	1.53%
Class I Shares	0.54%	0.53%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2013 so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed 0.78%, 1.53% and 0.53% for Class A, Class C and Class I shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s board of directors.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	Since inception return for Class C Shares is from 1/18/11.

Nuveen Investments	23

Fund Performance and Expense Ratios (continued)

Nuveen Short Term Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2012

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.21%	4.73%	3.23%	2.98%
Class A Shares at maximum Offering Price	-0.10%	2.34%	2.76%	2.75%
Barclays 1-3 Year Government/Credit Bond Index*	0.67%	1.26%	2.88%	3.13%
Lipper Short Investment Grade Debt Funds Classification Average*	1.72%	3.57%	2.84%	2.98%

Class I Shares	2.33%	4.96%	3.40%	3.15%

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception***
Class C Shares	1.81%	3.91%	2.03%
Class R3 Shares	2.06%	4.52%	3.93%

Class A Shares have a maximum 2.25% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.75%	0.72%
Class C Shares	1.50%	1.47%
Class R3 Shares	0.97%	0.97%
Class I Shares	0.50%	0.47%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2013 so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed 0.72%, 1.47%, 0.97% and 0.47% for Class A, Class C, Class R3 and Class I shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s board of directors.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	Since inception return for Class C Shares is from 10/28/09. Since inception return for Class R3 Shares is from 9/23/11.

24	Nuveen Investments

Nuveen Strategic Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2012

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	8.23%	13.68%	8.30%	6.79%
Class A Shares at maximum Offering Price	3.64%	8.82%	7.36%	6.33%
Barclays Aggregate Bond Index*	1.80%	4.21%	5.95%	5.18%
Lipper Multi-Sector Income Funds Classification Average*	5.99%	11.21%	7.02%	7.39%

Class B Shares w/o CDSC	7.78%	12.89%	7.42%	5.98%
Class B Shares w/CDSC	2.78%	7.89%	7.27%	5.98%
Class C Shares	7.88%	12.90%	7.46%	5.99%
Class R3 Shares	7.97%	13.33%	7.91%	6.54%
Class I Shares	8.36%	14.04%	8.52%	7.05%

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.91%	0.85%
Class B Shares	1.66%	1.60%
Class C Shares	1.66%	1.60%
Class R3 Shares	1.17%	1.10%
Class I Shares	0.67%	0.60%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2013, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed 0.84%, 1.59%, 1.59%, 1.09% and 0.59% for Class A, Class B, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	25

Yields as of December 31, 2012

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Core Plus Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	3.37%	2.93%
Class B Shares	2.79%	2.31%
Class C Shares	2.83%	2.31%
Class R3 Shares	3.35%	2.80%
Class I Shares	3.82%	3.31%

Nuveen High Income Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	7.17%	6.14%
Class B Shares	6.83%	5.70%
Class C Shares	6.81%	5.69%
Class R3 Shares	7.31%	6.20%
Class I Shares	7.77%	6.71%

Nuveen Inflation Protected Securities Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	0.96%	-4.53%
Class C Shares	0.25%	-5.45%
Class R3 Shares	0.75%	-5.05%
Class I Shares	1.25%	-4.48%

Nuveen Intermediate Government Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	1.81%	1.30%
Class C Shares	1.07%	0.60%
Class R3 Shares	1.60%	1.09%
Class I Shares	2.07%	1.59%

Nuveen Intermediate Term Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	2.09%	1.33%
Class C Shares	1.37%	0.61%
Class I Shares	2.39%	1.62%

(1)	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

26	Nuveen Investments

Nuveen Short Term Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	1.98%	1.39%
Class C Shares	1.25%	0.68%
Class R3 Shares	1.73%	1.17%
Class I Shares	2.27%	1.66%

Nuveen Strategic Income Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	4.20%	3.96%
Class B Shares	3.68%	3.39%
Class C Shares	3.68%	3.39%
Class R3 Shares	4.17%	3.89%
Class I Shares	4.65%	4.39%

(1)	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	27

Holding Summaries as of December 31, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Core Plus Bond Fund

Portfolio Credit Quality1

Nuveen High Income Bond Fund

Portfolio Credit Quality4

Portfolio Allocation[2]
Corporate Bonds	41.3%
Asset-Backed and Mortgage-Backed Securities	41.2%
U.S. Government and Agency Obligations	7.5%
Short-Term Investments	3.8%
Capital Preferred Securities	2.9%
$25 Par (or similar) Preferred Securities	2.3%
Municipal Bonds	0.9%
Sovereign Debt	0.1%

Portfolio Allocation[2]
Corporate Bonds	83.6%
$25 Par (or similar) Preferred Securities	6.6%
Short-Term Investments	3.2%
Capital Preferred Securities	1.9%
Common Stocks	1.8%
Investment Companies	1.4%
Sovereign Debt	0.5%
Convertible Bonds	0.4%
Exchange-Traded Funds	0.2%
Convertible Preferred Securities	0.2%
U.S. Government and Agency	0.2%
Asset-Backed and Mortgage-Backed	—%	[5]
Warrants	—%	[5]

Corporate Debt: Industries[3]
Diversified Financial Services	12.4%
Metals & Mining	11.2%
Oil, Gas & Consumable Fuels	10.1%
Capital Markets	9.5%
Media	8.1%
Insurance	7.1%
Commercial Banks	6.4%
Energy Equipment & Services	4.1%
Diversified Telecommunication Service	4.0%
Electric Utilities	2.9%
Chemicals	2.6%
Consumer Finance	2.6%
Other	19.0%

Corporate Debt: Industries[3]
Oil, Gas & Consumable Fuels	17.2%
Metals & Mining	7.8%
Media	6.5%
Diversified Telecommunication Services	4.2%
Chemicals	3.9%
Health Care Providers & Services	3.5%
Commercial Services & Supplies	3.1%
Hotels, Restaurants & Leisure	3.1%
Paper & Forest Products	3.0%
Household Durables	2.9%
Real Estate Management & Development	2.7%
Energy Equipment & Services	2.6%
Food Products	2.6%
Building Products	2.4%
Containers & Packaging	2.1%
IT Services	1.9%
Wireless Telecommunication Services	1.9%
Machinery	1.8%
Food & Staples Retailing	1.7%
Capital Markets	1.5%
Airlines	1.5%
Electric Utilities	1.4%
Auto Components	1.4%
Other	19.3%

1	As a percentage of total investments (excluding money market funds, investments in derivatives and investments purchased with collateral from securities lending). Holdings are subject to change.

2	As a percentage of total investments (excluding investments in derivatives and investments purchased with collateral from securities lending) . Holdings are subject to change.

3	As a percentage of total corporate debt holdings. Corporate debt holdings include corporate bonds (high-yield and investment grade rated), convertible bonds, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund. Holdings are subject to change.

4	As a percentage of total investments (excluding common stocks, exchange-traded funds, investment companies, warrants, money market funds, investments in derivatives and investments purchased with collateral from securities lending). Holdings are subject to change.

5	Rounds to less than 0.1%.

28	Nuveen Investments

Nuveen Inflation Protected Securities Fund

Portfolio Credit Quality1

Nuveen Intermediate Government Bond

Portfolio Credit Quality4

Nuveen Intermediate Term Bond Fund

Portfolio Credit Quality4

Portfolio Allocation[2]
U.S. Government and Agency Obligations	89.4%
Asset-Backed and Mortgage-Backed Securities	4.0%
Corporate Bonds	4.0%
Short-Term Investments	1.4%
Municipal Bonds	0.7%
Sovereign Debt	0.3%
Investment Companies	0.1%
$25 Par (or similar) Preferred Securities	0.1%

Portfolio Allocation[2]
Asset-Backed and Mortgage-Backed Securities	58.3%
U.S. Government and Agency Obligations	38.5%
Municipal Bonds	2.0%
Short-Term Investments	0.6%
Corporate Bonds	0.6%

Portfolio Allocation[2]
Asset-Backed and Mortgage-Backed Securities	43.5%
Corporate Bonds	32.8%
U.S. Government and Agency Obligations	13.1%
Short-Term Investments	8.1%
Municipal Bonds	1.1%
Capital Preferred Securities	1.1%
Sovereign Debt	0.3%

Corporate Debt: Industries[3]
Health Care Providers & Services	24.9%
Oil, Gas & Consumable Fuels	18.2%
Metals & Mining	8.6%
Chemicals	5.3%
Electric Utilities	4.1%
Containers & Packaging	3.9%
Commercial Services & Supplies	3.4%
Commercial Banks	3.1%
Media	3.0%
Building Products	3.0%
Automobiles	2.1%
Gas Utilities	1.8%
Other	18.6%

Corporate Debt: Industries[3]
Health Care Providers & Services	100.0%

Corporate Debt: Industries[3]
Diversified Financial Services	13.2%
Media	10.9%
Metals & Mining	10.5%
Oil, Gas & Consumable Fuels	9.5%
Commercial Banks	8.8%
Insurance	7.4%
Capital Markets	6.2%
Energy Equipment & Services	3.8%
Health Care Providers & Services	3.6%
Electric Utilities	3.3%
Diversified Telecommunication Services	3.1%
Other	19.7%

1	As a percentage of total investments (excluding investment companies, money market funds, investments in derivatives and investments purchased with collateral from securities lending). Holdings are subject to change.

2	As a percentage of total investments (excluding investments in derivatives and investments purchased with collateral from securities lending). Holdings are subject to change.

3	As a percentage of total corporate debt holdings. Corporate debt holdings include corporate bonds (high-yield and investment grade rated), convertible bonds, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund. Holdings are subject to change.

4	As a percentage of total investments (excluding money market funds, investments in derivatives and investments purchased with collateral from securities lending). Holdings are subject to change.

Nuveen Investments	29

Holding Summaries (continued) as of December 31, 2012

Nuveen Short Term Bond Fund

Portfolio Credit Quality1

Nuveen Strategic Income Fund

Portfolio Credit Quality4

Portfolio Allocation[2]
Corporate Bonds	47.8%
Asset-Backed and Mortgage-Backed Securities	42.3%
Municipal Bonds	3.9%
U.S. Government and Agency Obligations	2.8%
Short-Term Investments	1.5%
Sovereign Debt	1.5%
Structured Notes	0.2%

Portfolio Allocation[2]
Corporate Bonds	70.0%
Asset-Backed and Mortgage-Backed Securities	16.2%
$25 Par (or similar) Preferred Securities	4.3%
Capital Preferred Securities	3.6%
Short-Term Investments	2.9%
Sovereign Debt	1.5%
Municipal Bond	0.7%
Convertible Bonds	0.5%
Investment Companies	0.2%
Structured Notes	0.1%
Common Stocks	—%	[5]

Corporate Debt: Industries[3]
Commercial Banks	14.3%
Diversified Financial Services	13.0%
Oil, Gas & Consumable Fuels	8.1%
Capital Markets	7.2%
Metals & Mining	4.7%
Insurance	4.2%
Real Estate Investment Trust	4.1%
Media	3.9%
Health Care Providers & Services	3.9%
Diversified Telecommunication Services	2.7%
Energy Equipment & Services	2.5%
Beverages	2.5%
Consumer Finance	2.5%
Chemicals	2.3%
Hotels, Restaurants & Leisure	2.2%
Airlines	2.1%
Other	19.8%

Corporate Debt: Industries[3]
Oil, Gas & Consumable Fuels	11.8%
Metals & Mining	8.5%
Diversified Financial Services	8.3%
Capital Markets	6.2%
Media	5.7%
Commercial Banks	3.9%
Insurance	3.7%
Chemicals	3.3%
Electric Utilities	3.1%
Energy Equipment & Services	3.1%
Commercial Services & Supplies	2.6%
Diversified Telecommunication Services	2.4%
Paper & Forest Products	2.2%
Consumer Finance	2.0%
Health Care Providers & Services	2.0%
Airlines	1.9%
Real Estate Management & Development	1.9%
Tobacco	1.9%
Real Estate Investment Trust	1.8%
Food Products	1.4%
Building Products	1.4%
Wireless Telecommunication Services	1.2%
Other	19.7%

1	As a percentage of total investments (excluding money market funds, investments in derivatives and investments purchased with collateral from securities lending). Holdings are subject to change.

2	As a percentage of total investments (excluding investments in derivatives and investments purchased with collateral from securities lending). Holdings are subject to change.

3	As a percentage of total corporate debt holdings. Corporate debt holdings include corporate bonds (high-yield and investment grade rated), convertible bonds, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund. Holdings are subject to change.

4	As a percentage of total investments (excluding common stock, investment companies, money market funds, investments in derivatives and investments purchased with collateral from securities lending). Holdings are subject to change.

5	Rounds to less than 0.1%.

30	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Core Plus Bond Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,048.20	$1,043.70	$1,044.70	$1,047.00	$1,048.70	$1,021.32	$1,017.54	$1,017.54	$1,020.06	$1,022.58
Expenses Incurred During Period	$3.98	$7.83	$7.83	$5.26	$2.69	$3.92	$7.73	$7.73	$5.19	$2.65

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .77%, 1.52%, 1.52%, 1.02% and ..52% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen High Income Bond Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,094.00	$1,091.70	$1,091.40	$1,094.10	$1,096.50	$1,020.42	$1,016.59	$1,016.64	$1,019.16	$1,021.68
Expenses Incurred During Period	$5.01	$9.02	$8.96	$6.33	$3.70	$4.84	$8.69	$8.64	$6.11	$3.57

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .95%, 1.71%, 1.70%, 1.20% and ..70% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	31

Expense Examples (continued)

Nuveen Inflation Protected Securities Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,023.80	$1,021.80	$1,023.40	$1,026.70	$1,021.22	$1,017.39	$1,019.96	$1,022.43
Expenses Incurred During Period	$4.03	$7.90	$5.31	$2.81	$4.02	$7.88	$5.30	$2.80

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .79%, 1.55%, 1.04% and .55% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Intermediate Government Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,007.60	$1,003.60	$1,006.30	$1,007.50	$1,020.92	$1,017.14	$1,019.66	$1,022.18
Expenses Incurred During Period	$4.30	$8.08	$5.56	$3.04	$4.33	$8.13	$5.60	$3.06

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .85%, 1.60%, 1.10% and .60% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Intermediate Term Bond Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (7/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,030.10	$1,027.20	$1,032.30	$1,021.27	$1,017.49	$1,022.53
Expenses Incurred During Period	$3.99	$7.82	$2.71	$3.97	$7.78	$2.70

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .78%, 1.53% and .53% for classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Short Term Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,022.10	$1,018.10	$1,020.60	$1,023.30	$1,021.63	$1,017.85	$1,020.37	$1,022.89
Expenses Incurred During Period	$3.62	$7.43	$4.89	$2.35	$3.62	$7.43	$4.89	$2.35

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .71%, 1.46%, .96% and .46% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Strategic Income Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,082.30	$1,077.80	$1,078.80	$1,079.70	$1,083.60	$1,020.97	$1,017.19	$1,017.19	$1,019.71	$1,022.23
Expenses Incurred During Period	$4.41	$8.33	$8.34	$5.71	$3.10	$4.28	$8.08	$8.08	$5.55	$3.01

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .84%, 1.59%, 1.59%, 1.09% and ..59% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

32	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Core Plus Bond Fund

December 31, 2012

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 2.4%

	Commercial Banks – 0.9%

159,208	PNC Financial Services	6.125%		BBB	$4,411,653

95,750	Regions Financial Corporation	6.375%		BB	2,365,983
	Total Commercial Banks				6,777,636
	Consumer Finance – 0.3%

83,000	Discover Financial Services, (3)	6.500%		BB	2,095,750
	Diversified Financial Services – 0.3%

1,930,000	Citigroup Inc., (9)	5.950%		BB	1,954,125
	Insurance – 0.8%

104,794	Endurance Specialty Holdings Limited	7.500%		BBB–	2,793,808

120,000	Hartford Financial Services Group Inc.	7.875%		BB+	3,445,200
	Total Insurance				6,239,008
	Thrifts & Mortgage Finance – 0.1%

218,000	Federal National Mortgage Association, (3)	4.536%		Ca	364,060
	Total $25 Par (or similar) Preferred Securities (cost $21,171,900)				17,430,579

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 41.7%

	Aerospace & Defense – 0.4%

$2,780	Exelis, Inc.	5.550%	10/01/21	BBB+	$3,033,820
	Airlines – 0.5%

1,899	Northwest Airlines Trust Pass-Through Certificates 2007-1	7.027%	11/01/19	BBB	2,109,905

1,310	US Airways Pass Through Trust 1999-1B	9.010%	7/20/20	BB+	1,388,542
3,209	Total Airlines				3,498,447
	Automobiles – 0.4%

2,500	Chrysler GP/CG Company, (3)	8.000%	6/15/19	B	2,725,000
	Beverages – 0.4%

2,275	Pernod-Ricard SA, 144A	5.750%	4/07/21	BBB–	2,721,189
	Capital Markets – 4.0%

4,640	Goldman Sachs Group, Inc.	6.000%	6/15/20	A	5,513,304

2,495	Goldman Sachs Group, Inc.	5.250%	7/27/21	A	2,844,240

3,685	Goldman Sachs Group, Inc.	6.750%	10/01/37	A–	4,176,310

8,250	Morgan Stanley	6.625%	4/01/18	A	9,723,244

4,105	Morgan Stanley	5.500%	7/28/21	A	4,660,710

2,395	Morgan Stanley, (3)	4.875%	11/01/22	BBB+	2,479,769
25,570	Total Capital Markets				29,397,577
	Chemicals – 1.1%

2,375	Braskem Finance Limited, 144A	5.750%	4/15/21	BBB–	2,499,688

3,830	Incitec Pivot Finance, 144A	6.000%	12/10/19	BBB	4,390,674

1,000	Ineos Finance PLC, 144A, (3)	7.500%	5/01/20	B+	1,047,500
7,205	Total Chemicals				7,937,862
	Commercial Banks – 2.6%

3,350	Australia and New Zealand Banking Group Limited, 144A	2.400%	11/23/16	Aaa	3,523,530

2,900	Bancolombia SA	5.950%	6/03/21	Baa2	3,349,500

984	FNBC 1993-A Pass-Through Trust Certificates	8.080%	1/05/18	Aa1	1,082,446

1,890	HSBC Holdings PLC	6.800%	6/01/38	A+	2,417,055

1,660	ING Bank NV, 144A	3.750%	3/07/17	A+	1,764,198

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen Core Plus Bond Fund

December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Commercial Banks (continued)

$3,050	Rabobank Nederland	3.875%	2/08/22	Aa2	$3,282,178

1,950	Royal Bank of Scotland	6.125%	12/15/22	BBB–	2,058,190

1,825	Sovereign Bank	8.750%	5/30/18	Baa2	2,148,899
17,609	Total Commercial Banks				19,625,996
	Commercial Services & Supplies – 0.5%

1,990	R.R. Donnelley & Son Company, (3)	7.625%	6/15/20	BB	1,910,400

2,000	International Lease Finance Corporation	5.875%	4/01/19	BBB–	2,107,998
3,990	Total Commercial Services & Supplies				4,018,398
	Computers & Peripherals – 0.7%

1,935	Hewlett Packard Company, (3)	4.650%	12/09/21	A–	1,942,527

1,375	NCR Corporation, 144A	5.000%	7/15/22	BB	1,397,344

1,820	Seagate HDD Cayman, (3)	7.000%	11/01/21	BB+	1,951,950
5,130	Total Computers & Peripherals				5,291,821
	Consumer Finance – 1.1%

2,790	Capital One Bank	8.800%	7/15/19	Baa1	3,777,931

1,790	Discover Financial Services	5.200%	4/27/22	BBB	2,038,300

2,000	Ford Motor Credit Company, (3)	4.250%	9/20/22	Baa3	2,114,770
6,580	Total Consumer Finance				7,931,001
	Diversified Financial Services – 5.2%

2,250	Bank of America Corporation	6.500%	8/01/16	A	2,598,208

3,725	Bank of America Corporation	5.750%	12/01/17	A	4,341,841

2,845	Bank of America Corporation	5.875%	1/05/21	A	3,406,264

5,000	Citigroup Inc.	4.500%	1/14/22	A	5,578,520

2,915	General Electric Capital Corporation	6.875%	1/10/39	AA+	3,962,357

4,330	JPMorgan Chase & Company	4.400%	7/22/20	A+	4,887,895

2,750	JPMorgan Chase & Company, (3)	4.250%	10/15/20	A+	3,058,349

700	JPMorgan Chase & Company	4.350%	8/15/21	A+	782,766

5,845	JPMorgan Chase & Company	4.500%	1/24/22	A+	6,612,080

2,180	JPMorgan Chase & Company	6.400%	5/15/38	A+	2,922,244
32,540	Total Diversified Financial Services				38,150,524
	Diversified Telecommunication Services – 1.7%

2,970	AT&T, Inc.	5.550%	8/15/41	A2	3,564,368

2,000	Frontier Communications Corporation, (3)	8.500%	4/15/20	BB+	2,300,000

3,190	Qwest Corporation	6.750%	12/01/21	BBB–	3,738,575

2,010	Verizon Communications	6.900%	4/15/38	A	2,860,620
10,170	Total Diversified Telecommunication Services				12,463,563
	Electric Utilities – 1.2%

2,370	Comision Federal de Electricidad of the United States of Mexcio, 144A	4.875%	5/26/21	Baa1	2,684,025

3,690	FirstEnergy Solutions Corporation, (3)	6.050%	8/15/21	BBB	4,223,271

1,685	MidAmerican Energy Holdings Company	6.125%	4/01/36	BBB+	2,127,045
7,745	Total Electric Utilities				9,034,341
	Electronic Equipment & Instruments – 0.3%

2,000	Ingram Micro Inc.	5.250%	9/01/17	BBB–	2,171,988

34	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Energy Equipment & Services – 1.7%

$2,180	Diamond Offshore Drilling Inc.	5.700%	10/15/39	A–	$2,796,646

3,870	Ensco PLC	4.700%	3/15/21	BBB+	4,355,132

2,935	Nabors Industries Inc.	5.000%	9/15/20	BBB	3,189,285

1,880	Weatherford International Limited	7.000%	3/15/38	Baa2	2,170,046
10,865	Total Energy Equipment & Services				12,511,109
	Gas Utilities – 0.4%

2,375	AmeriGas Finance LLC	7.000%	5/20/22	Ba2	2,642,188
	Health Care Providers & Services – 0.4%

2,185	UnitedHealth Group Incorporated	6.875%	2/15/38	A	3,000,328
	Industrial Conglomerates – 0.1%

1,000	Abengoa Finance SAU, 144A, (3)	8.875%	11/01/17	B+	940,000
	Insurance – 2.9%

3,975	AFLAC Insurance	6.450%	8/15/40	A–	5,027,063

2,950	Hartford Financial Services Group Inc.	6.000%	1/15/19	BBB	3,435,771

3,015	Liberty Mutual Group Inc., 144A	5.000%	6/01/21	Baa2	3,240,480

1,760	Liberty Mutual Group Inc., 144A	4.950%	5/01/22	Baa2	1,918,201

1,000	Lincoln National Corporation	8.750%	7/01/19	A–	1,337,296

1,640	Pacific LifeCorp.	6.000%	2/10/20	BBB+	1,830,681

4,000	Prudential Holdings LLC, 144A	7.245%	12/18/23	AA–	5,024,144
18,340	Total Insurance				21,813,636
	Media – 3.4%

2,215	DIRECTV Holdings LLC	5.200%	3/15/20	BBB	2,513,613

3,350	DIRECTV Holdings LLC	3.800%	3/15/22	BBB	3,456,044

3,060	NBC Universal Media LLC	6.400%	4/30/40	BBB+	3,926,332

1,925	NBC Universal Media LLC, (3)	4.450%	1/15/43	BBB+	1,949,326

3,590	News America Holdings Inc.	6.650%	11/15/37	BBB+	4,638,973

2,410	Time Warner Cable Inc.	5.875%	11/15/40	BBB	2,808,122

2,987	Viacom Inc.	4.375%	3/15/43	BBB+	2,938,330

2,725	Vivendi SA, 144A	4.750%	4/12/22	BBB	2,831,084
22,262	Total Media				25,061,824
	Metals & Mining – 4.7%

6,035	Alcoa Inc., (3)	5.400%	4/15/21	BBB–	6,281,300

4,530	Anglogold Holdings PLC	6.500%	4/15/40	Baa2	4,662,376

5,925	ArcelorMittal, (3)	6.500%	2/25/22	BB+	6,218,376

1,535	Freeport McMoRan Copper & Gold, Inc., (3)	3.550%	3/01/22	BBB	1,522,376

3,700	Newmont Mining Corporation, (3)	3.500%	3/15/22	BBB+	3,816,047

2,770	Rio Tinto Finance USA PLC	2.875%	8/21/22	A–	2,788,315

1,440	Teck Resources Limited	6.250%	7/15/41	BBB	1,693,822

3,895	Vale Overseas Limited	6.875%	11/10/39	A–	4,883,570

2,340	Xstrata Finance Canada Limited, 144A	6.900%	11/15/37	BBB+	2,790,214
32,170	Total Metals & Mining				34,656,396
	Multiline Retail – 0.2%

1,425	J.C. Penney Corporation Inc., (3)	5.650%	6/01/20	BB–	1,236,188

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen Core Plus Bond Fund (continued)

December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels – 4.2%

$3,230	Anadarko Petroleum Corporation, (3)	6.200%	3/15/40	BBB–	$3,984,157

2,000	Canadian Oil Sands Trust	7.750%	5/15/19	BBB	2,548,618

1,500	Chesapeake Energy Corporation, (3)	6.125%	2/15/21	BB–	1,556,250

1,800	Everest Acquisition LLC Finance	6.875%	5/01/19	Ba3	1,953,000

4,785	Lukoil International Finance, 144A	6.125%	11/09/20	Baa2	5,532,656

1,500	Noble Energy Inc.	4.150%	12/15/21	BBB	1,655,910

2,495	Petrobras International Finance Company	6.875%	1/20/40	A3	3,169,561

2,255	Petro-Canada	6.800%	5/15/38	BBB+	3,075,342

3,000	Petroleos Mexicanos	5.500%	1/21/21	Baa1	3,505,500

1,900	Reliance Holdings USA Inc., 144A	5.400%	2/14/22	BBB	2,125,106

1,955	Southwestern Energy Company	4.100%	3/15/22	BBB–	2,102,911
26,420	Total Oil, Gas & Consumable Fuels				31,209,011
	Paper & Forest Products – 0.7%

1,820	Georgia-Pacific Corporation, 144A	5.400%	11/01/20	A	2,165,134

2,265	International Paper Company	8.700%	6/15/38	BBB	3,366,338
4,085	Total Paper & Forest Products				5,531,472
	Pharmaceuticals – 0.2%

1,375	AbbVie Inc., 144A	2.900%	11/06/22	A+	1,400,273
	Real Estate Investment Trust – 0.5%

2,995	Prologis Inc., (3)	6.875%	3/15/20	Baa2	3,625,573
	Road & Rail – 0.1%

650	Hertz Corporation, 144A, (3)	6.250%	10/15/22	B	692,250
	Semiconductors & Equipment – 0.2%

1,300	Intel Corporation, (3)	4.800%	10/01/41	A+	1,430,789
	Thrifts & Mortgage Finance – 0.4%

2,730	WEA Finance LLC, 144A	4.625%	5/10/21	A2	3,056,814
	Tobacco – 0.6%

3,350	Lorillard Tobacco	8.125%	6/23/19	Baa2	4,274,694
	Transportation Infrastructure – 0.5%

3,800	Asciano Finance Limited, 144A	5.000%	4/07/18	Baa2	4,106,420
	Wireless Telecommunication Services – 0.4%

2,780	American Tower Company	5.050%	9/01/20	Baa3	3,117,633
$269,410	Total Corporate Bonds (cost $272,495,506)				308,308,125

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CAPITAL PREFERRED SECURITIES – 2.8%

	Capital Markets – 0.3%

$2,415	Goldman Sachs Capital II	4.000%	6/01/43	BB+	$1,886,308
	Commercial Banks – 0.8%

3,500	Wachovia Capital Trust III	5.570%	N/A (4)	BBB+	3,482,500

2,760	Wells Fargo Capital Trust X, (3)	5.950%	12/15/36	BBB+	2,815,200
6,260	Total Commercial Banks				6,297,700

36	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services – 0.6%

$4,000	General Electric Capital Corporation	7.125%	N/A (4)	AA–	4,521,160
	Insurance – 1.1%

2,970	Catlin Insurance Company Limited	7.249%	N/A (4)	BBB+	2,962,575

2,205	Lincoln National Corporation	6.050%	4/20/67	BBB	2,196,731

2,755	ZFS Finance USA Trust V	6.500%	5/09/37	A	2,937,519

7,930	Total Insurance				8,096,825
$20,605	Total Capital Preferred Securities (cost $19,153,915)				20,801,993

Principal Amount (000)	Description (1)		Optional Call Provisions (5)	Ratings (2)	Value
	MUNICIPAL BONDS – 0.9%

	Illinois – 0.9%

$5,765	Illinois State, General Obligation Bonds, Taxable Series 2011, 5.877%, 3/01/19		No Opt. Call	A	$6,624,619
$5,765	Total Municipal Bonds (cost $5,765,000)				6,624,619

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 7.5%

$6,500	Freddie Mac Notes	0.000%	2/27/13	Aaa	$6,499,597

11,000	Freddie Mac Notes	0.000%	5/23/13	Aaa	10,996,128

4,455	U.S. Treasury Bonds	4.250%	11/15/40	Aaa	5,688,478

425	U.S. Treasury Bonds	4.750%	2/15/41	Aaa	585,902

7,150	U.S. Treasury Notes	2.375%	2/28/15	Aaa	7,471,750

8,985	U.S. Treasury Notes	1.250%	8/31/15	Aaa	9,203,309

1,385	U.S. Treasury Notes	3.625%	2/15/20	Aaa	1,618,287

5,845	U.S. Treasury Notes	2.625%	8/15/20	Aaa	6,418,541

2,065	U.S. Treasury Notes	3.875%	8/15/40	Aaa	2,481,872

2,020	U.S. Treasury Notes	2.000%	11/15/21	Aaa	2,096,540

2,635	U.S. Treasury Notes	1.750%	5/15/21	Aaa	2,657,850
$52,465	Total U.S. Government and Agency Obligations (cost $52,083,757)				55,718,254

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 41.6%

$4,271	321 Henderson Receivables LLC, Series 2010-3A	3.820%	12/15/48	Aaa	$4,505,044

4,045	American Home Mortgage Advance Trust, Revovling Pool Receivables, Series SART-3	3.720%	3/13/44	AAA	4,105,675

2,090	American Home Mortgage Advance Trust, Series 2011-SART-1	5.920%	5/10/43	BBB	2,092,613

3,075	AmeriCold LLC Trust, Series 2010	6.811%	1/14/29	A+	3,737,982

3	Amresco Residential Securities Corporation, Mortgage Loan Pass-Through Certificates, Serioes 1997-3	6.960%	3/25/27	A1	2,696

5,480	Arkle Master Issuer PLC, Mortgage Asset Backed Instrument, Series 2010-1A	1.461%	5/17/60	AAA	5,487,343

368	Bank of America Auto Trust, Series 2010-2	1.310%	7/15/14	AAA	368,616

1,136	Bank of America Funding Trust, Mortgage Pass-Through Certificates, Series 2007-4	5.500%	6/25/37	CC	420,649

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen Core Plus Bond Fund (continued)

December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,250	Bayview Financial Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2005-D	5.500%	12/28/35	AA–	$1,188,518

998	Citigroup Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-CD4, (3)	5.205%	12/11/49	AAA	1,012,552

3,087	Commercial Mortgage Pass-Through Certificates, Series2006-CN2A	5.449%	2/05/19	AAA	3,099,870

210	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2004-J1	6.000%	2/25/34	AAA	214,624

1,686	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-19CB	6.000%	8/25/36	Caa2	1,374,006

1,353	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-2	2.892%	2/25/34	A	1,343,892

539	Countrywide Home Loans, Asset-Backed Certificates, Series 2003-SC1	2.460%	9/25/23	A+	478,998

3,336	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-8	6.201%	4/25/33	A+	3,138,425

2,550	DBUBS Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-LC3A	3.642%	8/12/44	Aaa	2,774,410

3,435	Discover Card Master Trust I 2007-A	5.650%	3/16/20	AAA	4,156,738

8,415	Fannie Mae Mortgage Pool AB1959	4.000%	12/01/40	Aaa	9,135,104

6,013	Fannie Mae Mortgage Pool AC1877	4.500%	9/01/39	Aaa	6,497,457

8,382	Fannie Mae Mortgage Pool AD4375	5.000%	5/01/40	Aaa	9,121,751

10,017	Fannie Mae Mortgage Pool AE7265	4.000%	1/01/41	Aaa	10,748,649

6,047	Fannie Mae Mortgage Pool AE7723	4.000%	11/01/40	Aaa	6,488,308

9,258	Fannie Mae Mortgage Pool AH3804	4.000%	2/01/41	Aaa	9,934,670

2,768	Fannie Mae Mortgage Pool AL0160	4.500%	5/01/41	Aaa	2,999,645

1,863	Fannie Mae Mortgage Pool MA1028	4.000%	4/01/42	Aaa	2,021,616

157	Fannie Mae Mortgage Pool 250551	7.000%	5/01/26	Aaa	186,241

670	Fannie Mae Mortgage Pool 252255	6.500%	2/01/29	Aaa	786,481

1,351	Fannie Mae Mortgage Pool 254169	6.500%	12/01/31	Aaa	1,475,949

1,050	Fannie Mae Mortgage Pool 254379	7.000%	7/01/32	Aaa	1,221,385

1,183	Fannie Mae Mortgage Pool 254447	6.000%	9/01/32	Aaa	1,321,924

1,041	Fannie Mae Mortgage Pool 254513	6.000%	10/01/22	Aaa	1,136,677

2,598	Fannie Mae Mortgage Pool 255575	5.500%	1/01/25	Aaa	2,845,656

657	Fannie Mae Mortgage Pool 256845	6.500%	8/01/37	Aaa	737,709

2,039	Fannie Mae Mortgage Pool 256852	6.000%	8/01/27	Aaa	2,231,379

1,271	Fannie Mae Mortgage Pool 256890	6.000%	9/01/37	Aaa	1,375,348

1,353	Fannie Mae Mortgage Pool 257307	6.000%	8/01/38	Aaa	1,478,453

82	Fannie Mae Mortgage Pool 340798	7.000%	4/01/26	Aaa	97,724

109	Fannie Mae Mortgage Pool 440780	5.500%	2/01/14	Aaa	116,833

34	Fannie Mae Mortgage Pool 535206	7.000%	2/01/15	Aaa	34,614

151	Fannie Mae Mortgage Pool 545359	2.386%	3/01/31	Aaa	162,015

408	Fannie Mae Mortgage Pool 545813	7.000%	7/01/32	Aaa	487,761

255	Fannie Mae Mortgage Pool 545815	7.000%	7/01/32	Aaa	295,732

1,727	Fannie Mae Mortgage Pool 555798	6.500%	5/01/33	Aaa	1,976,334

1,501	Fannie Mae Mortgage Pool 555800	5.500%	10/01/33	Aaa	1,649,877

2,427	Fannie Mae Mortgage Pool 555843	2.208%	8/01/30	Aaa	2,583,671

135	Fannie Mae Mortgage Pool 591038	7.000%	8/01/16	Aaa	145,048

626	Fannie Mae Mortgage Pool 673010	5.500%	12/01/17	Aaa	674,497

38	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,458	Fannie Mae Mortgage Pool 688330	6.000%	3/01/33	Aaa	$2,757,592

2,153	Fannie Mae Mortgage Pool 694605	5.500%	4/01/33	Aaa	2,365,762

4,156	Fannie Mae Mortgage Pool 709446	5.500%	7/01/33	Aaa	4,723,723

987	Fannie Mae Mortgage Pool 725248	5.000%	3/01/34	Aaa	1,075,605

686	Fannie Mae Mortgage Pool 725553	2.164%	9/01/33	Aaa	730,092

2,983	Fannie Mae Mortgage Pool 735054	5.173%	11/01/34	Aaa	3,206,630

3,194	Fannie Mae Mortgage Pool 735273	6.500%	6/01/34	Aaa	3,616,461

2,126	Fannie Mae Mortgage Pool 745101	6.000%	4/01/32	Aaa	2,302,143

138	Fannie Mae Mortgage Pool 772130	6.000%	11/01/33	Aaa	153,747

277	Fannie Mae Mortgage Pool 772256	6.000%	11/01/33	Aaa	309,525

437	Fannie Mae Mortgage Pool 781776	6.000%	10/01/34	Aaa	485,811

1,206	Fannie Mae Mortgage Pool 885536	6.000%	8/01/36	Aaa	1,349,345

6,391	Fannie Mae Mortgage Pool 889618	5.500%	5/01/38	Aaa	6,945,475

224	Fannie Mae Mortgage Pool 889706	6.000%	6/01/38	Aaa	245,422

2,256	Fannie Mae Mortgage Pool 900555	6.000%	9/01/36	Aaa	2,530,716

1,426	Fannie Mae Mortgage Pool 932260	5.000%	12/01/39	Aaa	1,572,778

4,601	Fannie Mae Mortgage Pool 932323	4.500%	12/01/39	Aaa	4,971,572

1,076	Fannie Mae Mortgage Pool 944340	6.000%	6/01/37	Aaa	1,177,797

7,580	Fannie Mae Mortgage Pool 973241	5.000%	3/01/38	Aaa	8,210,532

1	Fannie Mae Mortgage Pool 983077	5.000%	5/01/38	Aaa	826

1	Fannie Mae Mortgage Pool 985344	5.500%	7/01/38	Aaa	628

1,819	Fannie Mae Mortgage Pool 993138	6.000%	10/01/38	Aaa	1,992,952

14	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1988-24 G	7.000%	10/25/18	Aaa	16,209

15	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1989-44 H	9.000%	7/25/19	Aaa	16,864

3	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1989-90 E	8.700%	12/25/19	Aaa	3,246

16	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1990-102 J	6.500%	8/25/20	Aaa	17,697

134	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1990-105 J	6.500%	9/25/20	Aaa	146,423

10	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1990-30 E	6.500%	3/25/20	Aaa	10,939

14	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1990-61 H	7.000%	6/25/20	Aaa	15,277

12	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1990-72 B	9.000%	7/25/20	Aaa	13,901

90	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1991-134 Z	7.000%	10/25/21	Aaa	100,205

48	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1991-56 M	6.750%	6/25/21	Aaa	51,959

13	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1992-120 C	6.500%	7/25/22	Aaa	14,881

400	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1996-35 Z	7.000%	7/25/26	Aaa	463,116

64	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 2003-30 AE	3.900%	10/25/17	Aaa	63,515

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen Core Plus Bond Fund (continued)

December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,192	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 2005-62 JE	5.000%	6/25/35	Aaa	$1,358,457

1,297	Fannie Mae REMIC Pass-Through Certificates	5.750%	12/25/42	B1	356,578

4,920	Fannie Mae TBA Mortgage Pool, (MDR), (WI/DD)	3.500%	TBA	Aaa	5,245,373

13	Federal Home Loan Mortgage Corporation, REMIC 1022 J	6.000%	12/15/20	Aaa	14,204

37	Federal Home Loan Mortgage Corporation, REMIC 162 F	7.000%	5/15/21	Aaa	41,784

23	Federal Home Loan Mortgage Corporation, REMIC 118 Z	8.250%	7/15/21	Aaa	26,743

84	Federal Home Loan Mortgage Corporation, REMIC 188 H	7.000%	9/15/21	Aaa	93,279

24	Federal Home Loan Mortgage Corporation, REMIC 1790 A	7.000%	4/15/22	Aaa	25,971

1,501	Federal Home Loan Mortgage Corporation, REMIC 2704 JF	0.759%	5/15/23	Aaa	1,511,660

274	Federal Home Loan Mortgage Corporation, REMIC 2755 FN	0.659%	4/15/32	Aaa	273,719

3,438	Federal Home Loan Mortgage Corporation, REMIC 2901 UB	5.000%	3/15/33	Aaa	3,523,933

2,122	Federal Home Loan Mortgage Corporation, REMIC 3591 FP	0.809%	6/15/39	Aaa	2,138,032

8	Federal Home Loan Mortgage Corporation, REMIC 6 C	9.050%	6/15/19	Aaa	8,570

3,877	Fosse Master Issuer PLC, Residential Mortgage Pool, Series 2011-1A	1.725%	10/19/54	AAA	3,930,808

2,837	Freddie Mac Gold Pool 1G2163	2.903%	9/01/37	Aaa	3,035,795

431	Freddie Mac Gold Pool 846984	1.923%	6/01/31	Aaa	452,148

791	Freddie Mac Gold Pool 847180	2.415%	3/01/30	Aaa	847,523

571	Freddie Mac Gold Pool 847190	2.296%	4/01/29	Aaa	609,834

1,003	Freddie Mac Gold Pool 847240	2.273%	7/01/30	Aaa	1,074,127

887	Freddie Mac Mortgage Pool, Various A15521	6.000%	11/01/33	Aaa	986,317

1,147	Freddie Mac Mortgage Pool, Various A17212	6.500%	7/01/31	Aaa	1,347,708

640	Freddie Mac Mortgage Pool, Various C00676	6.500%	11/01/28	Aaa	752,508

527	Freddie Mac Mortgage Pool, Various C00689	6.500%	12/01/28	Aaa	619,454

295	Freddie Mac Mortgage Pool, Various C00742	6.500%	4/01/29	Aaa	345,557

335	Freddie Mac Mortgage Pool, Various G00876	6.500%	1/01/28	Aaa	389,533

652	Freddie Mac Mortgage Pool, Various H09059	7.000%	8/01/37	Aaa	737,597

519	Freddie Mac Mortgage Pool, Various P10023	4.500%	3/01/18	Aaa	538,177

1,356	Freddie Mac Mortgage Pool, Various P10032	4.500%	5/01/18	Aaa	1,407,790

96	Freddie Mac Non Gold Participation Certificates 846757	2.319%	5/01/25	Aaa	101,059

576	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-1	6.719%	3/25/43	Ba3	379,713

717	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP2 1A2	7.500%	3/25/35	B1	717,232

784	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP3 1A2	7.500%	9/25/35	Ba3	813,133

1	Government National Mortgage Association Pool	1.750%	8/20/23	Aaa	861

197	Government National Mortgage Association Pool	7.500%	11/15/30	Aaa	239,931

7,951	Government National Mortgage Association Pool	4.500%	2/20/41	Aaa	8,771,564

5,750	Government National Mortgage Association TBA Pool, (MDR), (WI/DD)	4.500%	TBA	Aaa	6,295,352

1,015	IndyMac INDX Mortgage Loan Trust, Pass Through Certificates, Series 2005-AR1	2.680%	3/25/35	BBB+	949,145

2,478	JPMorgan Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-S1	0.490%	6/25/37	CCC	1,940,844

7,403	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C1	3.853%	6/15/43	Aaa	7,865,994

40	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$5,570	JPMorgan Chase Commerical Mortgage Trust, Commerical Mortage Pass-Through Certificates, Series 2011-C4	4.106%	7/17/46	AAA	$6,276,599

136	LB-UBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C7	5.103%	11/18/30	AAA	136,185

6,000	LB-UBS Commerical Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2004-C2	4.367%	3/15/36	AAA	6,213,396

1,332	Lehman Mortgage Trust, Mortgage Pass-Through Certificates, Series 2008-6	5.582%	4/25/38	BB	1,394,054

1,673	Mid-State Capital Corporation Trust Notes, Series 2005-1	5.745%	1/15/40	AAA	1,768,820

883	Mortgage Asset Securitization Transaction Inc., Alternative Loan Trust Mortgage Pass-Through Certificates Series 2004-1	7.000%	1/25/34	BBB+	922,447

3,830	Mortgage Equity Conversion Asset Trust 2010-1A	4.000%	7/25/60	AA	3,676,935

4,185	National Credit Union Adminstration Guaranteed Structured Collateral Notes	2.900%	10/29/20	Aaa	4,461,068

5,590	OBP Depositor LLC Trust, Commercial Mortgage Pass Through Certificates, Series 2010-OBP	4.646%	7/15/45	AAA	6,559,966

171	RBSSP Resecuritization Trust 2009-8	0.350%	3/26/37	Aaa	170,526

3,417	RBSSP Resecuritization Trust 2010-10	0.340%	9/26/36	N/R	2,998,941

5,440	RBSSP Resecuritization Trust 2010-4	0.320%	3/26/36	A	5,139,256

2,999	RBSSP Resecuritization Trust, Series 2012-8 1A1	0.370%	10/28/36	N/R	2,705,735

1,643	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2011-1	4.125%	2/25/41	AAA	1,668,763

3,680	Springleaf Mortgage Loan Trust 2011-1	4.050%	1/25/58	AAA	3,788,344

311	Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-11	2.758%	8/25/34	Ba3	307,599

2,702	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2006-P10B	5.681%	8/10/16	Aaa	2,956,128

5,656	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2010-P10A	4.108%	3/10/20	Aaa	5,975,750

6,772	United States Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%	2/15/35	Aaa	7,356,691

2,313	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHl8	0.289%	6/15/20	Aaa	2,275,693

4,094	Wachovia Mortgage Loan Trust LLC, Mortgage PasS-Through Certificates, Series 2005-B	2.968%	10/20/35	CCC	3,347,850

1,196	Wells Fargo Mortagge Backed Securities Trust, Mortgage Pass-Through Certificate Series 2007-2	5.750%	3/25/37	Caa1	1,114,920

5,000	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3	4.375%	3/17/44	Aaa	5,749,404
$291,871	Total Asset-Backed and Mortgage-Backed Securities (cost $290,528,985)				307,863,602

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SOVEREIGN DEBT – 0.1%

	Poland – 0.1%

$1,000	Republic of Poland	3.000%	3/17/23	A2	$997,500
	Total Sovereign Debt (cost $984,480)				997,500

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen Core Plus Bond Fund (continued)

December 31, 2012

Shares	Description (1)				Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 5.8%

	Money Market Funds – 5.8%

42,657,376	Mount Vernon Securities Lending Trust Prime Portfolio, 0.267% (6), (7)				$42,657,376
	Total Investments Purchased with Collateral from Securities Lending (cost $42,657,376)				42,657,376

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SHORT-TERM INVESTMENTS – 3.9%

	Money Market Funds – 3.4%

25,145,086	First American Treasury Obligations Fund, Class Z	0.000% (6)	N/A	N/A	$25,145,086
	U.S. Government and Agency Obligations – 0.5%

$1,315	U.S. Treasury Bills	0.038%	2/07/13	Aaa	1,314,961

2,270	U.S. Treasury Bills	0.033%	3/07/13	Aaa	2,269,868

$3,585	Total U.S. Government and Agency Obligations				3,584,829
	Total Short-Term Investments (cost $28,729,286)				28,729,915
	Total Investments (cost $733,570,205) – 106.7%				789,131,963
	Other Assets Less Liabilities – (6.7)% (8)				(49,444,313)
	Net Assets – 100%				$739,687,650

Investments in Derivatives as of December 31, 2012

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation) (8)
Deutsche Bank AG	$23,000,000	Receive	3-Month USD-LIBOR-BBA	1.741%	Semi-Annually	11/08/22	$63,903

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional Value*	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Note	Long	191	3/13	42,109,531	$18,367
U.S. Treasury 5-Year Note	Long	178	3/13	22,145,703	(14,259)
U.S. Treasury 10-Year Note	Short	(660)	3/13	(87,635,625)	262,874
U.S. Treasury Long Bond	Short	(21)	3/13	(3,097,500)	47,201
U.S. Treasury Ultra Bond	Short	(49)	3/13	(7,967,094)	169,250
					$483,433
*	Total Notional Value of Long and Short positions were $64,255,234 and $(98,700,219), respectively.

42	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All Percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $41,227,315.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

(6)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(7)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

(8)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of certain derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(9)	For fair value measurement disclosure purposes, $25 Par (or similar) Preferred Security classified as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

N/A	Not applicable.

N/R	Not rated.

MDR	Denotes investment is subject to dollar roll transactions.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR-BBA	United States Dollar–London Inter-Bank Offered Rate British Bankers’ Association.

See accompanying notes to financial statements.

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen High Income Bond Fund

December 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 1.8%

	Airlines – 0.0%

35,000	Delta Air Lines, Inc., (2)	$415,450
	Building Products – 0.2%

526	Dayton Superior Class A, (2), (3)	30,195

585	Dayton Superior, Class 1, (2), (3)	33,550

19,871	Nortek Inc.	1,316,453
	Total Building Products	1,380,198
	Capital Markets – 0.1%

64,000	Och-Ziff Capital Management Group, Class A Shares, (4)	608,000
	Commercial Banks – 0.0%

3,900	Toronto-Dominion Bank, (4)	328,887
	Diversified Telecommunication Services – 0.1%

61,048	FairPoint Communications Inc., (2), (4)	484,729
	Food Products – 0.1%

23,500	Archer-Daniels-Midland Company	643,665
	Insurance – 0.1%

23,500	Protective Life Corporation	671,630
	Machinery – 0.1%

17,000	Xylem Inc.	460,700
	Metals & Mining – 0.1%

18,200	Freeport-McMoRan Copper & Gold, Inc.	622,440
	Multiline Retail – 0.0%

6,500	Target Corporation	384,605
	Oil, Gas & Consumable Fuels – 0.4%

13,900	ConocoPhillips	806,061

21,000	Pembina Pipeline Corporation	601,440

75,000	Pengrowth Energy Corporation	372,750

19,900	Phillips 66	1,056,690
	Total Oil, Gas & Consumable Fuels	2,836,941
	Real Estate Investment Trust – 0.6%

11,000	Camden Property Trust, (4)	750,310

54,000	Kite Realty Group Trust, (4)	1,385,100

18,400	Mid-America Apartment Communities, (4)	1,191,400

40,000	Summit Hotel Properties Inc.	1,058,800
	Total Real Estate Investment Trust	4,385,610
	Total Common Stocks (cost $11,720,161)	13,222,855

Shares	Description (1)	Value
	EXCHANGE-TRADED FUNDS – 0.2%

22,500	Market Vectors International High Yield Bond Fund ETF, (4)	$610,587

4,900	SPDR DB International Government Inflation Protected Bond ETF	311,346

12,500	Vanguard MSCI European ETF	610,500
	Total Exchange-Traded Funds (cost $1,411,599)	1,532,433

44	Nuveen Investments

Shares	Description (1)	Coupon	Ratings (5)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.2%

	Electric Utilities – 0.2%

30,000	NextEra Energy Inc.	5.889%	BBB	$1,501,800
	Total Convertible Preferred Securities (cost $1,455,000)			1,501,800

Shares	Description (1)	Coupon	Ratings (5)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 6.5%

	Automobiles – 0.1%

11,000	General Motors Corporation	4.750%	BB–	$485,430
	Capital Markets – 1.1%

2,500,000	Dresdner Funding Trust I, 144A	8.151%	Ba2	2,451,250

90,000	Goldman Sachs Group Inc.	5.950%	BB+	2,248,200

82,330	Morgan Stanley, Series 2006A	4.000%	BB+	1,608,728

139,434	UBS Preferred Funding Trust IV	0.910%	BBB–	2,073,384
	Total Capital Markets			8,381,562
	Commercial Banks – 0.6%

3,285,000	RBS Capital Trust, (4), (6)	5.512%	BB	2,578,725

65,000	Regions Financial Corporation	6.375%	BB	1,606,150

25,000	Royal Bank of Scotland Public Limited Company, Series 2006Q	6.750%	BB	575,000
	Total Commercial Banks			4,759,875
	Consumer Finance – 0.8%

50,000	Ally Financial Inc.	8.500%	CCC+	1,313,500

3,750	Ally Financial Inc., (6)	7.000%	B3	3,683,086

50,000	Discover Financial Services	6.500%	BB	1,262,500
	Total Consumer Finance			6,259,086
	Diversified Financial Services – 0.9%

3,965	Bank of America Corporation	7.250%	BB+	4,500,275

28,713	Bank of America Corporation	4.000%	BB+	617,330

96,079	RBS Capital Trust, (4)	6.080%	B3	1,990,757
	Total Diversified Financial Services			7,108,362
	Household Durables – 0.3%

25,349	Hovnanian Enterprises Incorporated	7.625%	Ca	344,746

73,660	M-I Homes	9.750%	CCC	1,686,814
	Total Household Durables			2,031,560
	Insurance – 0.8%

30,000	Aegon N.V.	8.000%	Baa1	839,400

50,000	Aspen Insurance Holdings Limited	7.401%	BBB–	1,312,500

51,131	Endurance Specialty Holdings Limited	7.500%	BBB–	1,363,152

75,000	Hartford Financial Services Group Inc.	7.875%	BB+	2,153,250
	Total Insurance			5,668,302
	Marine – 0.1%

29,338	Seaspan Corporation	9.500%	N/R	808,262
	Real Estate Investment Trust – 1.8%

51,900	Ashford Hospitality Trust Inc.	8.450%	N/R	1,305,285

40,000	CommomWealth REIT	7.250%	Ba1	1,008,800

75,000	Coresite Realty Corporation	7.250%	N/R	1,890,750

50,000	Corporate Office Properties Trust	7.375%	N/R	1,257,000

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen High Income Bond Fund (continued)

December 31, 2012

Shares	Description (1)	Coupon		Ratings (5)	Value

	Real Estate Investment Trust (continued)

65,000	Dupont Fabros Technology, (4)	7.875%		Ba2	$1,727,700

22,024	First Potomac Realty Trust	7.750%		N/R	565,356

30,000	Hersha Hospitality Trust	8.000%		N/R	754,500

50,000	LaSalle Hotel Properties	7.500%		N/R	1,287,500

50,000	Pebblebrook Hotel Trust	7.875%		N/R	1,295,500

40,000	Retail Properties of America	7.000%		N/R	986,000

50,000	SL Green Realty Corporation	6.500%		Ba2	1,255,000
	Total Real Estate Investment Trust				13,333,391
	Thrifts & Mortgage Finance – 0.0%

35,522	Federal Home Loan Mortgage Corporation	6.550%		Ca	58,256
	Total $25 Par (or similar) Preferred Securities (cost $44,602,050)				48,894,086

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	CORPORATE BONDS – 82.4%

	Aerospace & Defense – 0.1%

$1,000	DynCorp International Inc.	10.375%	7/01/17	B2	$915,000
	Airlines – 1.2%

1,500	Air Canada, 144A, (4)	12.000%	2/01/16	B–	1,548,750

3,250	Delta Air Lines Pass-Through Certificates, Series 2012-1B	6.875%	5/07/19	BB	3,384,063

1,871	US Airways Pass Through Trust 1999-1B	9.010%	7/20/20	BB+	1,983,631

2,000	US Airways Pass Through Trust 2012-1B	8.000%	10/01/19	BB–	2,135,000
8,621	Total Airlines				9,051,444
	Auto Components – 1.2%

2,250	American & Axle Manufacturing Inc., (4)	7.750%	11/15/19	B	2,441,250

1,750	American & Axle Manufacturing Inc., (4)	6.625%	10/15/22	B	1,776,250

1,750	Continental Rubber Corporation of America	4.500%	9/15/19	Ba2	1,790,940

3,030	Pittsburgh Glass Works LLC, 144A	8.500%	4/15/16	B+	2,787,600
8,780	Total Auto Components				8,796,040
	Automobiles – 0.3%

2,000	Chrysler GP/CG Company, (4)	8.250%	6/15/21	B	2,200,000
	Biotechnology – 0.3%

2,105	STHI Holding Corporation, 144A	8.000%	3/15/18	B	2,278,663
	Building Products – 2.0%

3,097	Corporativo Javer S.A. de C.V, 144A, (4)	9.875%	4/06/21	B1	3,313,790

2,400	Isabelle Acquisition Subsidiary Inc.	10.000%	11/15/18	B–	2,604,000

500	Nortek Inc., 144A	8.500%	4/15/21	B	553,750

2,450	Nortek Inc.	8.500%	4/15/21	B	2,719,500

2,225	Roofing Supply Group LLC Finance, 144A, (4)	10.000%	6/01/20	B3	2,492,000

2,600	USG Corporation	9.750%	1/15/18	B–	2,944,500
13,272	Total Building Products				14,627,540
	Capital Markets – 1.2%

2,250	Ace Cash Express Inc., 144A, (4)	11.000%	2/01/19	B	2,120,625

2,300	E Trade Financial Corporation	6.750%	6/01/16	B2	2,420,750

2,000	Morgan Stanley Dean Witter & Company	4.875%	11/01/22	BBB+	2,070,788

46	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Capital Markets (continued)

$2,500	Technology Investment Capital Corporation, 144A	7.500%	11/01/17	N/R	$2,446,875
9,050	Total Capital Markets				9,059,038
	Chemicals – 3.2%

3,500	Basell Finance Company BV, 144A	8.100%	3/15/27	BB+	4,672,500

1,500	Celanese US Holdings LLC, (4)	5.875%	6/15/21	BB	1,680,000

1,000	Hexion US Finance Corporation	8.875%	2/01/18	B3	1,027,500

2,300	Hexion US Finance Corporation, (4)	6.625%	4/15/20	Ba3	2,340,250

1,350	Ineos Group Holdings PLC, 144A, (4)	8.500%	2/15/16	B+	1,343,250

1,750	Momentive Performance Materials, 144A	10.000%	10/15/20	B2	1,723,750

2,750	Nufarm Australia Limited, 144A, (4)	6.375%	10/15/19	BB–	2,873,750

3,445	Omonva Solutions Inc.	7.875%	11/01/18	B2	3,552,656

2,250	Taminco Acquisition Corporation	9.125%	12/15/17	B–	2,221,875

2,450	Taminco Global Chemical Corporation, 144A	9.750%	3/31/20	B–	2,682,750
22,295	Total Chemicals				24,118,281
	Commercial Banks – 0.9%

2,000	Promsvyazbank Finance, 144A	6.200%	4/25/14	Ba2	2,016,160

2,000	Russian Standard Bank ZAO Finance SA, (4)	10.750%	4/10/18	B1	2,090,000

1,500	Sberbank of Russia Loan	5.717%	6/16/21	A3	1,680,000

1,000	Speedy Cash Inc, 144A, (4)	10.750%	5/15/18	B	1,065,000
6,500	Total Commercial Banks				6,851,160
	Commercial Services & Supplies – 2.6%

1,750	313 Group Incorporated, 144A	6.375%	12/01/19	B1	1,734,688

1,500	Casella Waste Systems Inc., 144A	7.750%	2/15/19	Caa1	1,425,000

1,125	Casella Waste Systems Inc.	7.750%	2/15/19	B–	1,068,750

3,121	Ceridian Corporation, 144A, (4)	8.875%	7/15/19	B1	3,386,285

1,000	R.R. Donnelley & Son Company, (4)	7.625%	6/15/20	BB	960,000

1,715	EnergySolutions Inc.	10.750%	8/15/18	B	1,620,675

2,750	GDR Holding II Corporation, 144A	10.750%	6/01/19	B	2,756,875

1,850	Heckmann Corporation, (4)	9.875%	4/15/18	B	1,896,250

2,500	International Lease Finance Corporation	5.875%	4/01/19	BBB–	2,634,998

2,000	Square Two Financial Corporation, (4)	11.625%	4/01/17	B	1,895,000
19,311	Total Commercial Services & Supplies				19,378,521
	Communications Equipment – 0.7%

1,000	Avaya Inc., 144A, (4)	9.000%	4/01/19	B1	1,017,500

2,230	Goodman Networks Inc., 144A	12.125%	7/01/18	B	2,441,850

2,000	Nokia Corporation, (4)	6.625%	5/15/39	BB–	1,795,000
5,230	Total Communications Equipment				5,254,350
	Construction & Engineering – 0.2%

1,500	Wyle Services Corporation, 144A	10.500%	4/01/18	B–	1,635,000
	Construction Materials – 0.7%

1,000	Cemex Finance LLC, 144A, (4)	9.500%	12/14/16	B+	1,087,500

2,000	Cemex SAB de CV, 144A	9.000%	1/11/18	B+	2,165,000

1,550	China Shanshui Cement Group Limited, 144A	10.500%	4/27/17	BB–	1,774,750
4,550	Total Construction Materials				5,027,250

Nuveen Investments	47

Portfolio of Investments (Unaudited)

Nuveen High Income Bond Fund (continued)

December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Consumer Finance – 1.0%

$2,500	Home Credit & Finance Bank LLC Eurasia Capital	9.375%	4/24/20	B1	$2,625,000

2,000	Nationstar Mortgage LLC Capital Corporation, 144A	9.625%	5/01/19	B+	2,250,000

2,850	Springleaf Finance Corporation	6.900%	12/15/17	Caa1	2,550,750
7,350	Total Consumer Finance				7,425,750
	Containers & Packaging – 1.7%

2,000	Ardagh Packaging Finance PLC, 144A, (4)	9.125%	10/15/20	B3	2,180,000

1,650	Ardagh Packaging Finance PLC, 144A	7.375%	10/15/17	Ba3	1,792,313

2,000	Berry Plastics Corporation	5.205%	2/15/15	B+	2,003,000

2,000	Longview Fibre Paper & Packaging, 144A, (4)	8.000%	6/01/16	B+	2,100,000

2,550	Reynolds Group	8.500%	5/15/18	CCC+	2,613,750

2,300	Reynolds Group, (4)	5.750%	10/15/20	B+	2,374,750
12,500	Total Containers & Packaging				13,063,813
	Distributors – 0.3%

2,000	HD Supply Inc., 144A	11.500%	7/15/20	CCC+	2,252,500
	Diversified Financial Services – 1.2%

2,000	CNG Holdings Inc., 144A	9.375%	5/15/20	B	2,030,000

1,825	Community Choice Financial Inc.	10.750%	5/01/19	B–	1,756,563

1,867	SinOceanic II ASA, 144A	10.000%	2/17/15	N/R	1,867,470

2,800	UPCB Finance III Limited, 144A	6.625%	7/01/20	BB–	2,999,500
8,492	Total Diversified Financial Services				8,653,533
	Diversified Telecommunication Services – 3.3%

2,000	CyrusOne LP Finance, 144A	6.375%	11/15/22	B+	2,085,000

1,850	Eileme AB	14.250%	8/15/20	B–	1,993,375

1,043	FairPoint Communications Inc., (4)	13.125%	4/02/18	N/R	9,909

255	Frontier Communications Corporation	8.500%	4/15/20	BB+	293,250

3,500	Frontier Communications Corporation	7.125%	1/15/23	BB+	3,710,000

4,075	Integra Telecom, 144A, (4)	10.750%	4/15/16	B–	4,258,375

2,750	IntelSat Bermuda Limited	11.250%	2/04/17	CCC+	2,908,125

3,500	Level 3 Communications Inc.	11.875%	2/01/19	B–	4,033,750

1,300	Telemar Norte Leste SA, 144A	5.500%	10/23/20	BBB	1,352,000

3,300	Windstream Corporation	7.875%	11/01/17	BB+	3,712,500
23,573	Total Diversified Telecommunication Services				24,356,284
	Electric Utilities – 1.2%

2,000	Edison Mission Energy, (4), (7)	7.000%	5/15/17	C	1,060,000

2,000	EDP Finance BV, 144A	6.000%	2/02/18	BBB–	2,096,976

5,900	Energy Future Holdings, (4)	10.875%	11/01/17	CCC+	5,487,000

250	Energy Future Intermediate Holding Company LLC	6.875%	8/15/17	B	266,250
10,150	Total Electric Utilities				8,910,226
	Energy Equipment & Services – 2.2%

2,070	Alta Mesa Holdings Finance	9.625%	10/15/18	B	2,132,100

1,625	Forbes Energy Services	9.000%	6/15/19	B	1,446,250

1,250	Gulfmark Offshore Inc., 144A	6.375%	3/15/22	BB–	1,287,500

760	NGPL PipeCo LLC	7.119%	12/15/17	Ba3	828,400

1,525	Offshore Group Investment Limited, 144A	7.500%	11/01/19	B–	1,540,250

3,300	Pacific Drilling SA	8.250%	2/23/15	N/R	3,390,750

48	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		Energy Equipment & Services (continued)

$1,550		Parker Drilling Company	9.125%	4/01/18	B+	$1,654,625

2,500		Seadrill Limited, 144A	5.625%	9/15/17	N/R	2,481,250

1,400		TrollDrilling & Services Limited	13.750%	8/19/16	N/R	1,455,734
15,980		Total Energy Equipment & Services				16,216,859
		Food & Staples Retailing – 1.4%

2,000		Albertson’s, Inc.	8.000%	5/01/31	B–	1,125,000

1,750		Harmony Foods Corporation, 144A	10.000%	5/01/16	B–	1,885,625

100		Pantry Inc., 144A	8.375%	8/01/20	B+	104,500

2,850		Rite Aid Corporation, (4)	9.250%	3/15/20	CCC+	3,035,250

2,125		Supervalu Inc., (4)	8.000%	5/01/16	B–	2,024,063

2,150		Tops Markets, 144A	8.875%	12/15/17	B+	2,230,625
10,975		Total Food & Staples Retailing				10,405,063
		Food Products – 2.1%

1,550		Fage Dairy Industry SA, 144A	9.875%	2/01/20	B	1,646,875

2,800		JBS USA LLC	7.250%	6/01/21	BB	2,807,000

3,000		Land O Lakes Capital Trust I	7.450%	3/15/28	BB	2,925,000

1,400		Marfrig Overseas Limited, (4)	9.500%	5/04/20	B+	1,207,500

1,075		MHP SA, 144A	10.250%	4/29/15	B	1,131,438

1,000		Michael Foods Inc., 144A	8.500%	7/15/18	CCC+	1,020,000

1,750		Mriya Agro Holding PLC, 144A, (4)	10.950%	3/30/16	B	1,776,250

3,250		Viterra Inc.	5.950%	8/01/20	Baa2	3,518,401
15,825		Total Food Products				16,032,464
		Gas Utilities – 0.4%

1,000		AmeriGas Finance LLC	7.000%	5/20/22	Ba2	1,112,500

1,874		Suburban Propane Partners LP	7.500%	10/01/18	BB–	2,019,235
2,874		Total Gas Utilities				3,131,735
		Health Care Equipment & Supplies – 0.6%

3,000		Biomet Inc., 144A	6.500%	8/01/20	B–	3,187,500

1,375		Chiron Merger Sub Inc., 144A	12.500%	11/01/19	CCC+	1,307,969
4,375		Total Health Care Equipment & Supplies				4,495,469
		Health Care Providers & Services – 2.9%

2,000		Acadia Healthcare	12.875%	11/01/18	B–	2,420,000

2,040		Amsurg Corporation, 144A, (4)	5.625%	11/30/20	Ba3	2,121,600

2,400		Community Health Systems, Inc.	8.000%	11/15/19	B	2,598,000

1,650		HCA Holdings Inc.	6.250%	2/15/21	B–	1,691,250

3,219		HCA Holdings Inc., (4)	7.750%	5/15/21	B–	3,492,615

2,000		HealthSouth Corporation, (4)	5.750%	11/01/24	BB–	2,035,000

2,800		Kindred Healthcare Inc., Term Loan, (4)	8.250%	6/01/19	B–	2,723,000

2,500		National Mentor Holdings, 144A	12.500%	2/15/18	CCC+	2,556,250

—	(8)	Symbion Inc.	11.000%	8/23/15	CCC+	506

2,000		Tenet Healthcare Corporation, 144A	6.750%	2/01/20	B–	2,060,000
20,609		Total Health Care Providers & Services				21,698,221
		Hotels, Restaurants & Leisure – 2.6%

1,673		CKE Holdings, (4)	10.500%	3/14/16	Caa1	1,773,905

Nuveen Investments	49

Portfolio of Investments (Unaudited)

Nuveen High Income Bond Fund (continued)

December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Hotels, Restaurants & Leisure (continued)

$2,589	El Pollo Loco Inc., 144A	12.500%	1/01/18	Caa2	$2,770,468

1,000	Fontainebleau Las Vegas	10.250%	6/15/15	N/R	625

2,175	Graton Economic Development Authority, 144A	9.625%	9/01/19	B	2,329,969

30	Greektown LLC, (3)	10.750%	12/01/13	N/R	—

2,000	Harrah’s Operating Company, Inc.	11.250%	6/01/17	B	2,142,500

1,000	Icon Health and Fitness Inc., 144A	11.875%	10/15/16	B	935,000

1,850	MGM Resorts International Inc., 144A, (4)	8.625%	2/01/19	B+	2,062,750

1,250	MGM Resorts International Inc.	6.625%	12/15/21	B+	1,250,000

2,000	Mohegan Tribal Gaming Authority, 144A, (4)	11.000%	9/15/18	CCC	1,575,000

1,500	Rare Restaurant Group LLC, 144A	12.000%	6/01/17	B–	1,560,000

1,000	Rivers Pittsburgh Borrowers LP, Finance Corporation, 144A	9.500%	6/15/19	B	1,085,000

1,750	Shearer’s Foods LLC, 144A	9.000%	11/01/19	B	1,837,500
19,817	Total Hotels, Restaurants & Leisure				19,322,717
	Household Durables – 2.4%

1,250	Beazer Homes USA, Inc.	6.875%	7/15/15	CCC+	1,253,125

3,925	Beazer Homes USA, Inc., (4)	9.125%	6/15/18	CCC+	4,091,813

3,000	Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	BB–	3,075,000

1,250	K. Hovnanian Enterprises Inc., 144A, (4)	9.125%	11/15/20	Caa2	1,325,000

2,000	K. Hovnanian Enterprises Inc.	5.000%	11/01/21	B3	1,700,000

500	Ryland Group Inc.	5.375%	10/01/22	BB–	511,875

300	Spectrum Brands Inc., 144A	6.375%	11/15/20	BB–	315,000

2,715	Taylor Morrison Monarch Communities	7.750%	4/15/20	BB–	2,877,900

2,550	William Lyon Homes Incorporated	8.500%	11/15/20	B–	2,652,000
17,490	Total Household Durables				17,801,713
	Household Products – 0.4%

3,000	Dispensing Dynamics International, 144A	12.500%	1/01/18	B–	2,940,000
	Independent Power Producers & Energy Traders – 1.2%

2,800	Foresight Energy Limited Liability Corporation, 144A	9.625%	8/15/17	B	2,996,000

1,350	GenOn Energy, (4)	9.875%	10/15/20	B+	1,559,250

1,300	Mirant Americas Generation LLC, (4)	8.500%	10/01/21	BB–	1,482,000

2,500	NRG Energy Inc., 144A, (4)	6.625%	3/15/23	BB	2,675,000
7,950	Total Independent Power Producers & Energy Traders				8,712,250
	Industrial Conglomerates – 0.5%

1,250	Abengoa Finance SAU, 144A, (4)	8.875%	11/01/17	B+	1,175,000

5,000	Grieg Seafood ASA	8.860%	12/21/15	N/R	899,645

1,500	J.B. Poindexter & Company, 144A	9.000%	4/01/22	B+	1,550,625
7,750	Total Industrial Conglomerates				3,625,270
	Insurance – 0.3%

2,000	Compass Investors Incorporated, 144A	7.750%	1/15/21	CCC	1,970,000
	IT Services – 1.6%

3,510	First Data Corporation, (4)	6.750%	11/01/20	BB–	3,545,100

1,500	First Data Corporation	12.625%	1/15/21	B–	1,578,750

5,475	First Data Corporation, (4)	8.750%	1/15/22	B–	5,598,188

1,100	Zayo Escrow Corporation	10.125%	7/01/20	CCC+	1,251,250
11,585	Total IT Services				11,973,288

50	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Machinery – 1.5%

$2,500	Chloe Marine Corporation Limited	12.000%	12/28/16	N/R	$2,737,500

3,000	Commercial Vehicle Group	7.875%	4/15/19	B	2,970,000

2,300	Manitowoc Company Inc., (4)	8.500%	11/01/20	B+	2,581,750

1,750	Navistar International Corporation, (4)	8.250%	11/01/21	B3	1,688,750

1,350	Terex Corporation	6.500%	4/01/20	B+	1,431,000
10,900	Total Machinery				11,409,000
	Marine – 0.8%

1,000	Marquette Transportation Company Inc., (4)	10.875%	1/15/17	B–	1,040,000

1,850	Navios Maritime Acquisition Corporation, (4)	8.625%	11/01/17	B	1,734,375

3,000	OSX Leasing BV, 144A	9.250%	3/20/15	N/R	3,093,750
5,850	Total Marine				5,868,125
	Media – 5.4%

2,000	American Media Inc., 144A, (4)	13.500%	6/15/18	CCC	1,760,000

1,000	Baker & Taylor Inc., 144A	15.000%	4/01/17	B3	690,000

3,500	Belo Corporation	7.750%	6/01/27	BB	3,609,375

1,000	Cengage Learning Acquisition Inc., 144A, (4)	11.500%	4/15/20	CCC+	862,500

2,750	Charter Communications, CCO Holdings LLC, (4)	5.125%	2/15/23	BB–	2,743,125

1,500	Clear Channel Communications, Inc., 144A, (4)	9.000%	12/15/19	CCC+	1,372,500

2,000	Clear Channel Communications, Inc.	5.500%	9/15/14	CCC–	1,865,000

2,500	Clear Channel Worldwide	7.625%	3/15/20	B	2,518,750

2,500	CSC Holdings Inc.	7.875%	2/15/18	BB+	2,893,750

1,800	Dish DBS Corporation	5.875%	7/15/22	Ba2	1,935,000

1,465	LIN Television Corporation	8.375%	4/15/18	B–	1,604,175

2,000	McClatchy Company, 144A, (4)	9.000%	12/15/22	B1	2,042,500

2,000	Mood Media Corporation, 144A, (4)	9.250%	10/15/20	B–	2,107,500

4,650	Nara Cable Funding Limited, 144A	8.875%	12/01/18	BB–	4,731,375

2,800	R.R. Donnelley & Son Company, (4)	8.250%	3/15/19	BB	2,828,000

2,500	UnityMedia Hessen GmBH	7.500%	3/15/19	BB–	2,750,000

2,000	WideOpenWest Finance Capital Corporation, 144A	13.375%	10/15/19	CCC+	2,115,000

1,785	WMG Acquisition Group, 144A	6.000%	1/15/21	Ba2	1,883,175
39,750	Total Media				40,311,725
	Metals & Mining – 6.3%

1,000	Aleris International Inc., (3)	10.000%	12/15/16	N/R	10

2,000	APERAM, 144A	7.375%	4/01/16	B+	1,865,000

3,000	ArcelorMittal, (4)	5.000%	2/25/17	BB+	3,028,185

1,000	ArcelorMittal, (4)	7.000%	3/01/41	BB+	927,500

1,450	Bumi Investment PTE Limited, 144A, (4)	10.750%	10/06/17	B+	1,283,250

2,800	Cliffs Natural Resources Inc., (4)	4.800%	10/01/20	BBB–	2,782,643

1,000	Evraz Group S.A, 144A	7.400%	4/24/17	BB–	1,055,000

2,000	First Quantum Minerals Limited, 144A	7.250%	10/15/19	BB	2,020,000

3,250	FMG Resources, 144A	7.000%	11/01/15	BB+	3,412,500

3,100	Fosun International Limited, 144A, (4)	7.500%	5/12/16	BB+	3,227,875

2,500	Glencore Finance Europe	7.500%	1/06/61	BBB	2,740,700

3,750	IAMGOLD Corporation, 144A	6.750%	10/01/20	BB–	3,656,250

2,845	Inmet Mining Corporation, 144A	8.750%	6/01/20	B+	3,108,163

Nuveen Investments	51

Portfolio of Investments (Unaudited)

Nuveen High Income Bond Fund (continued)

December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Metals & Mining (continued)

$1,500	Metalloinvest Finance Limited, 144A	6.500%	7/21/16	Ba3	$1,576,875

1,000	Mirabela Nickel Limited, 144A, (4)	8.750%	4/15/18	CCC+	860,000

1,000	Northland Resources AB	13.000%	3/06/17	B–	1,020,000

1,785	Taseko Mines Limited	7.750%	4/15/19	B	1,718,063

2,000	Tempel Steel Company, 144A	12.000%	8/15/16	B	1,805,000

2,000	Thompson Creek Metals Company, (4)	9.750%	12/01/17	B1	2,120,000

1,575	Thompson Creek Metals Company	7.375%	6/01/18	Caa2	1,291,500

2,000	Tizir Limited	9.000%	9/28/17	N/R	1,995,000

3,750	United States Steel Corporation, (4)	7.500%	3/15/22	BB	3,946,875

2,000	WPE International Cooperatief U.A., 144A	10.375%	9/30/20	B+	1,720,000
48,305	Total Metals & Mining				47,160,389
	Multiline Retail – 1.0%

2,500	Bon-Ton Department Stores Inc., 144A, (4)	10.625%	7/15/17	B–	2,431,250

1,000	Burlington Coat Factory	10.000%	2/15/19	Caa1	1,080,000

1,500	J.C. Penney Co. Inc.	7.650%	8/15/16	BB–	1,447,500

2,000	Macys Retail Holdings Inc.	7.875%	8/15/36	BBB	2,200,000
7,000	Total Multiline Retail				7,158,750
	Oil, Gas & Consumable Fuels – 14.2%

1,575	Alpha Natural Resources Inc., (4)	6.000%	6/01/19	B+	1,449,000

1,600	Arch Coal Inc., 144A	9.875%	6/15/19	B	1,664,000

2,500	Armstrong Energy Inc., 144A	11.750%	12/15/19	B–	2,393,750

250	Atlas Pipeline Escrow, 144A	6.625%	10/01/20	B+	258,750

1,900	Atlas Pipeline LP Finance, 144A, (4)	6.625%	10/01/20	B+	1,966,500

3,090	Bill Barrett Corporation	7.000%	10/15/22	BB–	3,182,700

2,500	Breitburn Energy Partners LP, 144A	7.875%	4/15/22	B	2,593,750

3,150	Calumet Specialty Products	9.375%	5/01/19	B	3,417,750

3,000	Carrizo Oil and Gas Inc., (4)	7.500%	9/15/20	B–	3,082,500

1,000	Chaparral Energy Inc., (4)	7.625%	11/15/22	B–	1,050,000

1,000	Chaparral Energy Inc.	7.625%	11/15/22	B3	1,040,000

2,300	Chesapeake Energy Corporation, (4)	9.500%	2/15/15	BB–	2,599,000

2,000	Chesapeake Energy Corporation, (4)	6.875%	11/15/20	BB–	2,167,500

1,750	Concho Resources Inc.	5.500%	10/01/22	BB+	1,846,250

1,750	Crosstex Energy Finance	8.875%	2/15/18	B+	1,890,000

1,975	Deep Drilling 7 and 8 PT	14.250%	3/05/15	N/R	2,063,934

2,500	Everest Acquisition LLC Finance, 144A	7.750%	9/01/22	B	2,650,000

2,000	Floatel International Limited	8.000%	10/11/17	N/R	2,020,000

2,500	Forest Oil Corporation, 144A, (4)	7.500%	9/15/20	B2	2,625,000

1,400	Goden Close Marit Corporation	11.000%	12/09/15	N/R	1,505,000

3,400	Halcon Resources Limited Liability Corporation, 144A	9.750%	7/15/20	B3	3,671,999

2,515	Holly Energy Partners LP, 144A, (4)	6.500%	3/01/20	BB–	2,691,050

2,425	Kodiak Oil and Gas Corporation	8.125%	12/01/19	B–	2,673,563

3,500	Linn Energy LLC Finance Corporation, 144A	6.250%	11/01/19	B	3,517,500

1,880	Martin Mid-Stream Partners LP Finance	8.875%	4/01/18	B	2,002,200

2,000	MEG Energy Corporation, 144A	6.375%	1/30/23	BB	2,085,000

52	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Oil, Gas & Consumable Fuels (continued)

$2,800	Niska Gas Storage US LLC	8.875%	3/15/18	B+	$2,877,000

3,000	Northern Oil and Gas Inc., (4)	8.000%	6/01/20	B–	3,060,000

2,400	Northern Tier Energy LLC, 144A	7.125%	11/15/20	BB–	2,484,000

2,300	Ocean Rig UDW Inc.	9.500%	4/27/16	CCC+	2,346,000

1,500	Paramount Resources Limited, 144A	7.625%	12/04/19	B	1,507,992

2,425	PBF Holding Company LLC, 144A, (4)	8.250%	2/15/20	BB+	2,612,938

3,325	PetroBakken Energy Limited, 144A	8.625%	2/01/20	CCC+	3,374,875

2,300	Polarcus Alima	12.500%	10/29/15	N/R	2,443,750

2,000	Quicksilver Resources Incorporated	11.750%	1/01/16	B3	1,975,000

3,127	Sabine Pass LNG LP	7.500%	11/30/16	BB+	3,447,518

3,400	Samson Investment Company, 144A, (4)	9.750%	2/15/20	B–	3,595,500

2,000	Sandridge Energy Inc.	8.125%	10/15/22	B	2,190,000

2,000	Saratoga Resources Inc.	12.500%	7/01/16	N/R	2,020,000

3,000	Shelf Drill Holdings Limited, 144A, (4)	8.625%	11/01/18	B1	3,075,000

2,775	SM Energy Company	6.625%	2/15/19	BB	2,927,625

3,000	United Refining Inc., 144A, (4)	10.500%	2/28/18	B	3,255,000

2,025	Vanguard Natural Resources Finance, (4)	7.875%	4/01/20	B	2,116,125

500	W&T Offshore, Inc., 144A	8.500%	6/15/19	B3	537,500

2,000	Williams Partners LP	3.350%	8/15/22	BBB	2,033,584
101,337	Total Oil, Gas & Consumable Fuels				105,986,103
	Paper & Forest Products – 2.5%

2,551	Abiti-Bowater Inc.	10.250%	10/15/18	BB	2,920,895

1,600	Ainsworth Lumber Limited, 144A	7.500%	12/15/17	B	1,676,000

250	Consolidated Container Company LLC, 144A	10.125%	7/15/20	CCC+	267,500

2,000	Millar Western Forest Products Ltd, (4)	8.500%	4/01/21	B–	1,810,000

3,300	Sappi Paper Holding GMBH, 144A	8.375%	6/15/19	BB	3,605,250

2,075	Stora Enso Oyj	7.250%	4/15/36	BB	1,929,750

3,030	Tembec Industries, Inc., (4)	11.250%	12/15/18	B–	3,211,800

2,000	Verso Paper Holdings LLC, (4)	11.750%	1/15/19	B+	2,100,000

1,500	Verso Paper Holdings LLC, (4)	11.750%	1/15/19	B–	1,065,000
18,306	Total Paper & Forest Products				18,586,195
	Personal Products – 0.3%

2,500	Albea Beauty Holdings SA, 144A	8.375%	11/01/19	B+	2,637,500
	Pharmaceuticals – 0.6%

2,500	Sky Growth Holdings Corporation, dba Par Pharmaceuticals, 144A	7.375%	10/15/20	B–	2,487,500

2,000	VP Escrow Corporation, 144A	6.375%	10/15/20	BB–	2,145,000
4,500	Total Pharmaceuticals				4,632,500
	Real Estate Investment Trust – 1.1%

3,000	FelCor Lodging LP	6.750%	6/01/19	B2	3,187,500

2,000	First Industrial Realty Trust	5.950%	5/15/17	BB	2,140,174

2,500	Omega Healthcare Investors Inc.	6.750%	10/15/22	BBB–	2,718,750
7,500	Total Real Estate Investment Trust				8,046,424
	Real Estate Management & Development – 2.2%

2,600	Country Garden Holding Company, 144A	11.125%	2/23/18	BB–	3,003,000

2,000	Crescent Resources LLC, 144A	10.250%	8/15/17	B	2,110,000

Nuveen Investments	53

Portfolio of Investments (Unaudited)

Nuveen High Income Bond Fund (continued)

December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Real Estate Management & Development (continued)

$2,000	Kaisa Group Holdings Limited	12.875%	9/18/17	B+	$2,247,976

1,250	Kennedy-Wilson Holdings Incorporated, 144A	8.750%	4/01/19	BB–	1,331,250

1,750	Mattamy Group Corporation, 144A	6.500%	11/15/20	BB	1,754,375

4,500	Realogy Corporation	12.000%	4/15/17	CCC+	4,871,250

1,250	Shimao Property Holdings Limited	11.000%	3/08/18	BB	1,443,048
15,350	Total Real Estate Management & Development				16,760,899
	Road & Rail – 0.1%

1,104	Inversiones Alsacia SA, 144A	8.000%	8/18/18	Ba2	1,112,384
	Semiconductors & Equipment – 0.4%

2,500	Freescale Semiconductor Inc., (4)	10.750%	8/01/20	CCC+	2,681,250
	Specialty Retail – 0.4%

1,500	Petco Holdings Incorporated, 144A, (4)	8.500%	10/15/17	CCC+	1,541,250

1,250	Toys “R” Us, Inc., (4)	10.375%	8/15/17	B	1,303,125
2,750	Total Specialty Retail				2,844,375
	Textiles, Apparel & Luxury Goods – 0.3%

2,170	Jones Group, (4)	6.875%	3/15/19	Ba3	2,256,800

100	Wolverine World Wide Inc., 144A	6.125%	10/15/20	B+	105,000
2,270	Total Textiles, Apparel & Luxury Goods				2,361,800
	Tobacco – 0.2%

1,500	North Atlantic Trading Company, 144A	11.500%	7/15/16	B2	1,558,125
	Trading Companies & Distributors – 1.2%

2,000	Ashtead Capital Inc., 144A	6.500%	7/15/22	B+	2,170,000

2,050	H&E Equipment Limited, 144A	7.000%	9/01/22	B+	2,183,250

2,000	Minerva Overseas II Limited, (4)	10.875%	11/15/19	B+	2,280,000

1,850	United Rentals North America Inc., (4)	8.375%	9/15/20	B	2,048,875
7,900	Total Trading Companies & Distributors				8,682,125
	Transportation Infrastructure – 0.4%

2,800	Navigator Holdings Limited	9.000%	12/18/17	N/R	2,795,052
	Wireless Telecommunication Services – 1.6%

1,500	Bakrie Telecom TPE Limited	11.500%	5/07/15	B–	697,500

500	Clearwire Corporation, 144A, (4)	14.750%	12/01/16	B3	686,250

1,500	Digicel Group, Limited, 144A, (4)	8.250%	9/30/20	B–	1,650,000

1,220	NII Capital Corporation, (4)	8.875%	12/15/19	B2	969,900

2,000	Sprint Nextel Corporation	7.000%	3/01/20	BB	2,324,999

1,800	Sprint Nextel Corporation	7.000%	8/15/20	B+	1,966,498

625	Wind Acquisition Finance SA, 144A	7.250%	2/15/18	BB	632,811

2,650	Wind Acquisition Finance SA	11.750%	7/15/17	B+	2,775,873
11,795	Total Wireless Telecommunication Services				11,703,831
$602,426	Total Corporate Bonds (cost $598,259,860)				614,475,994

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	CONVERTIBLE BONDS – 0.4%

	Computers & Peripherals – 0.1%

$1,238	Hutchinson Technology Inc.	8.500%	1/15/26	N/R	$727,325

54	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Diversified Telecommunication Services – 0.2%

$2,000	Alaska Communications Systems Group Inc.	6.250%	5/01/18	B+	$1,340,000
	Metals & Mining – 0.1%

1,500	Great Western Mineral Group	8.000%	4/06/17	N/R	1,090,500
$4,738	Total Convertible Bonds (cost $4,115,145)				3,157,825

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	CAPITAL PREFERRED SECURITIES – 1.9%

	Capital Markets – 0.3%

$3,315	Goldman Sachs Capital II	4.000%	6/01/43	BB+	$2,589,280
	Commercial Banks – 0.6%

2,000	BBVA International Preferred Uniperson, (4)	5.919%	4/18/17	BB–	1,620,000

2,000	Credit Agricole, S.A, 144A, (4)	6.637%	5/31/17	BBB–	1,739,482

1,000	Societe Generale, 144A, (4)	5.922%	4/05/57	BBB–	920,010
5,000	Total Commercial Banks				4,279,492
	Consumer Finance – 0.2%

2,000	AFGC Capital Trust I, 144A	6.000%	1/15/67	Caa3	1,225,000
	Insurance – 0.8%

3,000	Glen Meadows Pass Through Trust	6.505%	2/12/67	BB+	2,752,500

3,500	XL Capital Ltd, (4)	6.500%	10/15/57	BBB–	3,272,500
6,500	Total Insurance				6,025,000
$16,815	Total Capital Preferred Securities (cost $12,188,812)				14,118,772

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.2%

$155	U.S. Treasury Notes	3.375%	6/30/13	Aaa	$157,482

1,000	U.S. Treasury Notes	1.500%	12/31/13	Aaa	1,013,009
$1,155	Total U.S. Government and Agency Obligations (cost $1,156,105)				1,170,491

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 0.0%

$3	Green Tree Financial Corporation, Manufactured Housing Contract Pass-Through Certificates, Series 1998-1	6.04%	11/01/29	A	$3,273
$3	Total Asset-Backed and Mortgage-Backed Securities (cost $3,105)				3,273

Shares	Description (1)				Value
	INVESTMENT COMPANIES – 1.4%

169,000	Blackrock Credit Allocation Income Trust IV				$2,320,370

102,000	First Trust Strategic High Income Fund II				1,693,200

41,500	Gabelli Global Gold Natural Resources and Income Trust				531,200

154,000	Invesco Dynamic Credit Opportunities Fund				1,921,920

20,000	Invesco Senior Income Trust, (4)				103,600

107,500	Pimco Income Strategy Fund, (4)				1,369,550

187,000	Pioneer Floating Rate Trust				2,481,490
	Total Investment Companies (cost $9,960,756)				10,421,330

Nuveen Investments	55

Portfolio of Investments (Unaudited)

Nuveen High Income Bond Fund (continued)

December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	SOVEREIGN DEBT – 0.5%

	Argentina – 0.3%

$1,965	Province of Buenos Aires, 144A	10.875%	1/26/21	B–	$1,454,100

1,000	Republic of Argentina	7.000%	10/03/15	B–	910,000
2,965	Total Argentina				2,364,100
	Ukraine – 0.2%

1,500	Naftogaz Ukraine	9.500%	9/30/14	B	1,539,375
$4,465	Total Sovereign Debt (cost $3,863,066)				3,903,475

Shares	Description (1)				Value
	WARRANTS – 0.0%

6,706	FairPoint Communications Inc.				$704
	Total Warrants (cost $0)				704

Shares	Description (1)				Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 20.4%

	Money Market Funds – 20.4%

151,965,838	Mount Vernon Securities Lending Trust Prime Portfolio, 0.267% (9), (10)				$151,965,838
	Total Investments Purchased with Collateral from Securities Lending (cost $151,965,838)				151,965,838

Shares	Description (1)	Coupon			Value
	SHORT-TERM INVESTMENTS – 3.2%

	Money Market Funds – 3.2%

23,573,550	First American Treasury Obligations Fund, Class Z	0.000% (9)			$23,573,550
	Total Short-Term Investments (cost $23,573,550)				23,573,550
	Total Investments (cost $864,275,047) – 119.1%				887,942,426
	Other Assets Less Liabilities – (19.1)%				(142,287,329)
	Net Assets – 100%				$745,655,097

Investments in Derivatives as of December 31, 2012

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Note	Short	(38)	3/13	$(5,045,688)	$21,011

56	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $148,224,076.

(5)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	For fair value measurement disclosure purposes, $25 Par (or similar) Preferred Securities classified as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(7)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(8)	Principal Amount (000) rounds to less than $1,000.

(9)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(10)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

N/R	Not rated.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

Nuveen Investments	57

Portfolio of Investments (Unaudited)

Nuveen Inflation Protected Securities Fund

December 31, 2012

Shares	Description (1)	Coupon		Ratings (2)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 0.1%

	Capital Markets – 0.0%

15,000	UBS Preferred Funding Trust IV	0.910%		BBB–	$223,050
	Diversified Financial Services – 0.1%

200	Bank of America Corporation	7.250%		BB+	227,000
	Thrifts & Mortgage Finance – 0.0%

16,000	Federal National Mortgage Association, (3)	4.536%		Ca	26,720
	Total $25 Par (or similar) Preferred Securities (cost $815,550)				476,770

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 4.0%

	Auto Components – 0.0%

$175	Dana Holding Corporation, (3)	6.500%	2/15/19	BB	$186,813
	Automobiles – 0.1%

300	Chrysler GP/CG Company	8.000%	6/15/19	B	327,000
	Building Products – 0.1%

250	Owens Corning Incorporated	4.200%	12/15/22	BBB–	254,246

200	USG Corporation, 144A	8.375%	10/15/18	BB–	222,000
450	Total Building Products				476,246
	Chemicals – 0.2%

250	Hexion US Finance	6.625%	4/15/20	Ba3	254,375

223	Huntsman International LLC	5.500%	6/30/16	BB–	223,279

200	Omonva Solutions Inc.	7.875%	11/01/18	B2	206,250

150	Sinochem Overseas Capital Limited	4.500%	11/12/20	Baa1	161,333
823	Total Chemicals				845,237
	Commercial Banks – 0.1%

200	Banco do Nordeste do Brasil, 144A	3.625%	11/09/15	BBB	207,000

250	Regions Financial Corporation	7.750%	11/10/14	BBB–	277,200
450	Total Commercial Banks				484,200
	Commercial Services & Supplies – 0.1%

250	Clean Harbors Inc.	5.250%	8/01/20	BB+	260,625

250	Covanta Energy Corporation, Synthetic Letter of Credit	6.375%	10/01/22	BB	271,492
500	Total Commercial Services & Supplies				532,117
	Computers & Peripherals – 0.1%

250	Hewlett Packard Company	3.750%	12/01/20	A–	242,225
	Containers & Packaging – 0.1%

250	Ardagh Packaging Finance PLC, 144A	7.375%	10/15/17	Ba3	271,875

325	Reynolds Group	7.125%	4/15/19	B+	349,375
575	Total Containers & Packaging				621,250
	Diversified Financial Services – 0.1%

250	UPCB Finance III Limited, 144A	6.625%	7/01/20	BB–	267,813
	Diversified Telecommunication Services – 0.1%

250	CyrusOne LP Finance, 144A	6.375%	11/15/22	B+	260,625
	Electric Utilities – 0.2%

570	Comision Federal de Electricidad of the United States of Mexico, 144A	4.875%	5/26/21	Baa1	645,525

58	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Energy Equipment & Services – 0.0%

$200	Parker Drilling Company	9.125%	4/01/18	B+	$213,500
	Food Products – 0.1%

250	Viterra Inc.	5.950%	8/01/20	Baa2	270,646
	Gas Utilities – 0.1%

250	AmeriGas Finance LLC	7.000%	5/20/22	Ba2	278,125
	Health Care Providers & Services – 1.0%

1,700	Catholic Health Initiatives	1.600%	11/01/17	AA–	1,718,190

250	HCA Holdings Inc.	6.250%	2/15/21	B–	256,250

250	HealthSouth Corporation	5.750%	11/01/24	BB–	254,375

1,715	Mayo Clinic Rochester	3.774%	11/15/43	AA	1,713,165
3,915	Total Health Care Providers & Services				3,941,980
	Household Durables – 0.1%

250	Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	BB–	256,250
	Independent Power Producers & Energy Traders – 0.0%

68	Calpine Corporation, 144A	7.875%	7/31/20	BB	76,330
	Media – 0.1%

200	LIN Television Corporation	8.375%	4/15/18	B–	219,000

250	WMG Acquisition Group, 144A	6.000%	1/15/21	Ba2	263,750
450	Total Media				482,750
	Metals & Mining – 0.3%

250	ArcelorMittal, (3)	6.500%	2/25/22	BB+	262,379

250	Cliffs Natural Resources Inc.	4.800%	10/01/20	BBB–	248,450

200	Fosun International Limited, 144A	7.500%	5/12/16	BB+	208,250

200	IAMGOLD Corporation, 144A	6.750%	10/01/20	BB–	195,000

200	Taseko Mines Limited	7.750%	4/15/19	B	192,500

250	United States Steel Corporation, (3)	7.500%	3/15/22	BB	263,125
1,350	Total Metals & Mining				1,369,704
	Oil, Gas & Consumable Fuels – 0.7%

275	Calumet Specialty Products	9.375%	5/01/19	B	298,375

250	Everest Acquisition LLC Finance, 144A	7.750%	9/01/22	B	265,000

250	Holly Energy Partners LP, 144A, (3)	6.500%	3/01/20	BB–	267,500

250	Linn Energy LLC Finance Corporation, 144A	6.250%	11/01/19	B	251,250

250	MEG Energy Corporation, 144A	6.375%	1/30/23	BB	260,625

250	Northern Tier Energy LLC, 144A	7.125%	11/15/20	BB–	258,750

250	PBF Holding Company LLC, 144A, (3)	8.250%	2/15/20	BB+	269,375

500	Regency Energy Partners Finance	6.500%	7/15/21	BB	547,500

250	Sabine Pass LNG LP	7.500%	11/30/16	BB+	275,625

175	SM Energy Company	6.625%	2/15/19	BB	184,625
2,700	Total Oil, Gas & Consumable Fuels				2,878,625
	Paper & Forest Products – 0.1%

225	Ainsworth Lumber Limited, 144A	7.500%	12/15/17	B	235,688
	Pharmaceuticals – 0.1%

250	Valeant Pharmaceuticals International, 144A	6.375%	10/15/20	BB–	268,125

Nuveen Investments	59

Portfolio of Investments (Unaudited)

Nuveen Inflation Protected Securities Fund (continued)

December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Real Estate Management & Development – 0.1%

$200	Country Garden Holding Company, 144A	11.125%	2/23/18	BB–	$231,000
	Road & Rail – 0.0%

175	Hertz Corporation, (3)	7.375%	1/15/21	B	192,500
	Wireless Telecommunication Services – 0.1%

250	Wind Acquisition Finance SA, 144A	7.250%	2/15/18	BB	253,123
$15,126	Total Corporate Bonds (cost $15,582,443)				15,837,397

Principal Amount (000)	Description (1)		Optional Call Provisions (4)	Ratings (2)	Value
	MUNICIPAL BONDS – 0.7%

	Illinois – 0.4%

$1,130	Illinois State, General Obligation Bonds, Taxable Series 2011, 5.877%, 3/01/19		No Opt. Call	A	$1,298,494
	Maryland – 0.3%

1,250	Baltimore County, Maryland, General Obligation Bonds, Taxable, Series 2012, 0.951%, 8/01/17		No Opt. Call	AAA	1,253,413
$2,380	Total Municipal Bonds (cost $2,380,000)				2,551,907

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 88.6%

$1,100	Fannie Mae STRIPS (P/O)	0.000%	2/01/19	AA–	$973,008

1,245	Federal National Mortgage Association	4.625%	5/01/13	Aa2	1,263,426

2,210	Federal National Mortgage Association	0.000%	10/09/19	AA–	1,936,086

1,280	Freddie Mac Reference Notes	2.375%	1/13/22	Aaa	1,337,184

1,080	Private Export Funding	1.450%	8/15/19	Aaa	1,088,947

1,900	Private Export Funding	2.050%	11/15/22	Aaa	1,896,246

1,055	Tennessee Valley Authority, Series A	3.875%	2/15/21	Aaa	1,224,277

9,533	U.S. Treasury Bonds	3.875%	4/15/29	Aaa	15,801,005

9,094	U.S. Treasury Inflation Indexed Obligations	0.625%	4/15/13	Aaa	9,083,013

8,525	U.S. Treasury Inflation Indexed Obligations	2.000%	1/15/14	Aaa	8,797,782

5,509	U.S. Treasury Inflation Indexed Obligations	1.250%	4/15/14	Aaa	5,679,201

4,786	U.S. Treasury Inflation Indexed Obligations	2.000%	7/15/14	Aaa	5,050,311

6,378	U.S. Treasury Inflation Indexed Obligations	1.625%	1/15/15	Aaa	6,776,318

7,973	U.S. Treasury Inflation Indexed Obligations	0.500%	4/15/15	Aaa	8,319,752

4,287	U.S. Treasury Inflation Indexed Obligations	1.875%	7/15/15	Aaa	4,674,023

5,466	U.S. Treasury Inflation Indexed Obligations	2.000%	1/15/16	Aaa	6,060,436

21,530	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/16	Aaa	22,670,779

3,923	U.S. Treasury Inflation Indexed Obligations	2.500%	7/15/16	Aaa	4,508,420

3,888	U.S. Treasury Inflation Indexed Obligations	2.375%	1/15/17	Aaa	4,519,431

23,913	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/17	Aaa	25,607,370

1,652	U.S. Treasury Inflation Indexed Obligations	2.625%	7/15/17	Aaa	1,979,336

3,947	U.S. Treasury Inflation Indexed Obligations	1.625%	1/15/18	Aaa	4,578,028

3,001	U.S. Treasury Inflation Indexed Obligations	2.125%	1/15/19	Aaa	3,643,102

8,365	U.S. Treasury Inflation Indexed Obligations	1.375%	1/15/20	Aaa	9,915,767

9,742	U.S. Treasury Inflation Indexed Obligations	1.250%	7/15/20	Aaa	11,556,825

60	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)

$13,313	U.S. Treasury Inflation Indexed Obligations	1.125%	1/15/21	Aaa	$15,636,730

18,089	U.S. Treasury Inflation Indexed Obligations	0.625%	7/15/21	Aaa	20,561,985

19,689	U.S. Treasury Inflation Indexed Obligations	0.125%	1/15/22	Aaa	21,381,058

17,558	U.S. Treasury Inflation Indexed Obligations	0.125%	7/15/22	Aaa	19,059,828

11,560	U.S. Treasury Inflation Indexed Obligations	2.375%	1/15/25	Aaa	15,594,176

6,672	U.S. Treasury Inflation Indexed Obligations	2.000%	1/15/26	Aaa	8,750,040

5,219	U.S. Treasury Inflation Indexed Obligations	2.375%	1/15/27	Aaa	7,195,740

6,929	U.S. Treasury Inflation Indexed Obligations	1.750%	1/15/28	Aaa	8,968,752

8,402	U.S. Treasury Inflation Indexed Obligations	3.625%	4/15/28	Aaa	13,318,968

4,757	U.S. Treasury Inflation Indexed Obligations	2.500%	1/15/29	Aaa	6,784,273

6,052	U.S. Treasury Inflation Indexed Obligations	2.125%	2/15/40	Aaa	8,880,504

6,554	U.S. Treasury Inflation Indexed Obligations	2.125%	2/15/41	Aaa	9,678,318

9,106	U.S. Treasury Inflation Indexed Obligations	0.750%	2/15/42	Aaa	9,972,994

2,129	U.S. Treasury Notes	1.375%	7/15/18	Aaa	2,478,648

3,125	U.S. Treasury Notes	1.875%	7/15/19	Aaa	3,804,066

1,720	U.S. Treasury Notes, (3)	1.000%	9/30/16	Aaa	1,752,787

6,195	U.S. Treasury Notes	0.500%	7/31/17	Aaa	6,157,731

1,715	U.S. Treasury Notes, (3)	2.000%	2/15/22	Aaa	1,773,551
$300,166	Total U.S. Government and Agency Obligations (cost $319,602,925)				350,690,222

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 4.0%

$2,000	Commercial Mortgage Pass Through Certificates Series 2012-CR4	1.801%	10/17/45	AAA	$2,057,538

1,420	Commercial Mortgage Pass Through Certificates Series CR5 A4	2.771%	12/12/45	AAA	1,449,631

730	DBUBS Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-LC3A	3.642%	8/12/44	Aaa	794,243

2,000	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2007-GG10, (3)	5.791%	8/10/45	A1	2,305,812

966	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C1	3.853%	6/15/43	Aaa	1,026,656

1,593	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3 A1	2.178%	7/16/49	Aaa	1,636,731

700	OBP Depositor LLC Trust, Commercial Mortgage Pass-Through Certificates, Series 2010-OBP	4.646%	7/15/45	AAA	821,463

316	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2011-1	4.125%	2/25/41	AAA	321,059

2,000	UBS Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/12/45	AAA	2,056,598

1,920	Wells Fargo – Royal Bank of Scotland Commercial Mortgage Trust, Series 2012-C10 A3	2.875%	12/15/45	Aaa	1,982,333

1,260	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3	4.375%	3/17/44	Aaa	1,448,850
$14,905	Total Asset-Backed and Mortgage-Backed Securities (cost $15,409,261)				15,900,914

Nuveen Investments	61

Portfolio of Investments (Unaudited)

Nuveen Inflation Protected Securities Fund (continued)

December 31, 2012

Shares	Description (1)					Value
	INVESTMENT COMPANIES – 0.1%

10,500	Blackrock Credit Allocation Income Trust IV					$144,165

11,000	Pimco Income Strategy Fund, (3)					140,140

5,000	Pioneer Floating Rate Trust					66,350
	Total Investment Companies (cost $309,725)					350,655

Principal Amount (000) (5)	Description (1)	Coupon		Maturity	Ratings (2)	Value
	SOVEREIGN DEBT – 0.3%

	Canada – 0.2%

750 CAD	Canadian Government Bond	3.500%		6/01/20	AAA	$851,895
	Poland – 0.1%

250	Republic of Poland	6.375%		7/15/19	A2	311,680
	Total Sovereign Debt (cost $1,010,164)					1,163,575

Shares	Description (1)					Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 1.4%

	Money Market Funds – 1.4%

5,683,511	Mount Vernon Securities Lending Trust Prime Portfolio, 0.267% (6), (7)					$5,683,511
	Total Investments Purchased with Collateral from Securities Lending (cost $5,683,511)					5,683,511

Shares/ Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (2)	Value
	SHORT-TERM INVESTMENTS – 1.4%

	Money Market Funds – 1.3%

5,014,690	First American Treasury Obligations Fund, Class Z	0.000%	(6)	N/A	N/A	$5,014,690
	U.S. Government and Agency Obligations – 0.1%

$320	U.S. Treasury Bills	0.038%		2/07/13	Aaa	319,990
	Total Short-Term Investments (cost $5,334,636)					5,334,680
	Total Investments (cost $366,128,215) – 100.6%					397,989,631
	Other Assets Less Liabilities – (0.6)% (8)					(2,258,392)
	Net Assets – 100%					$395,731,239

Investments in Derivatives as of December 31, 2012

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars) (8)
Citigroup	U.S. Dollar	4,179,996	Canadian Dollar	4,150,000	1/31/13	$(10,712)

62	Nuveen Investments

Investments in Derivatives as of December 31, 2012 (continued)

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional Value*	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Note	Short	(43)	3/13	$(9,480,156)	$(598)
U.S. Treasury 5-Year Note	Short	(74)	3/13	(9,206,641)	16,539
U.S. Treasury 10-Year Note	Long	51	3/13	6,771,844	4,555
U.S. Treasury Long Bond	Short	(4)	3/13	(590,000)	(2,197)
U.S. Treasury Ultra Bond	Short	(14)	3/13	(2,276,313)	38,415
					$56,714
*	Total Notional Value of Long and Short positions were $6,771,844 and $(21,553,110), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All Percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $5,554,108.

(4)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

(5)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(6)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(7)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

(8)	Other Assets Less Liabilities, includes the Unrealized Appreciation (Depreciation) of certain derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

N/A	Not applicable.

P/O	Principal only security.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally transactions with qualified institutional buyers.

CAD	Canadian Dollar

See accompanying notes to financial statements.

Nuveen Investments	63

Portfolio of Investments (Unaudited)

Nuveen Intermediate Government Bond Fund

December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 0.6%

	Health Care Providers & Services – 0.6%

$400	Catholic Health Initiatives	1.600%	11/01/17	AA–	$404,280
	Total Corporate Bonds (cost $399,884)				404,280

Principal Amount (000)	Description (1)		Optional Call Provisions (3)	Ratings (2)	Value
	MUNICIPAL BONDS – 2.0%

	Maryland – 0.8%

$570	Baltimore County, Maryland, General Obligation Bonds, Taxable, Series 2012, 0.554%, 8/01/15		No Opt. Call	AAA	$571,055
	Ohio – 1.2%

845	Ohio State, General Obligation Bonds, Higher Education, Build America Bond Series 2010E, 3.328%, 8/01/17 – AGM Insured		No Opt. Call	AA+	930,792
$1,415	Total Municipal Bonds (cost $1,497,937)				1,501,847

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 39.0%

$1,580	Fannie Mae Notes	0.700%	2/22/16	Aaa	$1,581,081

765	Fannie Mae Notes	1.100%	8/28/17	Aaa	768,172

1,000	Fannie Mae Notes	1.250%	9/27/18	Aaa	1,002,388

225	Fannie Mae STRIPS (P/O)	0.000%	2/01/19	AA–	199,024

500	Federal Farm Credit Banks, Consolidated Systemwide Notes	1.375%	6/25/13	Aaa	503,151

1,400	Federal Farm Credit Banks, Consolidated Systemwide Notes	2.625%	4/17/14	Aaa	1,431,647

700	Federal Farm Credit Banks, Consolidated Systemwide Notes	3.000%	9/22/14	Aaa	733,277

845	Federal Farm Credit Banks, Consolidated Systemwide Notes	1.500%	11/16/15	Aaa	872,132

550	Federal Farm Credit Banks, Consolidated Systemwide Notes	1.230%	5/02/17	Aaa	551,799

770	Federal Home Loan Bank Bonds	0.250%	1/16/15	Aaa	769,464

1,080	Federal Home Loan Bank Bonds	4.125%	3/13/20	Aaa	1,282,469

775	Federal Home Loan Bank Bonds	1.875%	12/09/22	Aaa	767,926

365	Federal Home Loan Mortgage Corporation, Notes	3.750%	3/27/19	Aaa	421,910

580	Federal National Mortgage Association	4.625%	5/01/13	Aa2	588,584

1,700	Federal National Mortgage Association	1.875%	10/15/15	Aaa	1,765,130

435	Federal National Mortgage Association	0.000%	10/09/19	AA–	381,085

1,065	Freddie Mac Notes	0.850%	2/24/16	Aaa	1,070,845

770	Freddie Mac Notes	0.750%	10/05/16	Aaa	771,023

1,315	Freddie Mac Reference Notes	0.450%	2/21/14	Aaa	1,315,635

985	Freddie Mac Reference Notes	0.750%	1/12/18	Aaa	978,329

270	Freddie Mac Reference Notes	5.000%	12/14/18	Aa2	308,254

1,015	Freddie Mac Reference Notes	1.250%	8/01/19	Aaa	1,016,405

560	Freddie Mac Reference Notes	1.250%	10/02/19	Aaa	558,361

1,080	Freddie Mac Reference Notes	2.375%	1/13/22	Aaa	1,128,249

505	Private Export Funding	4.550%	5/15/15	Aaa	555,076

345	Private Export Funding	2.125%	7/15/16	Aaa	364,246

335	Private Export Funding	1.450%	8/15/19	Aaa	337,775

390	Private Export Funding	2.050%	11/15/22	Aaa	389,229

64	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)

$2,725	Tennessee Valley Authority	6.000%	3/15/13	Aaa	$2,756,869

530	Tennessee Valley Authority, Series A	3.875%	2/15/21	Aaa	615,040

430	U.S. Treasury Bonds, (4)	8.500%	2/15/20	Aaa	647,284

325	U.S. Treasury Bonds	8.750%	8/15/20	Aaa	503,140

1,655	U.S. Treasury Notes, (4)	2.000%	2/15/22	Aaa	1,711,502
$27,570	Total U.S. Government and Agency Obligations (cost $27,835,069)				28,646,501

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 59.1%

$797	321 Henderson Receivables LLC., Series 2010-1A	5.560%	7/15/59	Aaa	$908,715

729	321 Henderson Receivables LLC., Series 2010-3A	3.820%	12/15/48	Aaa	768,942

718	Centerpoint Energy Transition Bond Company LLC	0.901%	4/15/18	AAA	723,324

583	Commercial Mortgage Pass Through Certificates 2012-CR2 A1	0.824%	8/17/45	Aaa	585,268

280	DBUBS Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-LC3A	3.642%	8/12/44	Aaa	304,641

1,000	Discover Card Master Trust I 2011-A3 A	0.419%	3/15/17	AAA	1,002,987

634	Entergy Arkansas Restoration Funding LLC, Senior Secured Storm Recovery Bonds, Series 2010-A	2.300%	8/01/21	AAA	666,543

868	Fannie Mae Mortgage Pool AB1959	4.000%	12/01/40	Aaa	941,763

1,182	Fannie Mae Mortgage Pool AD0486	2.349%	4/01/34	Aaa	1,255,333

280	Fannie Mae Mortgage Pool AD0706	2.305%	3/01/38	Aaa	297,766

755	Fannie Mae Mortgage Pool AE4876	3.500%	10/01/40	Aaa	806,049

750	Fannie Mae Mortgage Pool AJ5303	4.000%	11/01/41	Aaa	805,498

1,185	Fannie Mae Mortgage Pool MA0583	4.000%	11/01/40	Aaa	1,271,614

3	Fannie Mae Mortgage Pool 251901	6.500%	8/01/13	Aaa	2,871

8	Fannie Mae Mortgage Pool 252799	7.000%	10/01/14	Aaa	8,542

270	Fannie Mae Mortgage Pool 254169	6.500%	12/01/31	Aaa	295,190

176	Fannie Mae Mortgage Pool 254179	6.000%	1/01/22	Aaa	192,651

174	Fannie Mae Mortgage Pool 254344	6.500%	6/01/22	Aaa	193,572

194	Fannie Mae Mortgage Pool 254373	6.500%	7/01/17	Aaa	210,853

194	Fannie Mae Mortgage Pool 254414	7.000%	7/01/17	Aaa	210,192

313	Fannie Mae Mortgage Pool 254720	4.500%	5/01/18	Aaa	337,031

2	Fannie Mae Mortgage Pool 425550	6.000%	4/01/13	Aaa	1,558

1,818	Fannie Mae Mortgage Pool 464158	3.120%	1/01/15	Aaa	1,888,893

883	Fannie Mae Mortgage Pool 467749	3.240%	4/01/16	Aaa	942,380

7	Fannie Mae Mortgage Pool 556195	6.000%	11/01/13	Aaa	6,687

98	Fannie Mae Mortgage Pool 580516	5.500%	4/01/16	Aaa	105,191

199	Fannie Mae Mortgage Pool 596680	7.000%	9/01/31	Aaa	220,100

568	Fannie Mae Mortgage Pool 596712	6.500%	6/01/32	Aaa	621,098

106	Fannie Mae Mortgage Pool 656269	6.000%	8/01/32	Aaa	115,118

88	Fannie Mae Mortgage Pool 673010	5.500%	12/01/17	Aaa	94,430

166	Fannie Mae Mortgage Pool 695765	5.500%	4/01/18	Aaa	178,575

397	Fannie Mae Mortgage Pool 725793	5.500%	9/01/19	Aaa	429,843

664	Fannie Mae Mortgage Pool 745101	6.000%	4/01/32	Aaa	718,635

Nuveen Investments	65

Portfolio of Investments (Unaudited)

Nuveen Intermediate Government Bond Fund (continued)

December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$501	Fannie Mae Mortgage Pool 819652	2.898%	3/01/35	Aaa	$530,641

170	Fannie Mae Mortgage Pool 848390	1.988%	12/01/35	Aaa	177,586

284	Fannie Mae Mortgage Pool 886034	2.770%	7/01/36	Aaa	302,611

333	Fannie Mae Mortgage Pool 887017	6.500%	8/01/36	Aaa	360,867

376	Fannie Mae Mortgage Pool 913187	2.440%	4/01/37	Aaa	398,671

706	Fannie Mae Mortgage Pool 914224	2.843%	3/01/37	Aaa	752,410

529	Fannie Mae Mortgage Pool 928519	7.000%	6/01/37	Aaa	629,262

233	Fannie Mae Mortgage Pool 995949	2.510%	9/01/36	Aaa	246,235

447	Fannie Mae REMIC Pass-Through Certificates 2002-W1 2A	6.928%	2/25/42	Aaa	521,559

701	Fannie Mae REMIC Pass-Through Certificates 2009-M1 A1	3.400%	7/25/19	Aaa	753,729

1,250	Fannie Mae REMIC Pass-Through Certificates 2010-M4 A1	2.520%	6/25/20	Aaa	1,310,820

1,180	Fannie Mae TBA Mortgage Pool, (MDR), (WI/DD)	3.500%	TBA	Aaa	1,258,037

869	FDIC Structures Sale Guaranteed Notes, Series 2010-S1	3.250%	4/25/38	Aaa	918,837

263	FDIC Trust 2001-C1	1.840%	4/25/31	Aaa	266,046

393	FDIC Trust 2012-C1	0.841%	5/25/35	Aaa	392,759

293	Federal Home Loan Mortgage Corporation, REMIC 2629 BO	3.250%	3/15/18	Aaa	300,638

19	Federal Home Loan Mortgage Corporation, REMIC 2843 BH	4.000%	1/15/18	Aaa	18,902

922	Freddie Mac Gold Pool C09000	3.500%	6/01/42	Aaa	983,199

547	Freddie Mac Gold Pool 1H1396	2.375%	5/01/37	Aaa	578,552

735	Freddie Mac Gold Pool 780836	2.356%	9/01/33	Aaa	782,562

503	Freddie Mac Gold Pool 848193	2.782%	3/01/36	Aaa	537,194

24	Freddie Mac Mortgage Pool, Various C35768	7.500%	1/01/30	Aaa	26,220

11	Freddie Mac Mortgage Pool, Various E00746	7.000%	9/01/14	Aaa	11,625

5	Freddie Mac Mortgage Pool, Various E72802	6.000%	10/01/13	Aaa	5,146

107	Freddie Mac Mortgage Pool, Various G00876	6.500%	1/01/28	Aaa	123,920

219	Freddie Mac Mortgage Pool, Various G01244	6.500%	3/01/31	Aaa	257,060

630	Freddie Mac Multifamily Structured Pass-Through Certificates Series KF01	0.565%	4/25/19	Aaa	632,228

980	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K010 A1	3.320%	7/25/20	Aaa	1,064,822

1,078	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K701	2.776%	6/26/17	Aaa	1,128,395

933	Freddie Mac Structured Pass-Through Certificates, Series K008	2.746%	12/25/19	Aaa	995,608

460	Freddie Mac Structures Pass-Through Certificates, Series K-501	1.655%	11/25/16	Aaa	474,067

678	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-1	6.719%	3/25/43	Ba3	446,721

1,166	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-4F	5.765%	5/25/35	CC	619,807

84	Government National Mortgage Association Pool 3120	6.500%	8/20/31	Aaa	97,409

40	Government National Mortgage Association Pool 347332	7.500%	12/15/22	Aaa	41,894

6	Government National Mortgage Association Pool 455304	7.000%	9/15/27	Aaa	7,174

789	Government National Mortgage Association Pool 4946	4.500%	2/20/41	Aaa	870,133

109	Government National Mortgage Association Pool 570134	7.500%	12/15/31	Aaa	126,710

860	Government National Mortgage Association Pool 633605	6.000%	9/15/34	Aaa	974,668

232	Government National Mortgage Association Pool 780825	6.500%	7/15/28	Aaa	274,303

24	GRMT Mortgage Loan Trust 2001-1A	8.272%	7/20/31	A	23,229

66	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$854	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C2 A1	2.749%		11/15/43	AAA	$893,389

581	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3 A1	2.178%		7/16/49	Aaa	597,021

872	National Credit Union Administration Guaranteed Structured Collateral Notes	1.600%		10/29/20	Aaa	885,712

743	Origen Manufactured Housing Contract Trust Collateralized Notes Series 2005B	5.990%		1/15/37	A+	788,481

167	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2011-1	4.125%		2/25/41	AAA	169,863

166	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates Series 2005-P10A	4.638%		2/10/15	Aaa	175,319

137	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2005-10B	4.940%		8/10/15	Aaa	144,519

662	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2008-10A	5.902%		2/01/18	Aaa	734,186

808	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2010-P10A	4.108%		3/10/20	Aaa	853,680

697	United States Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%		2/15/35	Aaa	757,022
$41,465	Total Asset-Backed and Mortgage-Backed Securities (cost $41,898,216)					43,333,301

Shares	Description (1)					Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 2.9%

	Money Market Funds – 2.9%

2,111,694	Mount Vernon Securities Lending Trust Prime Portfolio, 0.267% (5), (6)					$2,111,694
	Total Investments Purchased with Collateral from Securities Lending (cost $2,111,694)					2,111,694

Shares	Description (1)	Coupon				Value
	SHORT-TERM INVESTMENTS – 0.6%

	Money Market Funds – 0.6%

447,211	First American Treasury Obligations Fund, Class Z	0.000%	(5)			$447,211
	Total Short-Term Investments (cost $447,211)					447,211
	Total Investments (cost $74,190,011) – 104.2%					76,444,834
	Other Assets Less Liabilities – (4.2)%					(3,069,852)
	Net Assets – 100%					$73,374,982

Investments in Derivatives as of December 31, 2012

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional Value*	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Note	Long	9	3/13	$1,984,219	$615
U.S. Treasury 5-Year Note	Long	22	3/13	2,737,109	(2,788)
U.S. Treasury 10-Year Note	Long	40	3/13	5,311,250	(25,727)
U.S. Treasury Long Bond	Short	(15)	3/13	(2,212,500)	30,476
					$2,576
*	Total Notional Value of Long and Short positions were $10,032,578 and $(2,212,500), respectively.

Nuveen Investments	67

Portfolio of Investments (Unaudited)

Nuveen Intermediate Government Bond Fund (continued)

December 31, 2012

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All Percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $2,062,376.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

MDR	Denotes investment is subject to dollar roll transactions.

P/O	Principal only security.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

68	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Intermediate Term Bond Fund

December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 34.4%

	Beverages – 0.3%

$1,725	Anheuser Busch InBev	2.500%	7/15/22	A	$1,735,799
	Capital Markets – 2.1%

3,125	Goldman Sachs Group, Inc.	6.000%	6/15/20	A	3,713,163

1,605	Goldman Sachs Group, Inc.	5.250%	7/27/21	A	1,829,661

1,090	Goldman Sachs Group, Inc.	6.750%	10/01/37	A–	1,235,326

2,250	Morgan Stanley	6.625%	4/01/18	A	2,651,794

2,755	Morgan Stanley, (3)	4.875%	11/01/22	BBB+	2,852,510
10,825	Total Capital Markets				12,282,454
	Commercial Banks – 3.0%

2,000	Australia and New Zealand Banking Group Limited, 144A	2.400%	11/23/16	Aaa	2,103,600

1,245	Banco Bradesco S.A. Grand Cayman, 144A, (3)	4.125%	5/16/16	Baa1	1,312,853

1,910	Bancolombia SA	5.950%	6/03/21	Baa2	2,206,050

1,500	Bank of Nova Scotia, (3)	1.375%	12/18/17	Aa1	1,502,078

925	BBVA Bancomer SA Texas, 144A	4.500%	3/10/16	A2	982,813

1,160	ING Bank NV, 144A	3.750%	3/07/17	A+	1,232,813

1,515	Rabobank Nederland	3.875%	2/08/22	Aa2	1,630,328

1,000	Royal Bank of Scotland Group PLC	6.400%	10/21/19	A	1,181,640

1,460	Sovereign Bank	8.750%	5/30/18	Baa2	1,719,119

3,595	Stadshypotek AB, 144A	1.875%	10/02/19	Aaa	3,593,562
16,310	Total Commercial Banks				17,464,856
	Commercial Services & Supplies – 0.2%

1,195	R.R. Donnelley & Son Company, (3)	7.625%	6/15/20	BB	1,147,200
	Communications Equipment – 0.5%

2,640	Motorola, Inc.	6.000%	11/15/17	BBB	3,099,716
	Construction & Engineering – 0.4%

2,000	ABB Finance USA Inc., (3)	4.375%	5/08/42	A	2,170,982
	Diversified Financial Services – 4.6%

2,500	Bank of America Corporation	5.750%	12/01/17	A	2,913,988

3,270	Bank of America Corporation	5.875%	1/05/21	A	3,915,109

2,090	Citigroup Inc.	6.125%	11/21/17	A	2,487,428

2,000	Citigroup Inc.	4.500%	1/14/22	A	2,231,408

2,720	General Electric Capital Corporation, (3)	5.625%	5/01/18	AA+	3,230,092

1,530	General Electric Capital Corporation, (3)	5.300%	2/11/21	AA	1,775,996

1,110	General Electric Capital Corporation	6.875%	1/10/39	AA+	1,508,822

5,425	JPMorgan Chase & Company	4.250%	10/15/20	A+	6,033,289

1,900	JPMorgan Chase & Company	4.500%	1/24/22	A+	2,149,350
22,545	Total Diversified Financial Services				26,245,482
	Diversified Telecommunication Services – 1.1%

2,250	AT&T, Inc.	5.550%	8/15/41	A2	2,700,279

2,438	Verizon Communications	8.750%	11/01/18	A	3,385,090
4,688	Total Diversified Telecommunication Services				6,085,369
	Electric Utilities – 1.2%

1,615	Exelon Generation Co. LLC, 144A	4.250%	6/15/22	Baa1	1,679,250

Nuveen Investments	69

Portfolio of Investments (Unaudited)

Nuveen Intermediate Term Bond Fund (continued)

December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Electric Utilities (continued)

$2,220	FirstEnergy Solutions Corporation, (3)	6.050%	8/15/21	BBB	$2,540,830

2,100	Ohio Power Company	6.000%	6/01/16	A–	2,419,429
5,935	Total Electric Utilities				6,639,509
	Electronic Equipment & Instruments – 0.2%

1,205	Ingram Micro Inc.	5.250%	9/01/17	BBB–	1,308,623
	Energy Equipment & Services – 1.3%

2,000	Diamond Offshore Drilling Inc.	5.700%	10/15/39	A–	2,565,730

2,765	Ensco PLC, (3)	4.700%	3/15/21	BBB+	3,111,612

1,735	Nabors Industries Inc., (3)	5.000%	9/15/20	BBB	1,885,319
6,500	Total Energy Equipment & Services				7,562,661
	Food Products – 0.3%

1,225	Kraft Foods Inc.	6.500%	8/11/17	Baa2	1,496,193
	Health Care Providers & Services – 1.2%

2,965	Mayo Clinic Rochester	3.774%	11/15/43	AA	2,961,827

2,250	UnitedHealth Group Incorporated	3.875%	10/15/20	A	2,493,380

1,600	Wellpoint Inc.	4.650%	1/15/43	A–	1,667,386
6,815	Total Health Care Providers & Services				7,122,593
	Independent Power Producers & Energy Traders – 0.3%

1,560	Constellation Energy Group	5.150%	12/01/20	BBB+	1,783,267
	Insurance – 2.5%

1,000	AFLAC Insurance	6.450%	8/15/40	A–	1,264,670

1,500	American International Group, Inc.	8.250%	8/15/18	A–	1,970,829

2,000	Berkshire Hathaway Inc., (3)	2.200%	8/15/16	AA+	2,086,774

2,305	Hartford Financial Services Group Inc.	6.000%	1/15/19	BBB	2,684,560

1,370	Lincoln National Corporation	4.200%	3/15/22	A–	1,469,794

4,038	Prudential Covered Trust, 144A	2.997%	9/30/15	A	4,186,936

1,000	Swiss Re Treasury US Corporation, 144A	4.250%	12/06/42	AA–	990,933
13,213	Total Insurance				14,654,496
	Media – 3.7%

1,845	British Sky Broadcasting Group PLC	6.100%	2/15/18	BBB+	2,204,572

2,125	CBS Corporation, (3)	4.850%	7/01/42	BBB	2,211,679

1,850	DIRECTV Holdings LLC, (3)	3.550%	3/15/15	BBB	1,946,119

1,640	DIRECTV Holdings LLC, (3)	5.200%	3/15/20	BBB	1,861,095

1,460	Discovery Communications Inc., (3)	5.050%	6/01/20	BBB	1,689,445

1,460	NBC Universal Media LLC	6.400%	4/30/40	BBB+	1,873,348

1,560	NBC Universal Media LLC, (3)	4.450%	1/15/43	BBB+	1,579,714

2,420	News America Holdings Inc.	6.650%	11/15/37	BBB+	3,127,107

2,500	Time Warner Cable Inc.	5.875%	11/15/40	BBB	2,912,990

2,075	Vivendi SA, 144A, (3)	4.750%	4/12/22	BBB	2,155,780
18,935	Total Media				21,561,849
	Metals & Mining – 3.6%

2,965	Alcoa Inc., (3)	5.400%	4/15/21	BBB–	3,086,008

1,805	Anglogold Holdings PLC	6.500%	4/15/40	Baa2	1,857,746

2,000	ArcelorMittal, (3)	6.500%	2/25/22	BB+	2,099,030

70	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Metals & Mining (continued)

$3,000	BHP Billiton Finance Limited	3.250%	11/21/21	A+	$3,228,759

1,230	Freeport McMoRan Copper & Gold, Inc., (3)	3.550%	3/01/22	BBB	1,219,884

2,625	Newmont Mining Corporation, (3)	3.500%	3/15/22	BBB+	2,707,331

3,000	Rio Tinto Finance USA PLC	2.875%	8/21/22	A–	3,019,836

1,250	Teck Resources Limited	6.250%	7/15/41	BBB	1,470,331

1,940	Vale Overseas Limited	4.625%	9/15/20	A–	2,096,172
19,815	Total Metals & Mining				20,785,097
	Oil, Gas & Consumable Fuels – 3.3%

1,385	Anadarko Petroleum Corporation	6.375%	9/15/17	BBB–	1,654,376

2,825	Apache Corporation	4.250%	1/15/44	A–	2,886,235

1,820	Cenovus Energy Inc.	4.450%	9/15/42	BBB+	1,892,234

2,500	EOG Resources Inc., (3)	4.100%	2/01/21	A–	2,850,538

1,685	Marathon Petroleum Corporation	6.500%	3/01/41	BBB	2,134,989

2,385	Petrobras International Finance Company, (3)	5.375%	1/27/21	A3	2,685,081

1,690	Rowan Companies Inc.	5.400%	12/01/42	BBB–	1,711,468

1,455	Southwestern Energy Company	4.100%	3/15/22	BBB–	1,565,082

1,275	SunCor Energy Inc., (3)	6.100%	6/01/18	BBB+	1,555,268
17,020	Total Oil, Gas & Consumable Fuels				18,935,271
	Paper & Forest Products – 0.4%

2,000	Celulosa Arauco Y Constitucion	5.625%	4/20/15	BBB	2,161,876
	Pharmaceuticals – 0.9%

1,100	AbbVie Inc., 144A	2.900%	11/06/22	A+	1,120,218

1,830	Merck & Company Inc.	2.250%	1/15/16	AA	1,912,114

2,000	Watson Pharmaceuticals Inc.	3.250%	10/01/22	BBB	2,041,696
4,930	Total Pharmaceuticals				5,074,028
	Road & Rail – 0.6%

1,785	Burlington Northern Santa Fe Corporation	4.375%	9/01/42	A3	1,876,101

1,500	Union Pacific Corporation	5.750%	11/15/17	A–	1,798,401
3,285	Total Road & Rail				3,674,502
	Semiconductors & Equipment – 0.6%

1,855	Applied Materials Inc.	4.300%	6/15/21	A–	2,071,050

1,250	Intel Corporation, (3)	4.800%	10/01/41	A+	1,375,759
3,105	Total Semiconductors & Equipment				3,446,809
	Thrifts & Mortgage Finance – 0.4%

1,780	WEA Finance LLC, 144A	4.625%	5/10/21	A2	1,993,086
	Tobacco – 0.6%

1,815	Lorillard Tobacco	8.125%	6/23/19	Baa2	2,315,991

1,215	Reynolds American Inc.	3.250%	11/01/22	Baa2	1,220,460
3,030	Total Tobacco				3,536,451
	Transportation Infrastructure – 0.6%

2,450	Asciano Finance Limited, 144A	5.000%	4/07/18	Baa2	2,647,560

1,000	Sydney Airport Finance Company Party Limited, 144A	3.900%	3/22/23	BBB	1,021,491
3,450	Total Transportation Infrastructure				3,669,051

Nuveen Investments	71

Portfolio of Investments (Unaudited)

Nuveen Intermediate Term Bond Fund (continued)

December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Wireless Telecommunication Services – 0.5%

$2,405	American Tower Company	5.050%	9/01/20	Baa3	$2,697,089
$178,136	Total Corporate Bonds (cost $183,354,325)				198,334,309

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CAPITAL PREFERRED SECURITIES – 1.1%

	Capital Markets – 0.1%

$1,165	Goldman Sachs Capital II	4.000%	6/01/43	BB+	$909,958
	Commercial Banks – 0.4%

2,220	Wachovia Capital Trust III	5.570%	N/A (4)	BBB+	2,208,900
	Insurance – 0.6%

1,650	Catlin Insurance Company Limited	7.249%	N/A (4)	BBB+	1,645,875

1,530	ZFS Finance USA Trust V, (3)	6.500%	5/09/37	A	1,631,363
3,180	Total Insurance				3,277,238
$6,565	Total Capital Preferred Securities (cost $5,976,343)				6,396,096

Principal Amount (000)	Description (1)		Optional Call Provisions (5)	Ratings (2)	Value
	MUNICIPAL BONDS – 1.2%

	Illinois – 0.7%

$3,735	Illinois State, General Obligation Bonds, Taxable Series 2011, 5.877%, 3/01/19		No Opt. Call	A	$4,291,926
	Nevada – 0.5%

2,500	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Taxable Series 2011B, 3.176%, 6/01/17		No Opt. Call	AA+	2,640,050
$6,235	Total Municipal Bonds (cost $6,235,000)				6,931,976

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 13.7%

$10,000	Fannie Mae Notes	0.750%	12/19/14	Aaa	$10,088,720

6,000	Fannie Mae Notes	1.090%	4/04/16	Aaa	6,013,908

6,000	Fannie Mae Notes	0.950%	5/17/16	Aaa	6,014,736

3,160	Fannie Mae Notes	1.250%	9/28/16	Aaa	3,241,986

3,580	Federal National Mortgage Association	1.000%	9/23/13	Aaa	3,600,735

4,595	Federal National Mortgage Association	2.375%	7/28/15	Aaa	4,830,985

6,655	Freddie Mac Reference Notes	2.000%	8/25/16	Aaa	7,003,962

2,055	Freddie Mac Reference Notes	5.000%	12/14/18	Aa2	2,346,154

60	Freddie Mac Reference Notes, (3)	1.750%	5/30/19	Aaa	62,068

1,275	U.S. Treasury Bonds	4.750%	2/15/41	Aaa	1,757,707

2,050	U.S. Treasury Bonds	3.125%	2/15/42	Aaa	2,143,531

100	U.S. Treasury Notes	4.250%	11/15/13	Aaa	103,523

475	U.S. Treasury Notes	4.250%	11/15/14	Aaa	510,273

1,375	U.S. Treasury Notes	2.375%	2/28/15	Aaa	1,436,875

2,160	U.S. Treasury Notes	1.250%	8/31/15	Aaa	2,212,482

45	U.S. Treasury Notes	4.500%	2/15/16	Aaa	50,720

72	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)

$1,085	U.S. Treasury Notes	1.375%	1/15/13	Aaa	$1,085,467

16,685	U.S. Treasury Notes	0.250%	2/28/14	Aaa	16,694,127

2,515	U.S. Treasury Notes	3.125%	5/15/21	Aaa	2,851,970

2,715	U.S. Treasury Notes	2.000%	11/15/21	Aaa	2,817,874

3,000	U.S. Treasury Notes, (3)	2.000%	2/15/22	Aaa	3,102,423

1,000	U.S. Treasury Notes	1.750%	5/15/22	Aaa	1,008,672
$76,585	Total U.S. Government and Agency Obligations (cost $77,404,949)				78,978,898

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 45.7%

$1,862	321 Henderson Receivables LLC., Series 2010-3A	3.820%	12/15/48	Aaa	$1,963,626

2,670	Ally Auto Receivables Trust 2011-3	0.970%	8/17/15	Aaa	2,678,968

2,955	American Home Mortgage Advance Trust, Revovling Pool Receivables, Series SART-3	3.720%	3/13/44	AAA	2,999,325

4,041	American Home Mortgage Advance Trust, Series 2011-SART-1	3.370%	5/10/43	AAA	4,041,000

4,415	AmeriCold LLC Trust, Series 2010	2.500%	1/17/29	AAA	4,499,706

2	Amresco Residential Securities Corporation, Mortgage Loan Pass-Through Certificates, Series 1997-3	6.960%	3/25/27	A1	1,840

3,570	Arkle Master Issuer PLC, Mortgage Asset Backed Instrument, Series 2010-1A	1.461%	5/17/60	AAA	3,574,784

4,340	Cabela’s Master Credit Card Trust, Series 2010-2A	2.290%	9/15/18	AAA	4,522,106

497	Citigroup Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-CD4, (3)	5.205%	12/11/49	AAA	504,122

4,895	Citigroup Commercial Mortgage Trust Series 2012-GC8	3.024%	9/12/45	Aaa	5,132,819

2,165	Commercial Mortgage Pass-Through Certificates Series CR5 A4	2.771%	12/12/45	AAA	2,210,177

1,776	Commercial Mortgage Pass-Through Certificates, Series2006-CN2A	5.449%	2/05/19	AAA	1,782,884

3	ContiMortgage Home Equity Loan Trust, Series 1997-2	7.090%	4/15/28	A2	2,631

4,862	Fannie Mae Mortgage Pool AB2085	4.000%	1/01/41	Aaa	5,216,697

5,904	Fannie Mae Mortgage Pool AB3194	4.500%	6/01/41	Aaa	6,409,364

2,091	Fannie Mae Mortgage Pool AD0706	2.305%	3/01/38	Aaa	2,223,095

4,830	Fannie Mae Mortgage Pool AD1593	4.500%	2/01/40	Aaa	5,234,138

2,386	Fannie Mae Mortgage Pool AE0058	2.357%	7/01/36	Aaa	2,537,894

7,899	Fannie Mae Mortgage Pool AE0981	3.500%	3/01/41	Aaa	8,428,418

1,769	Fannie Mae Mortgage Pool AH3804	4.000%	2/01/41	Aaa	1,898,295

5,203	Fannie Mae Mortgage Pool AH5575	4.000%	2/01/41	Aaa	5,583,451

2,381	Fannie Mae Mortgage Pool AH5583	4.500%	2/01/41	Aaa	2,584,543

5,338	Fannie Mae Mortgage Pool AH8954	4.000%	4/01/41	Aaa	5,729,941

3,979	Fannie Mae Mortgage Pool AJ4052	4.000%	10/01/41	Aaa	4,271,196

7,737	Fannie Mae Mortgage Pool AJ5303	4.000%	11/01/41	Aaa	8,304,962

6,628	Fannie Mae Mortgage Pool AJ7547	4.000%	1/01/42	Aaa	7,114,218

2,772	Fannie Mae Mortgage Pool AL0160	4.500%	5/01/41	Aaa	3,004,310

8,461	Fannie Mae Mortgage Pool AO9636	2.500%	7/01/27	Aaa	8,853,851

5,825	Fannie Mae Mortgage Pool MA1028	4.000%	4/01/42	Aaa	6,321,666

700	Fannie Mae Mortgage Pool 725111	2.350%	9/01/33	Aaa	749,645

2,328	Fannie Mae Mortgage Pool 725205	5.000%	3/01/34	Aaa	2,531,380

Nuveen Investments	73

Portfolio of Investments (Unaudited)

Nuveen Intermediate Term Bond Fund (continued)

December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$3,329	Fannie Mae Mortgage Pool 819652	2.898%	3/01/35	Aaa	$3,527,082

452	Fannie Mae Mortgage Pool 848390	1.988%	12/01/35	Aaa	473,563

2,976	Fannie Mae Mortgage Pool 879906	2.954%	10/01/33	Aaa	3,191,899

1,009	Fannie Mae Mortgage Pool 886034	2.770%	7/01/36	Aaa	1,076,394

4,045	Fannie Mae Mortgage Pool 960605	5.000%	8/01/37	Aaa	4,397,293

888	Fannie Mae Mortgage Pool 995949	2.510%	9/01/36	Aaa	939,831

8	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1990-89 K	6.500%	7/25/20	Aaa	8,879

38	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 2003-30 AE	3.900%	10/25/17	Aaa	38,152

1,823	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 2003-52 NF	0.610%	6/25/23	Aaa	1,829,900

6,040	Fannie Mae TBA Mortgage Pool, (MDR), (WI/DD)	4.500%	TBA	Aaa	6,524,380

3,690	Fannie Mae TBA Mortgage Pool, (MDR), (WI/DD)	4.000%	TBA	Aaa	3,955,219

215	Fannie Mae TBA Mortgage Pool, (MDR), (WI/DD)	3.500%	TBA	Aaa	229,219

6,665	Fannie Mae TBA Mortgage Pool, (MDR), (WI/DD)	3.000%	TBA	Aaa	6,983,670

9	Federal Home Loan Mortgage Corporation, REMIC 1167 E	7.500%	11/15/21	Aaa	9,892

21	Federal Home Loan Mortgage Corporation, REMIC 1286 A	6.000%	5/15/22	Aaa	22,777

2,431	Federal Home Loan Mortgage Corporation, REMIC 2750 HE	5.000%	2/15/19	Aaa	2,590,573

360	Federal Home Loan Mortgage Corporation, REMIC 2755 FO	0.659%	4/15/32	Aaa	360,399

1,121	Federal Home Loan Mortgage Corporation, REMIC 2863 HF	0.709%	2/15/19	Aaa	1,126,383

554	Federal Home Loan Mortgage Corporation, REMIC 3555 DA	4.000%	12/15/14	Aaa	556,202

392	Federal Home Loan Mortgage Corporation, REMIC 3555 EA	4.000%	12/15/14	Aaa	393,977

2,547	Fosse Master Issuer PLC, Residential Mortgage Pool, Series 2011-1A	1.725%	10/19/54	AAA	2,582,582

5,651	Freddie Mac Gold Pool C09000	3.500%	6/01/42	Aaa	6,026,372

4,515	Freddie Mac Gold Pool G05852	5.500%	3/01/39	Aaa	4,874,478

496	Freddie Mac Gold Pool 786281	2.521%	1/01/28	Aaa	530,307

451	Freddie Mac Gold Pool 847161	2.343%	5/01/31	Aaa	481,768

534	Freddie Mac Gold Pool 847190	2.296%	4/01/29	Aaa	570,740

1,725	Freddie Mac Gold Pool 847209	2.269%	10/01/30	Aaa	1,838,363

1,326	Freddie Mac Gold Pool 847210	2.328%	9/01/33	Aaa	1,418,237

2,473	Freddie Mac Gold Pool 848282	2.410%	6/01/38	Aaa	2,630,414

1,675	Freddie Mac TBA Gold Pool, (MDR), (WI/DD)	3.500%	TBA	Aaa	1,781,127

9,990	Freddie Mac TBA Gold Pool, (MDR), (WI/DD)	3.000%	TBA	Aaa	10,444,233

1,462	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2006-GG6	5.506%	4/10/38	AAA	1,508,583

5,840	Government National Mortgage Association Pool AA5391	3.500%	6/15/42	Aaa	6,351,439

3,750	GraceChurch Card PLC. Series 2012-1A.	0.909%	2/15/17	AAA	3,784,320

21	Green Tree Financial Corporation, Manufactured Housing Contract Pass Through Certificates, Series 1996-9	7.200%	9/15/28	AAA	20,966

2,500	Hertz Vehicle Financing LLC Series 2009	4.260%	3/25/14	Aaa	2,513,908

3,551	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C2 A1	2.749%	11/15/43	AAA	3,715,584

2,228	Mercedes Benz Auto Receivables Trust 2011-1	0.850%	3/16/15	Aaa	2,233,629

2,462	Mortgage Equity Conversion Asset Trust 2010-1A	4.000%	7/25/60	AA	2,363,744

3,200	OBP Depositor LLC Trust, Commercial Mortgage Pass-Through Certificates, Series 2010-OBP	4.646%	7/15/45	AAA	3,755,258

74	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$94	RBSSP Resecuritization Trust 2009-8	0.350%		3/26/37	Aaa	$93,379

2,024	RBSSP Resecuritization Trust 2010-10	0.340%		9/26/36	N/R	1,776,039

3,174	RBSSP Resecuritization Trust 2010-4	0.320%		3/26/36	A	2,997,899

1,093	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2011-1	4.125%		2/25/41	AAA	1,110,642

3,676	SMART Trust, Asset Backed Securities, Series 2011-1USA	1.059%		10/14/14	Aaa	3,683,897

215	Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-11	2.758%		8/25/34	Ba3	212,553

1,037	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2006-10A	5.408%		2/10/16	Aaa	1,102,172

5,036	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2010-P10B	3.215%		9/10/20	Aaa	5,218,273

4,205	UBS Barclays Commercial Mortgage Trust 2012-C4	2.850%		12/12/45	AAA	4,323,997

4,467	United States Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%		2/15/35	Aaa	4,852,698

6,000	Vornado DP LLC Commercial Mortgage Credit Tenant Lease Series 2010-VNO	4.004%		9/13/28	AAA	6,777,894

1,494	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHl8	0.289%		6/15/20	Aaa	1,470,182

3,758	Walter Investment Management Company Capital Trust, Series 2012-AA	4.549%		10/16/50	BBB	3,756,592

2,900	Wells Fargo-Royal Bank of Scotland Commercial Mortgage Trust, Series 2012-C10 A3	2.875%		12/15/45	Aaa	2,994,149

347	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2003-J	4.424%		10/25/33	AA+	350,175

3,220	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3	4.375%		3/17/44	Aaa	3,702,616
$249,487	Total Asset-Backed and Mortgage-Backed Securities (cost $256,305,790)					262,995,945

Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (2)	Value
	SOVEREIGN DEBT – 0.3%

	Mexico – 0.3%

$1,400	United Mexican States	5.625%		1/15/17	Baa1	$1,624,000
$1,400	Total Sovereign Debt (cost $1,387,694)					1,624,000

Shares	Description (1)					Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 7.8%

	Money Market Funds – 7.8%

44,961,790	Mount Vernon Securities Lending Trust Prime Portfolio, 0.267% (6), (7)					$44,961,790
	Total Investments Purchased with Collateral from Securities Lending (cost $44,961,790)					44,961,790

Shares	Description (1)	Coupon				Value
	SHORT-TERM INVESTMENTS – 8.5%

	Money Market Funds – 8.2%

47,406,049	First American Treasury Obligations Fund, Class Z	0.000%	(6)			$47,406,049

Nuveen Investments	75

Portfolio of Investments (Unaudited)

Nuveen Intermediate Term Bond Fund (continued)

December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SHORT-TERM INVESTMENTS (continued)
	U.S. Government and Agency Obligations – 0.3%

$845	U.S. Treasury Bills	0.038%	2/07/13	Aaa	$844,974

950	U.S. Treasury Bills	0.033%	3/07/13	Aaa	949,945

$1,795	Total U.S. Government and Agency Obligations				1,794,919
	Total Short-Term Investments (cost $49,200,641)				49,200,968
	Total Investments (cost $624,826,532) – 112.7%				649,423,982
	Other Assets Less Liabilities – (12.7)%				(73,044,929)
	Net Assets – 100%				$576,379,053

Investments in Derivatives as of December 31, 2012

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional Value*	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Note	Short	(25)	3/13	$(5,511,719)	$169
U.S. Treasury 5-Year Note	Long	8	3/13	995,313	2,231
U.S. Treasury 10-Year Note	Short	(185)	3/13	(24,564,531)	105,065
U.S. Treasury Long Bond	Long	91	3/13	13,422,500	(215,829)
U.S. Treasury Ultra Bond	Short	(10)	3/13	(1,625,938)	25,961
					$(82,403)
*	Total Notional Value of Long and Short positions were $14,417,813 and $(31,702,188), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All Percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $43,634,819.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

(6)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(7)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

N/A	Not applicable.

N/R	Not rated.

MDR	Denotes investment is subject to dollar roll transactions.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

76	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Short Term Bond Fund

December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 47.8%

	Airlines – 1.0%

$2,540	Delta Air Lines Pass-Through Certificates Series 2012-1A, (3)	4.750%	5/07/20	A–	$2,717,800

2,332	Delta Airlines, (3)	5.300%	4/15/19	A–	2,570,844

2,000	JetBlue Airways Pass-Through Trust, Series 2004-1	0.728%	3/15/14	BB+	1,915,000

1,442	US Airways Pass-Through Trust, Pass Through Certificates, Series 2001	7.076%	3/20/21	BBB–	1,500,180
8,314	Total Airlines				8,703,824
	Auto Components – 0.3%

1,500	Pittsburgh Glass Works LLC, 144A	8.500%	4/15/16	B+	1,380,000

1,000	TRW Automotive Inc., 144A	8.875%	12/01/17	BBB–	1,100,000
2,500	Total Auto Components				2,480,000
	Automobiles – 0.9%

400	Chrysler GP/CG Company, (3)	8.000%	6/15/19	B	436,000

2,840	Daimler Finance NA LLC, 144A	2.300%	1/09/15	A–	2,908,299

1,000	General Motors Corporation, 144A, (3)	4.750%	8/15/17	BB	1,051,490

3,360	Volkswagen International Finance NV, 144A	1.625%	3/22/15	A–	3,405,830
7,600	Total Automobiles				7,801,619
	Beverages – 1.2%

2,235	Anheuser-Busch Companies Inc.	5.050%	10/15/16	A	2,557,117

1,500	Constellation Brands Inc.	8.375%	12/15/14	BB+	1,676,250

2,560	Dr. Pepper Snapple Group Inc.	2.900%	1/15/16	Baa1	2,697,408

2,000	Heineken NV, 144A	1.400%	10/01/17	BBB+	1,993,962

1,445	SABMiller Holdings Inc., 144A	1.850%	1/15/15	BBB+	1,473,448
9,740	Total Beverages				10,398,185
	Biotechnology – 0.3%

2,000	Genentech Inc.	4.750%	7/15/15	AA	2,205,642
	Building Products – 0.3%

750	Hanson Limited	6.125%	8/15/16	BB+	823,125

2,000	Masco Corporation	6.125%	10/03/16	BBB–	2,209,084
2,750	Total Building Products				3,032,209
	Capital Markets – 3.4%

1,225	Credit Suisse New York	5.500%	5/01/14	A+	1,303,391

2,000	E Trade Financial Corporation	6.750%	6/01/16	B2	2,105,000

4,640	Goldman Sachs Group, Inc.	1.312%	2/07/14	A	4,653,558

9,300	Goldman Sachs Group, Inc., (3)	3.625%	2/07/16	A	9,844,264

4,000	Morgan Stanley	1.916%	1/24/14	A	4,025,796

2,645	Morgan Stanley	4.100%	1/26/15	A	2,756,675

3,875	UBS AG Stamford	1.313%	1/28/14	A	3,898,750

1,000	UBS AG Stamford	3.875%	1/15/15	A	1,056,662
28,685	Total Capital Markets				29,644,096
	Chemicals – 1.1%

2,000	Dow Chemical Company, (3)	2.500%	2/15/16	BBB	2,077,668

3,199	Huntsman International LLC	5.500%	6/30/16	BB–	3,202,999

2,000	Ineos Finance PLC, 144A	9.000%	5/15/15	B+	2,125,000

1,875	Potash Corporation of Saskatchewan	3.750%	9/30/15	A–	2,016,673
9,074	Total Chemicals				9,422,340

Nuveen Investments	77

Portfolio of Investments (Unaudited)

Nuveen Short Term Bond Fund (continued)

December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Commercial Banks – 6.8%

$5,000	Australia and New Zealand Banking Group Limited, 144A	2.400%	11/23/16	Aaa	$5,259,000

800	Banco do Nordeste do Brasil, 144A	3.625%	11/09/15	BBB	828,000

6,180	Bank of Montreal, 144A, (3)	1.300%	10/31/14	AAA	6,278,262

3,305	Bank of Nova Scotia	1.375%	12/18/17	Aa1	3,309,577

3,615	Barclays Bank PLC	5.000%	9/22/16	A+	4,052,007

2,315	BB&T Corporation	3.200%	3/15/16	A+	2,463,961

1,300	BBVA Bancomer SA Texas, 144A	4.500%	3/10/16	A2	1,381,250

2,000	CIT Group Inc., 144A, (3)	4.750%	2/15/15	BB–	2,080,000

2,000	Credit Agricole SA, 144A, (3)	3.000%	10/01/17	A+	2,048,120

3,735	Deutsche Bank London	3.250%	1/11/16	A+	3,952,377

1,550	Fifth Third Bancorp.	3.625%	1/25/16	A–	1,656,059

1,500	ING Bank NV, 144A	3.750%	3/07/17	A+	1,594,155

2,760	National Australia Bank, 144A	3.000%	7/27/16	Aa2	2,922,012

2,000	Nordea Bank AB, 144A, (3)	2.125%	1/14/14	AA–	2,019,134

1,000	Rabobank Nederland Utrec, (3)	3.375%	1/19/17	Aa2	1,074,286

1,400	Rabobank Nederland	3.200%	3/11/15	Aa2	1,467,732

2,500	Regions Financial Corporation	7.750%	11/10/14	BBB–	2,772,000

2,000	Royal Bank of Scotland Group PLC	2.550%	9/18/15	A	2,046,820

2,000	Santander SA	2.485%	1/18/13	BBB+	2,000,012

3,750	Societe Generale, 144A, (3)	2.500%	1/15/14	A+	3,788,025

2,000	Wells Fargo & Company	1.500%	7/01/15	AA–	2,034,458

3,755	Wells Fargo & Company	3.676%	6/15/16	AA–	4,059,546
56,465	Total Commercial Banks				59,086,793
	Commercial Services & Supplies – 0.7%

4,000	International Lease Finance Corporation	4.875%	4/01/15	BBB–	4,140,320

1,815	Waste Management Inc.	2.600%	9/01/16	BBB	1,901,338
5,815	Total Commercial Services & Supplies				6,041,658
	Computers & Peripherals – 0.7%

3,510	Hewlett Packard Company	3.000%	9/15/16	A–	3,532,453

2,000	Seagate HDD Cayman	7.750%	12/15/18	BB+	2,197,500
5,510	Total Computers & Peripherals				5,729,953
	Construction & Engineering – 0.4%

1,000	ABB Finance USA Inc.	1.625%	5/08/17	A	1,013,009

2,665	Caterpillar Financial Services Corporation	1.100%	5/29/15	A	2,687,128
3,665	Total Construction & Engineering				3,700,137
	Consumer Finance – 1.2%

1,000	Ally Financial Inc.	4.625%	6/26/15	BB–	1,042,476

505	Ally Financial Inc.	5.500%	2/15/17	BB–	540,230

1,635	American Express Credit Corporation	1.750%	6/12/15	A+	1,669,243

2,405	American Express Credit Corporation	2.800%	9/19/16	A+	2,544,598

2,000	American Honda Finance Limited, 144A	1.450%	2/27/15	A+	2,031,904

2,050	Capital One Financial Corporation	6.150%	9/01/16	BBB+	2,345,241
9,595	Total Consumer Finance				10,173,692
	Containers & Packaging – 0.2%

2,000	Berry Plastics Corporation	8.250%	11/15/15	B+	2,090,000

78	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Diversified Financial Services – 6.2%

$3,000	Bank of America Corporation	1.733%	1/30/14	A	$3,025,053

10,010	Bank of America Corporation	4.500%	4/01/15	A	10,669,919

12,390	Citigroup Inc.	4.587%	12/15/15	A	13,526,783

2,000	Ford Motor Credit Company	2.750%	5/15/15	Baa3	2,041,140

5,130	General Electric Capital Corporation	3.750%	11/14/14	AA+	5,409,364

4,500	General Electric Capital Corporation	2.300%	4/27/17	AA+	4,665,965

1,675	ING Bank NV, 144A	4.000%	3/15/16	A+	1,782,569

4,500	JPMorgan Chase & Company	5.150%	10/01/15	A	4,946,162

4,500	JPMorgan Chase & Company	3.150%	7/05/16	A+	4,767,525

2,970	National Rural Utilities Cooperative Finance Corporation	1.900%	11/01/15	A+	3,063,603
50,675	Total Diversified Financial Services				53,898,083
	Diversified Telecommunication Services – 1.3%

2,250	AT&T, Inc.	2.500%	8/15/15	A2	2,345,801

2,500	British Telecommunications PLC	2.000%	6/22/15	BBB	2,570,045

1,500	Citizens Communications Company, (3)	6.625%	3/15/15	BB+	1,627,500

2,000	Qwest Corporation	7.500%	10/01/14	BBB–	2,188,980

2,500	Verizon Wireless Capital LLC	5.550%	2/01/14	A2	2,624,360
10,750	Total Diversified Telecommunication Services				11,356,686
	Electric Utilities – 0.2%

1,640	Commonwealth Edison Company, First Mortgage	1.625%	1/15/14	A–	1,657,664

200	Exelon Generation Co. LLC	5.350%	1/15/14	Baa1	209,201
1,840	Total Electric Utilities				1,866,865
	Electronic Equipment & Instruments – 0.2%

1,410	Tyco Electronics Group. SA	1.600%	2/03/15	BBB+	1,430,879
	Energy Equipment & Services – 1.2%

1,000	Cameron International Corporation	1.600%	4/30/15	BBB+	1,010,266

3,000	Ensco PLC, (3)	3.250%	3/15/16	BBB+	3,181,188

1,825	Noble Holding International Limited	3.450%	8/01/15	A–	1,923,139

2,000	Pacific Drilling SA	8.250%	2/23/15	N/R	2,055,000

2,100	Transocean Inc., (3)	4.950%	11/15/15	BBB–	2,299,343
9,925	Total Energy Equipment & Services				10,468,936
	Food & Staples Retailing – 0.1%

1,000	Supervalu Inc., (3)	8.000%	5/01/16	B–	952,500
	Food Products – 0.6%

2,000	Kellogg Company	1.125%	5/15/15	BBB+	2,019,394

3,000	Sara Lee Corporation	2.750%	9/15/15	BBB	3,090,693
5,000	Total Food Products				5,110,087
	Gas Utilities – 0.2%

50	Ferrellgas LP	6.500%	5/01/21	B2	49,500

1,266	Suburban Propane Partners LP	7.500%	10/01/18	BB–	1,364,115
1,316	Total Gas Utilities				1,413,615
	Health Care Equipment & Supplies – 0.3%

2,000	Boston Scientific Corporation	6.250%	11/15/15	BBB–	2,253,450
	Health Care Providers & Services – 1.8%

2,560	Covidien International Finance SA	1.350%	5/29/15	A	2,594,642

3,500	Express Scripts Holding Company, 144A	3.500%	11/15/16	BBB+	3,742,078

Nuveen Investments	79

Portfolio of Investments (Unaudited)

Nuveen Short Term Bond Fund (continued)

December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Health Care Providers & Services (continued)

$2,000	HCA Inc., (3)	6.375%	1/15/15	B+	$2,162,500

1,000	HCA Inc.	8.500%	4/15/19	BB+	1,115,000

2,630	Saint Jude Medical Inc.	2.200%	9/15/13	A	2,662,267

1,945	UnitedHealth Group Incorporated	0.850%	10/15/15	A	1,951,362

1,750	Wellpoint Inc.	1.875%	1/15/18	A–	1,771,733
15,385	Total Health Care Providers & Services				15,999,582
	Hotels, Restaurants & Leisure – 1.0%

2,000	CityCenter Holdings Finance	7.625%	1/15/16	B1	2,140,000

2,000	Harrah’s Operating Company, Inc., (3)	11.250%	6/01/17	B	2,142,500

2,600	Wynn Las Vegas LLC Corporation	7.875%	11/01/17	BBB–	2,821,000

1,750	Wynn Las Vegas LLC Corporation, (3)	7.750%	8/15/20	BBB–	1,995,000
8,350	Total Hotels, Restaurants & Leisure				9,098,500
	Independent Power Producers & Energy Traders – 0.5%

2,000	AES Corporation, (3)	9.750%	4/15/16	BB	2,390,000

2,000	RRI Energy Inc.	7.625%	6/15/14	B+	2,135,000
4,000	Total Independent Power Producers & Energy Traders				4,525,000
	Industrial Conglomerates – 0.2%

1,350	Calpine Corporation	7.250%	10/15/17	BB	1,437,750
	Insurance – 2.0%

3,380	AFLAC Insurance	2.650%	2/15/17	A–	3,553,127

1,450	American International Group, Inc.	3.650%	1/15/14	A–	1,488,780

4,030	American International Group, Inc., (3)	4.250%	9/15/14	A–	4,245,198

2,000	Hartford Financial Services Group Inc.	4.000%	3/30/15	BBB	2,113,372

2,000	Lincoln National Corporation	4.300%	6/15/15	A–	2,151,470

3,800	Prudential Covered Trust, 144A	2.997%	9/30/15	A	3,940,646
16,660	Total Insurance				17,492,593
	IT Services – 0.3%

2,500	Computer Sciences Corporation, (3)	2.500%	9/15/15	BBB	2,549,140
	Life Sciences Tools & Services – 0.4%

1,250	Thermo Fischer Scientific Inc.	3.200%	5/01/15	A–	1,315,744

1,745	Thermo Fischer Scientific Inc.	2.250%	8/15/16	A–	1,806,757
2,995	Total Life Sciences Tools & Services				3,122,501
	Media – 1.9%

1,570	DIRECTV Holdings LLC	3.550%	3/15/15	BBB	1,651,571

2,000	DIRECTV Holdings LLC	3.125%	2/15/16	BBB	2,094,462

1,620	LIN Television Corporation	8.375%	4/15/18	B–	1,773,900

4,000	NBC Universal Media LLC	3.650%	4/30/15	BBB+	4,255,260

1,000	News America Holdings Inc.	5.300%	12/15/14	BBB+	1,086,872

250	Sirius XM Radio Inc., 144A, (3)	8.750%	4/01/15	BB	283,125

1,000	TCM Sub LLC	3.550%	1/15/15	A–	1,044,982

1,025	Time Warner Cable Inc.	8.250%	2/14/14	BBB	1,110,330

2,140	Vivendi SA	2.400%	4/10/15	BBB	2,182,744

500	XM Satellite Radio Inc., 144A	7.625%	11/01/18	BB	557,500
15,105	Total Media				16,040,746

80	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Metals & Mining – 2.3%

$2,000	APERAM, 144A	7.375%	4/01/16	B+	$1,865,000

3,680	ArcelorMittal, (3)	3.750%	3/01/16	BB+	3,694,304

760	BHP Billiton Finance Limited	1.000%	2/24/15	A+	765,631

500	Cliffs Natural Resources Inc., (3)	3.950%	1/15/18	BBB–	503,242

2,400	Corporacion Nacional del Cobre, 144A	5.500%	10/15/13	A1	2,473,447

1,500	Evraz Group S.A, 144A	8.250%	11/10/15	BB–	1,651,875

2,155	Freeport McMoRan Copper & Gold, Inc.	1.400%	2/13/15	BBB	2,150,483

1,735	Rio Tinto Finance USA PLC, (3)	1.625%	8/21/17	A–	1,756,663

2,000	United States Steel Corporation, (3)	6.050%	6/01/17	BB	2,095,000

2,500	Xstrata Finance Canada Limited, 144A	3.600%	1/15/17	BBB+	2,632,780
19,230	Total Metals & Mining				19,588,425
	Multi-Utilities – 0.2%

1,500	Duke Energy Corporation	3.950%	9/15/14	BBB+	1,579,583
	Oil, Gas & Consumable Fuels – 3.9%

1,000	Anadarko Petroleum Corporation	6.375%	9/15/17	BBB–	1,194,495

1,500	Atlas Pipeline LP Finance	8.750%	6/15/18	B+	1,597,500

2,550	BP Capital Markets PLC	1.008%	3/11/14	A	2,564,367

2,000	El Paso Pipeline Partners Operating Company LLC	4.100%	11/15/15	BBB–	2,145,286

3,000	Enterprise Products Operating LP	5.600%	10/15/14	BBB	3,247,668

1,500	Kinder Morgan Finance Company ULC	5.700%	1/05/16	BB	1,639,697

3,000	Marathon Petroleum Corporation	3.500%	3/01/16	BBB	3,193,527

3,275	MidAmerican Energy Company	4.650%	10/01/14	A2	3,495,853

1,410	Petrobras International Finance Company	2.875%	2/06/15	A3	1,446,794

2,500	Petrohawk Energy Corporation	7.250%	8/15/18	A	2,822,368

4,345	Phillips 66	2.950%	5/01/17	Baa1	4,604,992

2,000	Regency Energy Partners Finance	6.500%	7/15/21	BB	2,190,000

2,000	Sabine Pass LNG LP	7.500%	11/30/16	BB+	2,205,000

1,180	Shell International Finance BV	3.250%	9/22/15	Aa1	1,260,383
31,260	Total Oil, Gas & Consumable Fuels				33,607,930
	Pharmaceuticals – 0.9%

2,000	AbbVie Inc., 144A	1.200%	11/06/15	A+	2,013,362

3,600	Merck & Company Inc.	2.250%	1/15/16	AA	3,761,536

2,000	Watson Pharmaceuticals Inc.	1.875%	10/01/17	BBB	2,026,298
7,600	Total Pharmaceuticals				7,801,196
	Real Estate Investment Trust – 2.0%

2,000	DuPont Fabros Technology LP	8.500%	12/15/17	Ba1	2,185,000

1,500	FelCor Lodging LP	6.750%	6/01/19	B2	1,593,750

2,000	First Industrial Realty Trust	5.950%	5/15/17	BB	2,140,174

2,385	HCP Inc.	2.700%	2/01/14	BBB+	2,427,804

3,395	Health Care REIT Inc.	3.625%	3/15/16	Baa2	3,585,025

750	Omega Healthcare Investors Inc.	6.750%	10/15/22	BBB–	815,625

2,000	Simon Property Group, L.P.	4.200%	2/01/15	A–	2,121,006

2,000	Ventas Realty LP	3.125%	11/30/15	BBB+	2,108,466
16,030	Total Real Estate Investment Trust				16,976,850

Nuveen Investments	81

Portfolio of Investments (Unaudited)

Nuveen Short Term Bond Fund (continued)

December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Semiconductors & Equipment – 0.1%

$1,000	National Semiconductor Corporation	3.950%	4/15/15	A+	$1,077,012
	Specialty Retail – 0.3%

2,440	Home Depot, Inc.	5.400%	3/01/16	A–	2,787,494
	Tobacco – 0.4%

2,000	BAT International Finance PLC, 144A	2.125%	6/07/17	A–	2,049,320

1,370	Reynolds American Inc.	1.050%	10/30/15	Baa2	1,369,577
3,370	Total Tobacco				3,418,897
	Trading Companies & Distributors – 0.1%

1,000	GATX Corporation	4.750%	5/15/15	BBB	1,068,486
	Transportation Infrastructure – 0.2%

2,000	Penske Truck Leasing, 144A	3.125%	5/11/15	BBB+	2,040,679
	Wireless Telecommunication Services – 0.5%

2,000	America Movil S.A. de C.V.	2.375%	9/08/16	A2	2,078,765

2,000	Crown Castle Towers LLC	4.523%	1/15/15	A2	2,108,609
4,000	Total Wireless Telecommunication Services				4,187,374
$393,404	Total Corporate Bonds (cost $402,126,767)				413,660,987

Principal Amount (000)	Description (1)		Optional Call Provisions (4)	Ratings (2)	Value
	MUNICIPAL BONDS – 3.9%

	Arizona – 0.6%

	Phoenix Civic Improvement Corporation, Arizona, Excise Tax Revenue Bonds, Taxable Series 2011:
$2,800	2.302%, 7/01/14		No Opt. Call	AA	$2,833,348
2,000	2.828%, 7/01/15		No Opt. Call	AA	2,048,560
4,800	Total Arizona				4,881,908
	California – 0.6%

1,015	California State, General Obligation Bonds, Various Purpose Build America Taxable Bond Series 2010, 5.750%, 3/01/17		No Opt. Call	A1	1,165,839

	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Taxable Second Series 2011E:
1,000	1.507%, 5/01/13		No Opt. Call	A+	1,003,530
2,640	2.021%, 5/01/14		No Opt. Call	A+	2,677,646
4,655	Total California				4,847,015
	Guam – 0.3%

	Government of Guam, Business Privilege Tax Bonds, Taxable Series 2012B-2:
1,155	2.933%, 1/01/17		No Opt. Call	A	1,158,684
1,190	3.301%, 1/01/18		No Opt. Call	A	1,191,690
2,345	Total Guam				2,350,374
	Massachusetts – 0.4%

	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project Series 3011B:
3,260	1.910%, 7/01/14		No Opt. Call	A	3,285,363
400	3.230%, 7/01/15		No Opt. Call	A	416,016
3,660	Total Massachusetts				3,701,379
	Michigan – 0.1%

1,260	Wayne County, Michigan, General Obligation Bonds, Taxable Notes Series 2011, 5.000%, 9/15/13		No Opt. Call	BBB+	1,264,045

82	Nuveen Investments

Principal Amount (000)	Description (1)		Optional Call Provisions (4)	Ratings (2)	Value
	Minnesota – 0.5%

$4,000	Tobacco Securitization Authority, Minnesota, Tobacco Settlement Revenue Bonds, Taxable Series 2011A, 2.643%, 3/01/14		No Opt. Call	A	$4,085,320
	Nevada – 0.3%

2,500	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Taxable Series 2011B, 3.176%, 6/01/17		No Opt. Call	AA+	2,640,050
	Ohio – 0.2%

1,470	Ohio State, General Obligation Bonds, Higher Education, Build America Bond Series 2010E, 3.328%, 8/01/17 – AGM Insured		No Opt. Call	AA+	1,619,249
	Pennsylvania – 0.2%

1,500	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Taxable Series 2012B, 4.120%, 5/01/16		No Opt. Call	Baa2	1,501,035
	Texas – 0.7%

1,500	Dallas Fort Worth International Airport Facility Improvement Corporation, Texas, Learjet Inc. Project, Revenue Bonds, Series 2001-A1, 6.150%, 1/01/16 (Alternative Minimum Tax)		1/13 at 100.00	Ba2	1,502,685

5,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Taxable Series 2011E, 1.770%, 11/01/14		No Opt. Call	A+	5,060,350
6,500	Total Texas				6,563,035
$32,690	Total Municipal Bonds (cost $32,922,009)				33,453,410

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 2.8%

$5,000	Fannie Mae Notes	2.375%	4/11/16	Aaa	$5,314,060

15,000	Federal Home Loan Bank Bonds	1.375%	5/28/14	Aaa	15,256,485

1,800	U.S. Treasury Notes	1.375%	5/15/13	Aaa	1,808,366

380	U.S. Treasury Notes	1.875%	2/28/14	Aaa	387,318

1,310	U.S. Treasury Notes	1.500%	6/30/16	Aaa	1,357,897

55	U.S. Treasury Securities, STRIPS (P/O)	0.000%	5/15/14	Aaa	54,818
$23,545	Total U.S. Government and Agency Obligations (cost $24,070,332)				24,178,944

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 42.3%

$2,580	Ally Auto Receivables Trust, Asset Backed Notes, Series 2010-1	2.300%	12/15/14	AAA	$2,605,888

2,500	American Express Credit Card Trust 2012-2 A	0.680%	3/15/18	AAA	2,507,990

2,400	American Home Mortgage Advance Trust SART-1 Series 2012	2.230%	5/10/43	AAA	2,401,680

3,575	American Home Mortgage Advance Trust, Revolving Pool Receivables, Series SART-3	3.720%	3/13/44	AAA	3,628,625

1,955	American Home Mortgage Advance Trust, Series 2011-SART-1	5.920%	5/10/43	BBB	1,957,444

2,000	American Home Mortgage Advance Trust, Series 2011-SART-1	5.920%	5/10/43	BBB	2,002,500

4,770	AmeriCold LLC Trust, Series 2010	2.500%	1/17/29	AAA	4,861,517

1,050	AmeriCredit Automobile Receivables Trust, Series 2010-4	1.990%	10/08/15	Aaa	1,059,658

491	Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R9	0.440%	11/25/35	AA+	484,414

5,200	Arkle Master Issuer PLC, Mortgage Asset Backed Instrument, Series 2010-1A	1.461%	5/17/60	AAA	5,206,968

Nuveen Investments	83

Portfolio of Investments (Unaudited)

Nuveen Short Term Bond Fund (continued)

December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$850	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-4	4.933%	7/10/45	AAA	$931,363

3,475	Bayview Opportunity Master Fund Trust IIB, Series 2012-4NPL	3.475%	7/28/32	N/R	3,520,885

4,970	Cabela’s Master Credit Card Trust, Series 2010-1A	1.659%	1/15/18	AAA	5,094,886

4,290	Cabela’s Master Credit Card Trust, Series 2010-2A	2.290%	9/15/18	AAA	4,470,008

575	CarMax Auto Owner Trust 2010-3	2.000%	5/16/16	Aaa	588,224

798	CarNow Auto Receivables Trust 2012-1A	2.090%	1/15/15	AA	798,079

4,069	CenterPoint Energy Restoration Bond Company LLC, Senior Secured System Restoration Bonds, Series 2009-1	1.833%	2/15/16	AAA	4,132,860

3,310	Centerpoint Energy Transition Bond Company LLC	0.901%	4/15/18	AAA	3,336,334

8,000	Chase Issuance Trust 2012-A3 A3	0.790%	6/15/17	AAA	8,051,384

347	Chrysler Financial Auto Securtization Trust, Series 2010A	1.650%	11/08/13	AAA	347,471

4,625	Citibank Credit Card Issuance Trust 2008-A5	4.850%	4/22/15	AAA	4,690,610

4,000	Citibank Credit Card Issuance Trust 2009-A4	4.900%	6/23/16	AAA	4,263,004

902	Citicorp Mortgage Securities Inc., REMIC Pass-Through Certificates, Series 2006-1 5A1	5.500%	2/25/26	Caa1	923,293

6,500	Citigroup Commercial Mortgage Trust Series 2012-GC8	1.813%	9/12/45	Aaa	6,698,491

3,663	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2010-10	4.778%	12/27/32	BBB	3,641,043

2,548	Countrywide ABS Asset-Backed Certificate Trust 2007-9	0.340%	6/25/47	B–	2,501,458

950	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-19CB	6.000%	8/25/36	Caa2	774,088

456	Countrywide Asset-Backed Certificates Trust, Series 2005-16 2AF2	5.209%	2/25/30	Caa3	425,776

1,654	Countrywide Asset-Backed Certificates Trust, Series 2006-25	0.330%	6/25/47	AAA	1,633,402

2,900	Countrywide Hoen Loans, Asset Backed Certificates Series 2007-7	0.370%	10/25/47	AAA	2,804,942

272	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-2	2.892%	2/25/34	A	270,466

791	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AA+	818,414

881	CS First Boston Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2004-C1	4.750%	1/15/37	AAA	908,606

2,405	DBUBS Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-LC3A	3.642%	8/12/44	Aaa	2,616,650

700	Developers Diversified Realty Corporation, Commercial Mortgage Pass-Through Certificates Series 2009-DDR1	5.730%	10/17/22	AAA	746,158

1,084	DT Auto Owner Trust, Series 2011-3A	1.400%	8/15/14	AAA	1,084,681

2,969	Energy Texas Restoration Funding LLC	2.120%	2/01/16	AAA	3,020,189

1,821	Entergy Arkansas Restoration Funding LLC, Senior Secured Storm Recovery Bonds, Series 2010-A	2.300%	8/01/21	AAA	1,913,625

83	Equivantage Acceptance Corporation, Home Equity Loan Asset-Backed Certificates, Series 1996-4	7.250%	1/25/28	BBB+	82,808

2,167	Fannie Mae Mortgage STRIPS 366 25 (I/O)	5.000%	9/01/24	Aaa	195,847

1,137	Fannie Mae Mortgage Pool AD0107	4.000%	5/01/20	Aaa	1,221,811

1,881	Fannie Mae Mortgage Pool AD0486	2.349%	4/01/34	Aaa	1,998,652

1,393	Fannie Mae Mortgage Pool AD0550	2.718%	8/01/37	Aaa	1,483,478

1,490	Fannie Mae Mortgage Pool AD0706	2.305%	3/01/38	Aaa	1,584,546

2,341	Fannie Mae Mortgage Pool AE0058	2.357%	7/01/36	Aaa	2,489,986

11,853	Fannie Mae Mortgage Pool AO9636	2.500%	7/01/27	Aaa	12,404,166

2,268	Fannie Mae Mortgage Pool MA0648	3.500%	2/01/26	Aaa	2,407,061

84	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$3,287	Fannie Mae Mortgage Pool MA0771	3.500%	6/01/21	Aaa	$3,487,585

3	Fannie Mae Mortgage Pool 254682	5.000%	3/01/13	Aaa	3,370

172	Fannie Mae Mortgage Pool 255039	4.000%	12/01/13	Aaa	183,451

298	Fannie Mae Mortgage Pool 433988	2.214%	11/01/25	Aaa	308,389

912	Fannie Mae Mortgage Pool 535363	5.092%	12/01/31	Aaa	982,835

105	Fannie Mae Mortgage Pool 545717	2.183%	5/01/32	Aaa	109,738

18	Fannie Mae Mortgage Pool 545791	2.364%	3/01/32	Aaa	19,500

159	Fannie Mae Mortgage Pool 555369	2.311%	8/01/36	Aaa	168,385

164	Fannie Mae Mortgage Pool 625338	2.223%	6/01/31	Aaa	173,822

127	Fannie Mae Mortgage Pool 634948	2.415%	5/01/32	Aaa	128,356

25	Fannie Mae Mortgage Pool 661645	2.596%	10/01/32	Aaa	26,664

175	Fannie Mae Mortgage Pool 671884	2.629%	12/01/32	Aaa	176,403

1,805	Fannie Mae Mortgage Pool 725721	2.774%	6/01/34	Aaa	1,922,520

1,063	Fannie Mae Mortgage Pool 745922	2.842%	7/01/35	Aaa	1,132,031

136	Fannie Mae Mortgage Pool 775389	2.445%	4/01/34	Aaa	137,568

1,380	Fannie Mae Mortgage Pool 795242	2.290%	7/01/34	Aaa	1,461,804

1,106	Fannie Mae Mortgage Pool 797182	2.322%	11/01/34	Aaa	1,162,920

2,251	Fannie Mae Mortgage Pool 819652	2.898%	3/01/35	Aaa	2,384,980

109	Fannie Mae Mortgage Pool 838948	2.100%	8/01/35	Aaa	115,670

940	Fannie Mae Mortgage Pool 838958	2.549%	8/01/35	Aaa	997,304

1,281	Fannie Mae Mortgage Pool 841068	2.492%	11/01/34	Aaa	1,378,676

452	Fannie Mae Mortgage Pool 848390	1.988%	12/01/35	Aaa	473,563

583	Fannie Mae Mortgage Pool 886034	2.770%	7/01/36	Aaa	621,728

582	Fannie Mae Mortgage Pool 995949	2.510%	9/01/36	Aaa	615,588

1,693	Fannie Mae Multifamily REMIC Trust 2010-M6, Guaranteed Pass-Through Certificates 2010-M6 A1	2.210%	9/25/20	Aaa	1,765,856

37	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1992-150 MA	5.500%	9/25/22	Aaa	40,631

1,129	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 2003-122 AJ	4.500%	2/25/28	Aaa	1,138,385

316	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 2003-68 QP	3.000%	7/25/22	Aaa	317,365

817	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 2004-90 GA	4.350%	3/25/34	Aaa	838,086

1,638	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 2004-90 GF	0.510%	11/25/34	Aaa	1,642,614

1,270	Fannie Mae REMIC Pass-Through Certificates 2010-M1 A1	3.305%	9/25/19	Aaa	1,340,757

1,898	Fannie Mae REMIC Pass-Through Certificates 2011-6 BA	2.750%	6/25/20	Aaa	1,971,835

7,500	Fannie Mae TBA Mortgage Pool, (MDR), (WI/DD)	2.500%	TBA	Aaa	7,842,188

3,413	FDIC Structures Sale Guaranteed Notes, Series 2010-S1	3.250%	4/25/38	Aaa	3,610,183

2,426	FDIC Structures Sale Guaranteed Notes, Series 2010-S1	0.759%	2/25/48	Aaa	2,431,118

2,390	FDIC Trust 2001-C1	1.840%	4/25/31	Aaa	2,421,291

3,926	FDIC Trust 2012-C1	0.841%	5/25/35	Aaa	3,927,592

308	Federal Home Loan Mortgage Corporation, REMIC 3555 DA	4.000%	12/15/14	Aaa	309,120

125	Federal Home Loan Mortgage Corporation, REMIC 3555 EA	4.000%	12/15/14	Aaa	125,502

76	Federal Home Loan Mortgage Corporation, REMIC 2843 BH	4.000%	1/15/18	Aaa	75,607

Nuveen Investments	85

Portfolio of Investments (Unaudited)

Nuveen Short Term Bond Fund (continued)

December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,120	Federal Home Loan Mortgage Corporation, REMIC 2629 BO	3.250%	3/15/18	Aaa	$1,149,942

13	Federal Home Loan Mortgage Corporation, REMIC 1022 J	6.000%	12/15/20	Aaa	14,013

710	Ford Credit Auto Owner Trust 10A	2.930%	11/15/15	AAA	733,688

1,480	Ford Credit Floorplan Master Owner Trust Series 2010-3	4.200%	2/15/17	AAA	1,589,015

3,612	Fosse Master Issuer PLC, Residential Mortgage Pool, Series 2011-1A	1.725%	10/19/54	AAA	3,662,074

473	Freddie Mac Gold Pool 780456	2.347%	5/01/33	Aaa	499,078

1,060	Freddie Mac Gold Pool 780911	2.412%	10/01/33	Aaa	1,130,636

1,153	Freddie Mac Gold Pool 781296	2.355%	3/01/34	Aaa	1,219,685

243	Freddie Mac Gold Pool 786591	2.452%	12/01/26	Aaa	261,008

222	Freddie Mac Gold Pool 786853	2.260%	10/01/29	Aaa	236,216

224	Freddie Mac Gold Pool 846946	2.325%	1/01/29	Aaa	237,266

111	Freddie Mac Gold Pool 847014	1.917%	5/01/30	Aaa	113,598

125	Freddie Mac Gold Pool 847063	2.468%	10/01/32	Aaa	133,179

1,012	Freddie Mac Gold Pool 847241	2.298%	10/01/30	Aaa	1,078,655

1,795	Freddie Mac Gold Pool 847331	2.235%	8/01/32	Aaa	1,903,523

114	Freddie Mac Gold Pool 847367	2.199%	6/01/31	Aaa	120,156

707	Freddie Mac Gold Pool 847652	2.304%	9/01/32	Aaa	751,351

2,024	Freddie Mac Gold Pool 848193	2.782%	3/01/36	Aaa	2,159,930

2,248	Freddie Mac Gold Pool 848282	2.410%	6/01/38	Aaa	2,391,933

232	Freddie Mac Gold Pool 972055	3.855%	4/01/30	Aaa	247,118

1,220	Freddie Mac Mortgage Pool, Various G11618	4.500%	5/01/18	Aaa	1,300,579

313	Freddie Mac Mortgage Pool, Various M30035	4.500%	4/01/22	Aaa	329,426

1,611	Freddie Mac Multi-Class Certificates 3780 FE	0.609%	12/15/20	Aaa	1,620,753

723	Freddie Mac Non Gold Participation Certificates 1L1462	2.291%	8/01/36	Aaa	762,943

1,840	General Electric Capital Credit Card Master Note Trust Series 2010-3	2.210%	6/15/16	Aaa	1,855,167

6,998	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2001-ALF	2.716%	2/12/21	AAA	7,110,511

5,000	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2011-GC3	3.645%	3/11/44	Aaa	5,386,885

7,000	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2007-GG10, (3)	5.791%	8/10/45	A1	8,070,342

5,404	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2010-C1	3.679%	8/12/43	Aaa	5,845,984

2,130	Goldman Sachs Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2011-GC5	2.999%	8/10/44	Aaa	2,275,666

1,848	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-AR1	3.176%	1/25/35	CC	418,759

824	Government National Mortgage Association, Guaranteed REMIC Pass Through Securities and MX Securities Trust	4.500%	5/16/38	Aaa	858,523

125	Government National Mortgage Association Pool 8006	1.750%	7/20/22	Aaa	130,018

21	Government National Mortgage Association Pool 80106	1.750%	8/20/27	Aaa	22,090

33	Government National Mortgage Association Pool 80154	1.625%	1/20/28	Aaa	34,572

89	Government National Mortgage Association Pool 80283	1.750%	5/20/29	Aaa	93,409

172	Government National Mortgage Association Pool 80469	1.625%	11/20/30	Aaa	176,961

50	Government National Mortgage Association Pool 80507	1.750%	4/20/31	Aaa	52,168

193	Government National Mortgage Association Pool 80535	1.750%	8/20/31	Aaa	201,048

42	Government National Mortgage Association Pool 80580	1.625%	2/20/32	Aaa	43,152

86	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$75	Government National Mortgage Association Pool 8699	1.750%	9/20/25	Aaa	$77,511

91	Government National Mortgage Association Pool 8824	2.000%	8/20/21	Aaa	94,721

59	Government National Mortgage Association Pool 8847	1.750%	4/20/26	Aaa	62,113

4,250	GraceChurch Card PLC. Series 2012-1A.	0.909%	2/15/17	AAA	4,288,896

4,500	GraceChurch Mortgage Financing PLC, Series 2011-1A	1.862%	11/20/56	AAA	4,589,060

166	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-GG5	5.117%	4/10/37	AAA	166,005

1,932	Hertz Vehicle Financing LLC Series 2009	4.260%	3/25/14	Aaa	1,942,245

3,750	Holmes Master Issuer PLC, Residential Mortgage Pool, Series 2012-1A, 144A	1.990%	10/15/54	AAA	3,839,344

1,000	Home Loan Servicing Solutions, HLSS Servicer Advance Receivables Backed Notes 2012-T2	1.340%	10/15/43	AAA	1,002,500

500	Home Loan Servicing Solutions, HLSS Servicer Advance Receivables Backed Notes 2012-T2	4.940%	10/15/45	BBB	506,500

571	Hyundai Auto Receivables Trust 2012-B	0.293%	7/15/13	A-1+	570,762

968	IMC Home Mortgage Company, Home Equity Loan Pass-Through Certificates, Series 1998-3	7.220%	8/20/29	AA–	895,267

357	IndyMac INDX Mortgage Loan Trust, Pass-Through Certificates, Series 2005-AR1	2.680%	3/25/35	BBB+	333,619

4,078	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C1	3.853%	6/15/43	Aaa	4,333,091

3,494	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C2 A1	2.749%	11/15/43	AAA	3,656,024

5,940	JPMorgan Chase Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C4	1.525%	7/17/46	AAA	6,015,139

2,758	Merrill Lynch Mortgage Investors Inc., C-BASS Mortgage Loan Asset Backed Certificates Series 2004-CB8	4.658%	12/25/31	AAA	2,839,406

1,269	Merrill Lynch Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C1 A2	5.683%	5/12/39	AAA	1,275,866

975	Morgan Stanley ABS Capital I Inc., Mortgage Pass-Through Certificates, Series 2007-NC2	0.320%	2/25/37	B3	851,296

1,248	Morgan Stanley Capital I Inc Trust, Mortgage Pass-Through Certificates, Series 2006-NC2	0.390%	2/25/36	B–	1,179,097

3,373	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C1	2.602%	9/15/47	AAA	3,473,666

249	Mortgage Asset Securitization Transaction Inc., Alternative Loan Trust Mortgage Pass-Through Certificates, Series 2004-13	8.000%	1/25/35	B–	257,195

1,685	Mortgage Asset Securitization Transaction Inc., Adjustable Rate Mortgage Pass-Through Certificates, Series 2003-5	2.326%	11/25/33	AAA	1,575,142

2,371	Mortgage Equity Conversion Asset Trust 2010-1A	4.000%	7/25/60	AA	2,276,198

5,000	Motel 6 Trust 2012-MTL6	1.948%	10/07/25	AAA	5,037,360

2,000	Motor Plc 12A A1C	1.286%	2/25/20	Aaa	2,005,666

1,312	National Credit Union Administration, Guaranteed Notes Series 2011-R1	0.663%	1/08/20	Aaa	1,312,744

1,042	National Credit Union Administration Guaranteed Structured Collateral Notes	2.900%	10/29/20	Aaa	1,110,737

1,481	National Credit Union Administration, Guaranteed Notes, Series 2010-R1	1.840%	10/07/20	Aaa	1,505,416

1,871	Newcastle Investment Trust, Manufactured Housing Contracts and Loans, Series 2010-MH1	4.500%	7/10/35	AAA	1,909,570

2,840	Newcastle Investment Trust, Manufactured Housing Loans, Series 2011-MH1	2.450%	12/10/33	AAA	2,908,282

4,100	Nissan Auto Lease Trust, Series 2011-B	0.920%	2/16/15	Aaa	4,116,519

Nuveen Investments	87

Portfolio of Investments (Unaudited)

Nuveen Short Term Bond Fund (continued)

December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$5,140	Park Place Securities Inc., Asset Backed Pass-Through Certificates Series 2005- WCH1	0.730%	2/25/35	AA	$5,038,965

264	PSE&G Transition Funding LLC Bonds, Series 2001-1	6.610%	6/15/15	AAA	269,024

503	RBSSP Resecuritization Trust 2009-10	0.310%	3/26/37	N/R	502,397

49	RBSSP Resecuritization Trust 2009-8	0.350%	3/26/37	Aaa	48,575

1,970	RBSSP Resecuritization Trust 2010-10	0.340%	9/26/36	N/R	1,728,723

4,973	RBSSP Resecuritization Trust, Series 2012-8 1A1	0.370%	10/28/36	N/R	4,487,010

11	Rialto Real Estate, Multipurpose Mortgage Loan Backed Pool, Series 2012 LT1A	4.750%	2/15/25	Baa3	10,523

4,750	Santander Drive Auto Receivables Trust, Series 2011-1	1.280%	1/15/15	Aaa	4,764,459

488	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	2.700%	2/20/47	CCC	418,699

2,500	SMA Issuer LLC 2012-LV1	3.500%	8/20/25	Baa3	2,514,585

5,548	SMART Trust, Asset Backed Securities, Series 2011-1USA	1.059%	10/14/14	Aaa	5,559,929

3,680	Springleaf Mortgage Loan Trust 2011-1	4.050%	1/25/58	AAA	3,788,344

2,884	Springleaf Mortgage Loan Trust, Series 2012-3 A	1.570%	12/25/59	AAA	2,899,916

5,423	Stanwich Mortgage Loan Trust, Series 2012-NPL5	2.981%	10/16/42	N/R	5,431,497

169	Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-11	2.758%	8/25/34	Ba3	167,629

906	Thornburg Mortgage Securities Trust, Mortgage Loan Pass-Through Certificates, Series 2007-4	6.107%	9/25/37	BBB+	927,029

757	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates Series 2005-P10A	4.638%	2/10/15	Aaa	800,554

1,696	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2005-10B	4.940%	8/10/15	Aaa	1,787,513

505	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2006-10A	5.408%	2/10/16	Aaa	536,192

287	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2007-10A	5.459%	2/10/17	Aaa	315,521

4,669	UBS-Barclays Commercial Mortgage Trust 2012-C2	1.006%	5/11/63	Aaa	4,708,645

4,402	Vornado DP LLC Commercial Mortgage Credit Tenant Lease Series 2010-VNO	2.970%	9/14/28	AAA	4,677,859

2,112	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHl8	0.289%	6/15/20	Aaa	2,078,022

4,697	Walter Investment Management Company Capital Trust, Series 2012-AA	4.549%	10/16/50	BBB	4,695,740

732	Washington Mutual Mortgage Securities Corporation. Mortgage Pass-Through Certificates, Series 2005-AR14	2.531%	12/25/35	BBB	730,232

878	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-through Certificate Series 2007-2	5.750%	3/25/37	Caa1	818,791

164	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2006-3	5.500%	3/25/36	B2	165,587

1,378	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2006-AR14	2.636%	10/25/36	Caa2	1,161,724

36	Wells Fargo Mortgage Backed Securities, 2005-AR16 Class 3A2	2.663%	10/25/35	BBB–	35,961

5,359	Wells Fargo-RBS Commercial Mortgage Trust Series 2012-C9	0.673%	11/17/45	Aaa	5,358,496

3,432	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3	1.988%	3/17/44	Aaa	3,506,479

3,334	WF-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C2	2.501%	2/18/44	Aaa	3,417,631

950	World Omni Auto Receivables Trust, Series 2010-A	2.210%	5/15/15	AAA	958,929
$361,299	Total Asset-Backed and Mortgage-Backed Securities (cost $360,580,610)				366,101,566

88	Nuveen Investments

Principal Amount (000) (5)	Description (1)	Coupon		Maturity	Ratings (2)	Value
	SOVEREIGN DEBT – 1.5%

	Canada – 1.0%

8,000 CAD	Province of Ontario	3.250%		9/08/14	Aa2	$8,303,046
	Mexico – 0.5%

510 MXN	United Mexican States	9.500%		12/18/14	A–	4,294,423
	Total Sovereign Debt (cost $13,034,217)					12,597,469

Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (2)	Value
	STRUCTURED NOTES – 0.2%

$1,750	FDIC Structured Sales Guaranteed Notes, Series 2010-L1A	0.000%		10/25/13	Aaa	$1,746,693
$1,750	Total Structured Notes (cost $1,719,335)					1,746,693

Shares	Description (1)					Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 5.2%

	Money Market Funds – 5.2%

44,787,611	Mount Vernon Securities Lending Prime Portfolio, 0.267% (6), (7)					$44,787,611
	Total Investments Purchased with Collateral from Securities Lending (cost $44,787,611)					44,787,611

Shares/ Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (2)	Value
	SHORT-TERM INVESTMENTS – 1.6%

	Money Market Funds – 1.4%

11,794,970	First American Treasury Obligations Fund, Class Z	0.000%	(6)	N/A	N/A	$11,794,970
	U.S. Government and Agency Obligations – 0.2%

475	U.S. Treasury Bills	0.038%		2/07/13	Aaa	474,986

1,185	U.S. Treasury Bills	0.033%		3/07/13	Aaa	1,184,931

$1,660	Total U.S. Government and Agency Obligations					1,659,917
	Total Short-Term Investments (cost $13,454,552)					13,454,887
	Total Investments (cost $892,695,433) – 105.3%					909,981,567
	Other Assets Less Liabilities – (5.3)%					(45,480,896)
	Net Assets – 100%					$864,500,671

Investments in Derivatives as of December 31, 2012

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Note	Short	(88)	3/13	$(19,401,250)	$(6,985)
U.S. Treasury 5-Year Note	Short	(379)	3/13	(47,152,930)	44,367
U.S. Treasury 10-Year Note	Short	(162)	3/13	(21,510,563)	54,259
				$(88,064,743)	$91,641

Nuveen Investments	89

Portfolio of Investments (Unaudited)

Nuveen Short Term Bond Fund (continued)

December 31, 2012

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All Percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $43,750,685.

(4)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

(5)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(6)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(7)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

I/O	Interest only security.

MDR	Denotes investment is subject to dollar roll transactions.

N/A	Not applicable.

N/R	Not rated.

P/O	Principal only security.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

CAD	Canadian Dollar

MXN	Mexican Peso

See accompanying notes to financial statements.

90	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Strategic Income Fund

December 31, 2012

Shares	Description (1)				Value

	COMMON STOCKS – 0.0%

	Building Products – 0.0%

50	Dayton Superior Class A, (2), (15)				$2,839

55	Dayton Superior Class 1, (2), (15)				3,154
	Total Common Stocks (cost $20,079)				5,993

Shares	Description (1)	Coupon		Ratings (3)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 4.3%

	Capital Markets – 0.3%

1,000,000	Dresdner Funding Trust I, 144A, (5)	8.151%		Ba2	$980,500

47,500	Goldman Sachs Group Inc., (4), (5)	1.063%		BB+	982,775
	Total Capital Markets				1,963,275
	Commercial Banks – 1.3%

1,330,000	Barclays Bank PLC, (5)	4.750%		BBB	1,338,602

118,392	PNC Financial Services	6.125%		BBB	3,280,642

1,500,000	RBS Capital Trust, (4), (5)	5.512%		BB	1,177,500

75,250	Regions Financial Corporation	6.375%		BB	1,859,428

14,000	Royal Bank of Scotland Group PLC, Series L	5.750%		BB	309,680
	Total Commercial Banks				7,965,852
	Consumer Finance – 0.4%

750	Ally Financial Inc., (5)	7.000%		B3	736,617

83,000	Discover Financial Services, (5)	6.500%		BB	2,095,750
	Total Consumer Finance				2,832,367
	Diversified Financial Services – 0.3%

28,000	Citigroup Capital Trust XI	6.000%		BB	695,800

1,500,000	Citigroup Inc., (5)	5.950%		BB	1,518,750
	Total Diversified Financial Services				2,214,550
	Insurance – 1.8%

84,500	Aspen Insurance Holdings Limited	7.401%		BBB–	2,218,125

73,140	Endurance Specialty Holdings Limited	7.500%		BBB–	1,949,912

100,000	Hartford Financial Services Group Inc.	7.875%		BB+	2,871,000

1,705,000	Liberty Mutual Group, 144A, (5)	7.000%		Baa3	1,694,344

100,000	Reinsurance Group of America Inc.	6.200%		BBB	2,711,000
	Total Insurance				11,444,381
	IT Services – 0.1%

575,000	Zayo Escrow Corporation, (5)	8.125%		B1	639,688
	Thrifts & Mortgage Finance – 0.1%

217,000	Federal National Mortgage Association	4.536%		Ca	362,390
	Total $25 Par (or similar) Preferred Securities (cost $30,474,629)				27,422,503

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 70.0%

	Aerospace & Defense – 0.5%

$2,140	Exelis, Inc.	5.550%	10/01/21	BBB+	$2,335,386

950	Huntington Ingalls Industries Inc.	7.125%	3/15/21	BB	1,033,125
3,090	Total Aerospace & Defense				3,368,511

Nuveen Investments	91

Portfolio of Investments (Unaudited)

Nuveen Strategic Income Fund (continued)

December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Airlines – 1.4%

$955	Air Canada, 144A, (4)	9.250%	8/01/15	B+	$997,975

1,110	American West Airlines Pass-Through Certificates, Series 2001-1	8.057%	1/02/22	BBB	1,189,955

1,760	Delta Air Lines Pass-Through Certificates Series 2012-1A	4.750%	5/07/20	A–	1,883,200

975	Delta Air Lines Pass-Through Certificates, Series 2012-1B	6.875%	5/07/19	BB	1,015,219

995	Northwest Airlines Trust Pass-Through Certificates 2007-1	7.027%	11/01/19	BBB	1,106,115

2,274	United Airlines Pass-Through Trust, Series 2007	6.636%	1/02/24	Baa3	2,444,825
8,069	Total Airlines				8,637,289
	Auto Components – 0.6%

1,105	American & Axle Manufacturing Inc., (4)	6.625%	10/15/22	B	1,121,575

1,210	Dana Holding Corporation	6.500%	2/15/19	BB	1,291,675

1,250	Pittsburgh Glass Works LLC, 144A	8.500%	4/15/16	B+	1,150,000
3,565	Total Auto Components				3,563,250
	Automobiles – 0.3%

1,775	Chrysler GP/CG Company	8.000%	6/15/19	B	1,934,750
	Beverages – 0.8%

1,560	Pernod-Ricard SA, 144A	5.750%	4/07/21	BBB–	1,865,958

3,280	SABMiller Holdings Inc., 144A	3.750%	1/15/22	BBB+	3,541,846
4,840	Total Beverages				5,407,804
	Biotechnology – 0.6%

1,845	Sinopec Group Overseas Development 2012, 144A	3.900%	5/17/22	Aa3	1,992,895

1,795	STHI Holding Corporation, 144A	8.000%	3/15/18	B	1,943,088
3,640	Total Biotechnology				3,935,983
	Building Products – 1.0%

2,000	Nortek Inc.	8.500%	4/15/21	B	2,220,000

1,490	Owens Corning Incorporated	4.200%	12/15/22	BBB–	1,515,308

1,250	Roofing Supply Group LLC Finance, 144A, (4)	10.000%	6/01/20	B3	1,400,000

1,000	USG Corporation	9.750%	1/15/18	B–	1,132,500
5,740	Total Building Products				6,267,808
	Capital Markets – 4.4%

8,030	Goldman Sachs Group, Inc.	6.000%	6/15/20	A	9,541,342

1,890	Goldman Sachs Group, Inc.	5.250%	7/27/21	A	2,154,555

8,950	Morgan Stanley, (4)	4.875%	11/01/22	BBB+	9,266,776

4,625	Morgan Stanley	6.625%	4/01/18	A	5,450,909

1,410	UBS AG Stamford	4.875%	8/04/20	A	1,638,378
24,905	Total Capital Markets				28,051,960
	Chemicals – 2.3%

1,625	Braskem Finance Limited, 144A, (4)	5.750%	4/15/21	BBB–	1,710,313

3,355	Eastman Chemical Company, (4)	3.600%	8/15/22	BBB	3,513,769

1,000	Hexion US Finance Corporation	8.875%	2/01/18	B3	1,027,500

1,915	Incitec Pivot Finance, 144A	6.000%	12/10/19	BBB	2,195,337

1,285	Ineos Finance PLC, 144A	7.500%	5/01/20	B+	1,346,038

1,000	Mexichem SAB de CV, 144A	4.875%	9/19/22	BBB–	1,077,500

1,175	Omonva Solutions Inc.	7.875%	11/01/18	B2	1,211,719

225	Rhodia SA, 144A	6.875%	9/15/20	BBB+	253,603

750	Sinochem Overseas Capital Limited	4.500%	11/12/20	Baa1	806,663

92	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Chemicals (continued)

$925	Taminco Global Chemical Corporation, 144A	9.750%	3/31/20	B–	$1,012,875

665	Tronox Finance LLC, 144A	6.375%	8/15/20	BB–	671,650
13,920	Total Chemicals				14,826,967
	Commercial Banks – 2.8%

1,330	Banco Bradesco S.A. Grand Cayman, 144A	4.125%	5/16/16	Baa1	1,402,485

2,000	Bancolombia SA	5.950%	6/03/21	Baa2	2,310,000

1,000	BBVA Bancomer SA Texas, 144A	4.500%	3/10/16	A2	1,062,500

2,360	HSBC Holdings PLC	6.800%	6/01/38	A+	3,018,121

1,230	ING Bank NV, 144A	3.750%	3/07/17	A+	1,307,207

1,465	Rabobank Nederland	3.875%	2/08/22	Aa2	1,576,522

1,630	Royal Bank of Scotland	6.125%	12/15/22	BBB–	1,720,436

2,120	Russian Agricultural Bank, 144A	7.750%	5/29/18	Baa1	2,525,450

1,425	Sovereign Bank	8.750%	5/30/18	Baa2	1,677,908

1,000	VTB Bank Capital SA, 144A	6.000%	4/12/17	BBB+	1,081,000
15,560	Total Commercial Banks				17,681,629
	Commercial Services & Supplies – 1.8%

1,355	313 Group Incorporated, 144A	6.375%	12/01/19	B1	1,343,144

1,000	Casella Waste Systems Inc.	7.750%	2/15/19	B–	950,000

1,340	Ceridian Corporation, 144A, (4)	8.875%	7/15/19	B1	1,453,900

1,450	Clean Harbors Inc., (4)	5.250%	8/01/20	BB+	1,511,625

1,000	Covanta Energy Corporation, Synthetic Letter of Credit	6.375%	10/01/22	BB	1,085,969

1,000	R.R. Donnelley & Son Company, (4)	7.625%	6/15/20	BB	960,000

750	GDR Holding II Corporation, 144A	10.750%	6/01/19	B	751,875

3,450	International Lease Finance Corporation	5.875%	4/01/19	BBB–	3,636,297
11,345	Total Commercial Services & Supplies				11,692,810
	Communications Equipment – 0.6%

1,150	Goodman Networks Inc., 144A	12.125%	7/01/18	B	1,259,250

1,300	IntelSat Jackson Holdings	7.250%	4/01/19	B	1,397,500

950	Nokia Corporation, (4)	5.375%	5/15/19	BB–	904,875
3,400	Total Communications Equipment				3,561,625
	Computers & Peripherals – 0.6%

645	Hewlett Packard Company, (4)	4.650%	12/09/21	A–	647,509

1,125	NCR Corporation, 144A	5.000%	7/15/22	BB	1,143,281

1,620	Seagate HDD Cayman, (4)	7.000%	11/01/21	BB+	1,737,450
3,390	Total Computers & Peripherals				3,528,240
	Construction & Engineering – 0.2%

1,100	Odebrecht Finance Limited, 144A	5.125%	6/26/22	BBB–	1,193,500
	Construction Materials – 0.3%

450	Cemex SAB de CV, 144A, (4)	9.000%	1/11/18	B+	487,125

1,150	China Shanshui Cement Group Limited, 144A, (4)	10.500%	4/27/17	BB–	1,316,750
1,600	Total Construction Materials				1,803,875
	Consumer Finance – 1.4%

1,615	Capital One Bank	8.800%	7/15/19	Baa1	2,186,867

1,715	Discover Financial Services	5.200%	4/27/22	BBB	1,952,896

1,215	Ford Motor Credit Company	6.625%	8/15/17	Baa3	1,419,686

Nuveen Investments	93

Portfolio of Investments (Unaudited)

Nuveen Strategic Income Fund (continued)

December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Consumer Finance (continued)

$1,845	Ford Motor Credit Company, (4)	4.250%	9/20/22	Baa3	$1,950,875

1,500	Nationstar Mortgage LLC Capital Corporation, 144A, (4)	9.625%	5/01/19	B+	1,680,000
7,890	Total Consumer Finance				9,190,324
	Containers & Packaging – 0.8%

605	Ardagh Packaging Finance PLC, 144A	7.375%	10/15/17	Ba3	657,938

1,000	Ardagh Packaging Finance PLC, 144A	7.375%	10/15/17	Ba3	1,086,250

1,350	Reynolds Group	7.125%	4/15/19	B+	1,451,250

2,000	Rock-Tenn Company, 144A	3.500%	3/01/20	BBB–	2,052,788
4,955	Total Containers & Packaging				5,248,226
	Diversified Financial Services – 5.9%

2,115	Bank of America Corporation	5.750%	12/01/17	A	2,465,233

7,400	Bank of America Corporation	5.875%	1/05/21	A	8,859,879

2,765	Citigroup Inc.	6.125%	8/25/36	BBB+	3,013,510

300	Citigroup Inc.	6.875%	3/05/38	A	394,937

805	CNH Capital LLC	6.250%	11/01/16	BB	887,513

2,885	Countrywide Financial Corporation, Convertible Bond, 144A	6.250%	5/15/16	BBB+	3,166,885

1,000	General Electric Capital Corporation, (4)	5.300%	2/11/21	AA	1,160,782

2,545	General Electric Capital Corporation	6.875%	1/10/39	AA+	3,459,416

1,280	JPMorgan Chase & Company	4.350%	8/15/21	A+	1,431,343

8,515	JPMorgan Chase & Company	4.500%	1/24/22	A+	9,632,483

2,280	JPMorgan Chase & Company	6.400%	5/15/38	A+	3,056,292
31,890	Total Diversified Financial Services				37,528,273
	Diversified Telecommunication Services – 1.7%

2,050	AT&T, Inc.	5.550%	8/15/41	A2	2,460,254

2,780	Brasil Telecom SA, 144A, (4)	5.750%	2/10/22	BBB	2,898,150

1,130	CyrusOne LP Finance, 144A	6.375%	11/15/22	B+	1,178,025

1,355	Frontier Communications Corporation, (4)	8.500%	4/15/20	BB+	1,558,250

2,360	Qwest Corporation	6.750%	12/01/21	BBB–	2,765,842
9,675	Total Diversified Telecommunication Services				10,860,521
	Electric Utilities – 2.2%

2,030	APT Pipelines Limited, 144A, (4)	3.875%	10/11/22	BBB	2,021,569

1,485	Comision Federal de Electricidad of the United States of Mexcio, 144A	4.875%	5/26/21	Baa1	1,681,763

1,150	Energy Future Intermediate Holding Company LLC, (4)	10.000%	12/01/20	B	1,296,625

3,145	Exelon Generation Co. LLC, 144A	4.250%	6/15/22	Baa1	3,270,118

2,230	FirstEnergy Solutions Corporation	6.050%	8/15/21	BBB	2,552,275

2,630	MidAmerican Energy Holdings Company	6.125%	4/01/36	BBB+	3,319,957
12,670	Total Electric Utilities				14,142,307
	Electronic Equipment & Instruments – 0.3%

845	Avnet Inc.	5.875%	6/15/20	BBB–	920,845

1,090	Ingram Micro Inc.	5.250%	9/01/17	BBB–	1,183,733
1,935	Total Electronic Equipment & Instruments				2,104,578
	Energy Equipment & Services – 2.2%

1,985	Diamond Offshore Drilling Inc.	5.700%	10/15/39	A–	2,546,487

325	Ensco PLC	4.700%	3/15/21	BBB+	365,741

1,590	Nabors Industries Inc., (4)	5.000%	9/15/20	BBB	1,727,756

94	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Energy Equipment & Services (continued)

$750	NGPL PipeCo LLC	7.119%	12/15/17	Ba3	$817,500

1,195	Offshore Group Investment Limited, 144A	7.500%	11/01/19	B–	1,206,950

1,380	Precision Drilling Corporation, (4)	6.500%	12/15/21	Ba1	1,469,700

1,100	Seadrill Limited, 144A	5.625%	9/15/17	N/R	1,091,750

1,000	Transocean Inc.	6.375%	12/15/21	BBB–	1,215,308

1,800	Transocean Inc.	3.800%	10/15/22	BBB–	1,844,878

1,385	Weatherford International Limited	7.000%	3/15/38	Baa2	1,598,678
12,510	Total Energy Equipment & Services				13,884,748
	Food & Staples Retailing – 0.1%

750	Supervalu Inc., (4)	8.000%	5/01/16	B–	714,375
	Food Products – 1.0%

1,300	BRF Brasil Foods SA, 144A, (4)	5.875%	6/06/22	BBB–	1,433,250

1,105	JBS USA LLC	7.250%	6/01/21	BB	1,107,763

700	MHP SA, 144A	10.250%	4/29/15	B	736,750

1,250	Mriya Agro Holding PLC, 144A	10.950%	3/30/16	B	1,268,750

1,790	Tyson Foods	4.500%	6/15/22	BBB	1,937,704
6,145	Total Food Products				6,484,217
	Gas Utilities – 0.4%

1,032	AmeriGas Finance LLC, (4)	6.750%	5/20/20	Ba2	1,132,620

25	Ferrellgas LP	6.500%	5/01/21	B2	24,750

1,050	Suburban Propane Partners LP	7.500%	10/01/18	BB–	1,131,375
2,107	Total Gas Utilities				2,288,745
	Health Care Equipment & Supplies – 0.2%

1,005	Biomet Inc., 144A	6.500%	8/01/20	B–	1,067,813
	Health Care Providers & Services – 1.4%

1,440	Amsurg Corporation, 144A	5.625%	11/30/20	Ba3	1,497,600

1,390	Community Health Systems, Inc.	8.000%	11/15/19	B	1,504,675

1,225	HCA Holdings Inc., (4)	7.750%	5/15/21	B–	1,329,125

1,600	Kindred Healthcare Inc., Term Loan, (4)	8.250%	6/01/19	B–	1,556,000

1,000	Tenet Healthcare Corporation, 144A	6.750%	2/01/20	B–	1,030,000

1,575	UnitedHealth Group Incorporated	6.875%	2/15/38	A	2,162,708
8,230	Total Health Care Providers & Services				9,080,108
	Hotels, Restaurants & Leisure – 0.7%

1,000	Graton Economic Development Authority, 144A	9.625%	9/01/19	B	1,071,250

775	Shearer’s Foods LLC, 144A	9.000%	11/01/19	B	813,750

2,300	Wyndham Worldwide Corporation	5.750%	2/01/18	BBB–	2,570,972
4,075	Total Hotels, Restaurants & Leisure				4,455,972
	Household Durables – 0.6%

1,250	Beazer Homes USA, Inc.	6.875%	7/15/15	CCC+	1,253,125

500	Beazer Homes USA, Inc., (4)	9.125%	6/15/18	CCC+	521,250

1,000	K. Hovnanian Enterprises Inc., 144A, (4)	9.125%	11/15/20	Caa2	1,060,000

155	MDC Holdings Inc.	5.625%	2/01/20	Baa3	169,289

1,000	Taylor Morrison Monarch Communities	7.750%	4/15/20	BB–	1,060,000
3,905	Total Household Durables				4,063,664

Nuveen Investments	95

Portfolio of Investments (Unaudited)

Nuveen Strategic Income Fund (continued)

December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Independent Power Producers & Energy Traders – 0.8%

$2,010	Constellation Energy Group	5.150%	12/01/20	BBB+	$2,297,671

1,464	GenOn Energy	9.500%	10/15/18	B	1,727,520

1,200	NRG Energy Inc.	7.875%	5/15/21	BB	1,332,000
4,674	Total Independent Power Producers & Energy Traders				5,357,191
	Insurance – 2.6%

2,475	AFLAC Insurance	6.450%	8/15/40	A–	3,130,058

2,510	Allied World Assurance Holdings Limited	7.500%	8/01/16	A–	2,965,613

2,645	Hartford Financial Services Group Inc.	6.000%	1/15/19	BBB	3,080,547

1,370	Liberty Mutual Group Inc., 144A	4.950%	5/01/22	Baa2	1,493,145

1,055	Lincoln National Corporation	8.750%	7/01/19	A–	1,410,847

1,498	Lincoln National Corporation	4.200%	3/15/22	A–	1,607,117

840	Pacific LifeCorp.	6.000%	2/10/20	BBB+	937,666

1,830	UnumProvident Corporation, (4)	5.625%	9/15/20	BBB	2,090,921
14,223	Total Insurance				16,715,914
	IT Services – 0.6%

2,395	Computer Sciences Corporation, (4)	4.450%	9/15/22	BBB	2,501,211

1,400	First Data Corporation, (4)	6.750%	11/01/20	BB–	1,414,000

150	First Data Corporation, (4)	8.750%	1/15/22	B–	153,375
3,945	Total IT Services				4,068,586
	Machinery – 0.3%

1,640	Terex Corporation, (4)	6.000%	5/15/21	B+	1,726,100
	Marine – 0.4%

1,500	OSX Leasing BV, 144A	9.250%	3/20/15	N/R	1,546,875

1,360	Navios Maritime Acquisition Corporation, (4)	8.625%	11/01/17	B	1,275,000
2,860	Total Marines				2,821,875
	Media – 4.0%

1,790	Comcast Corporation	6.400%	5/15/38	BBB+	2,287,117

1,935	DIRECTV Holdings LLC	5.200%	3/15/20	BBB	2,195,865

750	LIN Television Corporation	8.375%	4/15/18	B–	821,250

1,250	Nara Cable Funding Limited, 144A	8.875%	12/01/18	BB–	1,271,875

2,515	NBC Universal Media LLC	4.375%	4/01/21	BBB+	2,825,205

1,425	NBC Universal Media LLC	2.875%	1/15/23	BBB+	1,431,063

2,750	News America Holdings Inc.	6.650%	11/15/37	BBB+	3,553,531

1,515	Time Warner Cable Inc.	5.875%	11/15/40	BBB	1,765,272

1,500	Time Warner Inc.	4.750%	3/29/21	BBB	1,723,817

1,750	Time Warner Inc.	6.100%	7/15/40	BBB	2,118,757

2,306	Viacom Inc.	4.375%	3/15/43	BBB+	2,268,426

2,085	Vivendi SA, 144A	4.750%	4/12/22	BBB	2,166,169

1,150	WMG Acquisition Group, 144A	6.000%	1/15/21	Ba2	1,213,250
22,721	Total Media				25,641,597
	Metals & Mining – 6.0%

4,180	Alcoa Inc., (4)	5.400%	4/15/21	BBB–	4,350,594

2,690	Anglogold Holdings PLC	6.500%	4/15/40	Baa2	2,768,607

4,305	ArcelorMittal, (4)	6.500%	2/25/22	BB+	4,518,162

750	Bumi Investment PTE Limited, 144A	10.750%	10/06/17	B+	663,750

96	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Metals & Mining (continued)

$4,380	Cliffs Natural Resources Inc., (4)	4.800%	10/01/20	BBB–	$4,352,848

1,100	FMG Resources, 144A	6.000%	4/01/17	BB+	1,122,000

1,500	Fosun International Limited, 144A, (4)	7.500%	5/12/16	BB+	1,561,875

1,165	Freeport McMoRan Copper & Gold, Inc., (4)	3.550%	3/01/22	BBB	1,155,419

1,225	IAMGOLD Corproation, 144A	6.750%	10/01/20	BB–	1,194,375

1,350	Inmet Mining Corporation, 144A	8.750%	6/01/20	B+	1,474,875

2,610	Newmont Mining Corporation	3.500%	3/15/22	BBB+	2,691,860

1,460	Taseko Mines Limited	7.750%	4/15/19	B	1,405,250

1,775	Teck Resources Limited	6.125%	10/01/35	BBB	2,017,055

1,140	Teck Resources Limited	6.250%	7/15/41	BBB	1,340,942

1,000	Thompson Creek Metals Company, (4)	9.750%	12/01/17	B1	1,060,000

500	Thompson Creek Metals Company	7.375%	6/01/18	Caa2	410,000

2,410	Vale Overseas Limited	6.875%	11/10/39	A–	3,021,670

1,465	WPE International Cooperatief U.A, 144A, (4)	10.375%	9/30/20	B+	1,259,900

1,765	Xstrata Finance Canada Limited, 144A	6.900%	11/15/37	BBB+	2,104,584
36,770	Total Metals & Mining				38,473,766
	Multiline Retail – 0.6%

1,000	J.C. Penney Corporation Inc.	7.650%	8/15/16	BB–	965,000

995	J.C. Penney Corporation Inc., (4)	5.650%	6/01/20	BB–	863,163

1,840	Macys Retail Holdings Inc., (4)	3.875%	1/15/22	BBB	1,961,199
3,835	Total Multiline Retail				3,789,362
	Oil, Gas & Consumable Fuels – 8.3%

1,250	Alpha Natural Resources Inc., (4)	6.000%	6/01/19	B+	1,150,000

240	Amerada Hess Corporation	7.125%	3/15/33	BBB	320,141

1,870	Anadarko Petroleum Corporation, (4)	6.200%	3/15/40	BBB–	2,306,617

1,570	Athabasca Oil Corporation, 144A	7.500%	11/19/17	B	1,583,542

1,395	Bill Barrett Corporation, (4)	7.000%	10/15/22	BB–	1,436,850

100	Calumet Specialty Products	9.375%	5/01/19	B	108,500

1,225	Calumet Specialty Products	9.375%	5/01/19	B	1,329,125

1,700	Canadian Oil Sands Trust	7.750%	5/15/19	BBB	2,166,325

1,360	Chesapeake Energy Corporation, (4)	9.500%	2/15/15	BB–	1,536,800

630	Crosstex Energy Finance, (4)	8.875%	2/15/18	B+	680,400

500	Deep Drilling 7 & 8 PT	14.250%	3/05/15	N/R	522,515

1,140	Drill Rigs Holdings Inc., 144A	6.500%	10/01/17	B	1,134,300

195	Enbridge Energy Partners LP	5.200%	3/15/20	BBB	219,947

1,400	Everest Acquisition LLC Finance, 144A	7.750%	9/01/22	B	1,484,000

1,100	Halcon Resources Limited Liability Corporation, 144A	9.750%	7/15/20	B3	1,188,000

600	Kinder Morgan Energy Partners LP	6.950%	1/15/38	BBB	789,519

1,000	Kodiak Oil and Gas Corporation	8.125%	12/01/19	B–	1,102,500

1,380	Linn Energy LLC Finance Corporation, 144A	6.250%	11/01/19	B	1,386,900

2,625	Lukoil International Finance, 144A	6.125%	11/09/20	Baa2	3,035,156

1,006	Martin Mid-Stream Partners LP Finance	8.875%	4/01/18	B	1,071,390

1,325	MEG Energy Corportation, 144A	6.375%	1/30/23	BB	1,381,313

1,425	Niska Gas Storage US LLC, (4)	8.875%	3/15/18	B+	1,464,188

1,120	Noble Energy Inc.	4.150%	12/15/21	BBB	1,236,413

Nuveen Investments	97

Portfolio of Investments (Unaudited)

Nuveen Strategic Income Fund (continued)

December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Oil, Gas & Consumable Fuels (continued)

$1,225	Northern Tier Energy LLC, 144A	7.125%	11/15/20	BB–	$1,267,875

1,200	Ocean Rig UDW Inc.	9.500%	4/27/16	CCC+	1,224,000

845	OGX Petroleo e Gas Participacoes SA, 144A, (4)	8.500%	6/01/18	B1	760,500

1,130	Paramount Resources Limited, 144A	7.625%	12/04/19	B	1,136,021

1,250	PBF Holding Company LLC, 144A, (4)	8.250%	2/15/20	BB+	1,346,875

1,000	PetroBakken Energy Limited, 144A, (4)	8.625%	2/01/20	CCC+	1,015,000

1,770	Petrobras International Finance Company	6.875%	1/20/40	A3	2,248,546

1,275	Petro-Canada	6.800%	5/15/38	BBB+	1,738,830

1,400	Plains Exploration & Production Company	6.125%	6/15/19	B1	1,526,000

1,600	Reliance Holdings USA Inc., 144A	5.400%	2/14/22	BBB	1,789,563

500	Rosneft Oil Corporation, 144A	4.199%	3/06/22	Baa1	508,750

1,275	Sabine Pass LNG LP	7.500%	11/30/16	BB+	1,405,688

1,125	Sandridge Energy Inc., (4)	8.125%	10/15/22	B	1,231,875

1,250	SM Energy Company	6.625%	2/15/19	BB	1,318,750

1,445	Southwestern Energy Company	4.100%	3/15/22	BBB–	1,554,326

1,320	United Refining Inc., 144A, (4)	10.500%	2/28/18	B	1,432,200

2,475	Valero Energy Corporation, (4)	6.125%	2/01/20	BBB	3,009,563
48,241	Total Oil, Gas & Consumable Fuels				53,148,803
	Paper & Forest Products – 1.6%

855	Abiti-Bowater Inc.	10.250%	10/15/18	BB	978,975

1,100	Ainsworth Lumber Limited, 144A	7.500%	12/15/17	B	1,152,250

2,615	Domtar Corporation	4.400%	4/01/22	BBB–	2,644,801

1,860	International Paper Company	8.700%	6/15/38	BBB	2,764,410

1,200	Sappi Papier Holding GMBH, 144A	8.375%	6/15/19	BB	1,311,000

1,150	Tembec Industries, Inc., (4)	11.250%	12/15/18	B–	1,219,000

8	Westvaco Corporation	8.200%	1/15/30	BBB	10,555
8,788	Total Paper & Forest Products				10,080,991
	Personal Products – 0.2%

1,000	Albea Beauty Holdings SA, 144A	8.375%	11/01/19	B+	1,055,000
	Pharmaceuticals – 0.5%

1,150	AbbVie Inc., 144A	2.900%	11/06/22	A+	1,171,137

1,200	Sky Growth Holdings Corporation, dba Par Pharmaceuticals, 144A	7.375%	10/15/20	B–	1,194,000

1,080	Valeant Pharmaceuticals International, 144A	6.375%	10/15/20	BB–	1,158,300
3,430	Total Pharmaceuticals				3,523,437
	Real Estate Investment Trust – 1.3%

1,820	HCP Inc.	3.750%	2/01/19	BBB+	1,920,721

1,420	Plum Creek Timberlands LP	4.700%	3/15/21	BBB	1,578,340

2,125	Prologis Inc.	6.875%	3/15/20	Baa2	2,572,402

1,825	Simon Property Group, L.P.	5.650%	2/01/20	A–	2,190,027
7,190	Total Real Estate Investment Trust				8,261,490
	Real Estate Management & Development – 1.3%

1,000	Agile Property Holdings Limited	8.875%	4/28/17	BB	1,075,000

1,500	Country Garden Holding Company, 144A	11.125%	2/23/18	BB–	1,732,500

1,000	Crescent Resources LLC, 144A	10.250%	8/15/17	B	1,055,000

1,000	Kennedy-Wilson Holdings Incorporated, 144A	8.750%	4/01/19	BB–	1,065,000

98	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Real Estate Management & Development (continued)

$1,075	Mattamy Group Corporation, 144A	6.500%	11/15/20	BB	$1,077,688

1,500	Realogy Corporation, 144A	7.625%	1/15/20	B+	1,698,750

750	Shimao Property Holdings Limited	11.000%	3/08/18	BB	865,829
7,825	Total Real Estate Management & Development				8,569,767
	Road & Rail – 0.3%

700	Hertz Corporation, 144A, (4)	6.250%	10/15/22	B	745,500

1,000	Hertz Corporation	7.375%	1/15/21	B	1,100,000
1,700	Total Road & Rail				1,845,500
	Semiconductors & Equipment – 0.3%

1,080	Freescale Semiconductor Inc., (4)	9.250%	4/15/18	B1	1,179,900

840	Intel Corporation, (4)	4.800%	10/01/41	A+	924,510
1,920	Total Semiconductors & Equipment				2,104,410
	Specialty Retail – 0.4%

2,220	O’Reilly Automotive Inc.	4.875%	1/14/21	BBB	2,458,912
	Textiles, Apparel & Luxury Goods – 0.2%

1,220	Jones Group, (4)	6.875%	3/15/19	Ba3	1,268,800
	Thrifts & Mortgage Finance – 0.3%

1,855	WEA Finance LLC, 144A	4.625%	5/10/21	A2	2,077,066
	Tobacco – 1.3%

3,125	Altria Group Inc.	9.950%	11/10/38	Baa1	5,148,247

1,590	Lorillard Tobacco	8.125%	6/23/19	Baa2	2,028,885

1,265	Reynolds American Inc.	3.250%	11/01/22	Baa2	1,270,685
5,980	Total Tobacco				8,447,817
	Transportation Infrastructure – 0.7%

4,025	Asciano Finance Limited, 144A	5.000%	4/07/18	Baa2	4,349,563
	Wireless Telecommunication Services – 0.9%

2,070	American Tower Company	5.050%	9/01/20	Baa3	2,321,403

500	Clearwire Corporation, 144A, (4)	14.750%	12/01/16	B3	686,249

1,450	Digicel Limited, 144A, (4)	7.000%	2/15/20	B1	1,551,499

1,000	Wind Acquisition Finance SA, 144A	7.250%	2/15/18	BB	1,012,499

5,020	Total Wireless Telecommunication Services				5,571,650
$404,763	Total Corporate Bonds (cost $408,891,305)				447,927,469

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CONVERTIBLE BONDS – 0.5%

	Health Care Equipment & Supplies – 0.5%

$3,050	Boston Properties Limited Partnership	4.125%	5/15/21	A–	$3,314,844
$3,050	Total Convertible Bonds (cost $3,055,134)				3,314,844

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CAPITAL PREFERRED SECURITIES – 3.6%

	Capital Markets – 0.2%

$1,495	Goldman Sachs Capital II	4.000%	6/01/43	BB+	$1,167,715

Nuveen Investments	99

Portfolio of Investments (Unaudited)

Nuveen Strategic Income Fund (continued)

December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Commercial Banks – 1.5%

$1,000	BBVA International Preferred Uniperson, (4)	5.919%	N/A (6)	BB–	$810,000

1,000	Credit Agricole, S.A, 144A, (4)	6.637%	N/A (6)	BBB–	869,741

1,170	Rabobank Nederland, 144A	11.000%	N/A (6)	A–	1,582,425

1,000	Societe Generale, 144A, (4)	5.922%	N/A (6)	BBB–	920,010

5,585	Wachovia Capital Trust III	5.570%	N/A (6)	BBB+	5,557,075
9,755	Total Commercial Banks				9,739,251
	Consumer Finance – 0.0%

235	Capital One Capital III Corporation	7.686%	8/01/36	Baa3	235,000
	Diversified Financial Services – 0.9%

5,000	General Electric Capital Corporation	7.125%	N/A (6)	AA–	5,651,450
	Insurance – 1.0%

2,050	Catlin Insurance Company Limited	7.249%	N/A (6)	BBB+	2,044,875

1,620	Lincoln National Corporation	6.050%	4/20/67	BBB	1,613,925

750	XL Capital Ltd, (4)	6.500%	10/15/57	BBB–	701,250

1,860	ZFS Finance USA Trust V	6.500%	5/09/37	A	1,983,225
6,280	Total Insurance				6,343,275
$22,765	Total Capital Preferred Securities (cost $21,341,323)				23,136,691

Principal Amount (000)	Description (1)		Optional Call Provisions (7)	Ratings (3)	Value
	MUNICIPAL BONDS – 0.7%

	Illinois – 0.7%

$3,840	Illinois State, General Obligation Bonds, Taxable Series 2011, 5.877%, 3/01/19		No Opt. Call	A	$4,412,582
$3,840	Total Municipal Bonds (cost $3,840,000)				4,412,582

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 16.1%

$1,676	321 Henderson Receivables LLC., Series 2010-3A	3.820%	12/15/48	Aaa	$1,768,132

2,925	American Home Mortgage Advance Trust, Revovling Pool Receivables, Series SART-3	3.720%	3/13/44	AAA	2,968,875

1,425	American Home Mortgage Advance Trust, Series 2011-SART-1	5.920%	5/10/43	BBB	1,426,781

2,270	AmeriCold LLC Trust, Series 2010	6.811%	1/14/29	A+	2,759,421

3,591	Master RePerforming Loan Trust 2005-1	7.500%	8/25/34	Ba3	3,737,394

3,569	Banc of America Alternative Loan Trust, Pass-Through Certificates, Series 2006-6	6.000%	7/25/46	Caa2	2,949,830

61	Bank of America Alternative Loan Trust, Series 2005-5 2 CB1	6.000%	6/25/35	Caa1	51,597

350	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-4	4.933%	7/10/45	AAA	383,502

289	Citigroup Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-CD4, (4)	5.205%	12/11/49	AAA	292,994

1,319	Commercial Mortgage Pass-Through Certificates, Series2006-CN2A	5.449%	2/05/19	AAA	1,324,323

1,858	Countrywide ABS Asset-Backed Certificate Trust 2007-9	0.340%	6/25/47	B–	1,824,345

569	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2004-24CB	5.000%	11/25/19	B3	571,976

886	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-19CB	6.000%	8/25/36	Caa2	722,482

100	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$771		Countrywide Asset-Backed Certificates Trust, Series 2006-25	0.330%	6/25/47	AAA	$760,866

1,915		Countrywide Hoen Loans, Asset Backed Certificates Series 2007-7	0.370%	10/25/47	AAA	1,851,683

746		Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-2	2.892%	2/25/34	A	741,077

2,221		Countrywide Home Loans Mortgage, Series 2005-27	5.500%	1/25/23	Caa1	2,104,215

297		Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AA+	307,724

474		CS First Boston Mortgage Securities Corporation, Commercial Mortgage Pass- Through Certificates, Series 2004-C1	4.750%	1/15/37	AAA	488,498

1,272		Fannie Mae Mortgage STRIPS 366 25 (I/O)	5.000%	9/01/24	Aaa	115,009

869		Fannie Mae Mortgage Pool AA0005	5.500%	11/01/38	Aaa	944,464

1,363		Fannie Mae Mortgage Pool AA0889	5.500%	12/01/38	Aaa	1,480,674

4,550		Fannie Mae Mortgage Pool AB1959	4.000%	12/01/40	Aaa	4,939,548

4,233		Fannie Mae Mortgage Pool AC1877	4.500%	9/01/39	Aaa	4,574,291

4,676		Fannie Mae Mortgage Pool AH1420	4.000%	1/01/41	Aaa	5,017,551

1,062		Fannie Mae Mortgage Pool AL1187	5.500%	7/01/24	Aaa	1,140,230

5,728		Fannie Mae Mortgage Pool MA0583	4.000%	11/01/40	Aaa	6,146,625

726		Fannie Mae Mortgage Pool 255628	5.500%	2/01/25	Aaa	795,638

2,698		Fannie Mae Mortgage Pool 255956	5.500%	10/01/25	Aaa	2,955,078

586		Fannie Mae Mortgage Pool 256890	6.000%	9/01/37	Aaa	634,033

347		Fannie Mae Mortgage Pool 725205	5.000%	3/01/34	Aaa	377,607

143		Fannie Mae Mortgage Pool 725553	2.164%	9/01/33	Aaa	152,582

516		Fannie Mae Mortgage Pool 725773	5.500%	9/01/34	Aaa	564,558

195		Fannie Mae Mortgage Pool 735060	6.000%	11/01/34	Aaa	217,218

96		Fannie Mae Mortgage Pool 735606	2.144%	5/01/35	Aaa	100,434

202		Fannie Mae Mortgage Pool 745101	6.000%	4/01/32	Aaa	218,869

534		Fannie Mae Mortgage Pool 745324	6.000%	3/01/34	Aaa	596,569

481		Fannie Mae Mortgage Pool 745548	2.314%	1/01/35	Aaa	513,417

145		Fannie Mae Mortgage Pool 824163	5.500%	4/01/35	Aaa	158,983

433		Fannie Mae Mortgage Pool 831377	6.500%	4/01/36	Aaa	489,860

109		Fannie Mae Mortgage Pool 838948	2.100%	8/01/35	Aaa	115,670

379		Fannie Mae Mortgage Pool 843435	5.500%	6/01/33	Aaa	416,644

193		Fannie Mae Mortgage Pool 852909	6.500%	4/01/36	Aaa	217,741

1		Fannie Mae Mortgage Pool 889618	5.500%	5/01/38	Aaa	694

523		Fannie Mae Mortgage Pool 893318	6.500%	8/01/36	Aaa	589,464

75		Fannie Mae Mortgage Pool 905597	5.986%	12/01/36	Aaa	81,152

1,099		Fannie Mae Mortgage Pool 932323	4.500%	12/01/39	Aaa	1,187,219

459		Fannie Mae Mortgage Pool 944340	6.000%	6/01/37	Aaa	502,718

207		Fannie Mae Mortgage Pool 946228	6.071%	9/01/37	Aaa	225,356

—	(8)	Fannie Mae Mortgage Pool 985344	5.500%	7/01/38	Aaa	492

5,995		Fannie Mae TBA Mortgage Pool, (MDR), (WI/DD)	3.000%	TBA	Aaa	6,281,636

1,992		FDIC Structures Sale Guaranteed Notes, Series 2010-S1	0.759%	2/25/48	Aaa	1,995,844

23		Federal Home Loan Mortgage Corporation, Mortgage Pool 1B3220	2.699%	1/01/37	Aaa	24,636

40		Federal Home Loan Mortgage Corporation, Series 2376	5.500%	11/15/16	Aaa	41,932

2,650		Fosse Master Issuer PLC, Residential Mortgage Pool, Series 2011-1A	1.725%	10/19/54	AAA	2,687,343

1,008		Freddie Mac Gold Pool 1K1238	2.375%	7/01/36	Aaa	1,074,451

Nuveen Investments	101

Portfolio of Investments (Unaudited)

Nuveen Strategic Income Fund (continued)

December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$546	Freddie Mac Gold Pool 1L0117	2.670%	10/01/29	Aaa	$562,406

425	Freddie Mac Gold Pool 847240	2.273%	7/01/30	Aaa	455,380

280	Freddie Mac Gold Pool 847411	2.160%	5/01/33	Aaa	298,112

2,234	Freddie Mac Gold Pool 848289	2.366%	5/01/38	Aaa	2,376,171

776	Freddie Mac Mortgage Pool, Various A17212	6.500%	7/01/31	Aaa	911,865

357	Freddie Mac Mortgage Pool, Various H09059	7.000%	8/01/37	Aaa	404,388

48	Freddie Mac Non Gold Participation Certificates	6.245%	12/01/36	Aaa	52,092

1,257	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2006-GG6	5.506%	4/10/38	AAA	1,296,713

2,046	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-1	6.719%	3/25/43	Ba3	1,348,285

1,944	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-4F	5.765%	5/25/35	CC	1,033,011

1,890	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-AR1	3.176%	1/25/35	CC	428,276

344	Government National Mortgage Assocation, Guaranteed REMIC Pass-Through Securities and MX Securities Trust	4.500%	5/16/38	Aaa	358,559

29	Green Tree Financial Corporation, Manufactured Housing Contract Pass-Through Certificates Series 1996-8	8.050%	11/15/26	AAA	29,201

145	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-GG5	5.117%	4/10/37	AAA	145,374

73	GRMT Mortgage Loan Trust 2001-1A	8.272%	7/20/31	A	69,688

1,927	Impac Secured Assets Corporation, Mortgage Pass-Through Certificates, Series 2000-3	8.000%	10/25/30	CCC	1,802,732

410	IndyMac INDX Mortgage Loan Trust, Pass-Through Certificates, Series 2005-AR1	2.680%	3/25/35	BBB+	383,662

1,478	JPMorgan Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-S1	0.490%	6/25/37	CCC	1,157,263

61	LB-UBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C7	5.103%	11/18/30	AAA	60,960

1,406	Lehman Mortgage Trust, Mortgage Pass-Through Certificates, Series 2008-6	5.582%	4/25/38	BB	1,471,392

230	Merrill Lynch Mortgage Investors Inc, Commercial Mortgage Pass-Through Certificates, Series 2006	5.204%	12/12/49	A1	254,284

508	National Credit Union Adminstration Guaranteed Structured Collateral Notes	2.900%	10/29/20	Aaa	541,511

2,880	OBP Depositor LLC Trust, Commercial Mortgage Pass-Through Certificates, Series 2010-OBP	4.646%	7/15/45	AAA	3,379,732

2,645	RBSSP Resecuritization Trust 2010-4	0.320%	3/26/36	A	2,498,942

1,000	RBSSP Resecuritization Trust, Series 2012-8 1A1	0.370%	10/28/36	N/R	901,912

203	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QS12	5.500%	8/25/35	Caa2	177,316

1,126	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2011-1	4.125%	2/25/41	AAA	1,144,241

3,974	Stanwich Mortgage Loan Trust, Series 2012-NPL5	2.981%	10/16/42	N/R	3,980,552

666	Wachovia Mortgage Loan Trust LLC, Mortgage Pass-Through Certificates, Series 2005-B	2.968%	10/20/35	CCC	544,935

591	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2004-RA3	6.499%	8/25/38	AAA	634,901

36	Wells Fargo Mortgage Backed Securties, 2005-AR16 Class 3A2	2.663%	10/25/35	BBB–	36,255
$104,355	Total Asset-Backed and Mortgage-Backed Securities (cost $101,848,130)				103,352,056

102	Nuveen Investments

Shares		Description (1)				Value

		INVESTMENT COMPANIES – 0.2%

36,000		Blackrock Credit Allocation Income Trust IV				$494,280

40,000		CBRE Clarion Global Real Estate Income Fund, (4)				354,400

23,000		NexPoint Credit Strategies Fund, (4)				152,720

16,000		Pioneer Diversified High Income Trust				321,280
		Total Investment Companies (cost $1,173,107)				1,322,680

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (3)	Value
		SOVEREIGN DEBT – 1.5%

		Argentina – 0.5%

$1,200		Province of Buenos Aires, 144A	10.875%	1/26/21	B–	$888,000

1,300		Provincia de Cordoba	12.375%	8/17/17	B–	1,072,500

1,400		Republic of Argentina	8.750%	6/02/17	B	1,239,000
3,900		Total Argentina				3,199,500
		Indonesia – 0.4%

1,830		Republic of Indonesia, 144A	5.875%	3/13/20	Baa3	2,200,575
		South Africa – 0.4%

18,500	ZAR	Republic of South Africa	10.500%	12/21/26	A	2,795,205
		Ukraine – 0.2%

1,250		Republic of Ukraine, 144A, (4)	7.750%	9/23/20	B	1,284,375
		Total Sovereign Debt (cost $9,668,175)				9,479,655

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (3)	Value
		STRUCTURED NOTES – 0.1%

$650		FDIC Structured Sales Guaranteed Notes, Series 2010-L1A	0.000%	10/25/13	Aaa	$648,772
$650		Total Structured Notes (cost $638,610)				648,772

Shares		Description (1)				Value
		INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 11.3%

		Money Market Funds – 11.3%

71,980,668		Mount Vernon Securities Lending Prime Portfolio, 0.267% (10), (11)				$71,980,668
		Total Investments Purchased with Collateral from Securities Lending (cost $71,980,668)				71,980,668

Shares/ Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (3)	Value
		SHORT-TERM INVESTMENTS – 2.9%

		Money Market Funds – 2.6%

16,824,924		First American Treasury Obligations Fund, Class Z	0.000% (10)	N/A	N/A	$16,824,924
		U.S. Government and Agency Obligations – 0.3%

$1,160		U.S. Treasury Bills	0.038%	2/07/13	Aaa	1,159,965

380		U.S. Treasury Bills	0.033%	3/07/13	Aaa	379,978

$1,540		Total U.S. Government and Agency Obligations				1,539,943
		Total Short-Term Investments (cost $18,364,621)				18,364,867
		Total Investments (cost $671,295,781) – 111.2%				711,368,780
		Other Assets Less Liabilities – (11.2)% (12)				(71,685,128)
		Net Assets – 100%				$639,683,652

Nuveen Investments	103

Portfolio of Investments (Unaudited)

Nuveen Strategic Income Fund (continued)

December 31, 2012

Investments in Derivatives as of December 31, 2012

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation) (U.S. Dollars) (12)
Citigroup	Euro	960,000	U.S. Dollar	1,256,394	3/19/13	$(11,644)
Citigroup	Swedish Krona	41,000,000	U.S. Dollar	6,129,925	1/18/13	(171,910)
Citigroup	U.S. Dollar	8,992,755	Australian Dollar	8,700,000	1/16/13	30,489
Citigroup	U.S. Dollar	6,031,541	Swedish Krona	41,000,000	1/18/13	270,294
Citigroup	U.S. Dollar	18,482,631	Canadian Dollar	18,350,000	1/31/13	(47,365)
Citigroup	U.S. Dollar	6,104,014	Turkish Lira	11,000,000	2/04/13	31,603
Citigroup	U.S. Dollar	7,037,979	Norwegian Krone	40,000,000	2/11/13	147,768
Credit Suisse	U.S. Dollar	6,177,797	Chilean Peso	3,000,000,000	1/29/13	61,950
Credit Suisse	U.S. Dollar	12,894,601	Norwegian Krone	73,500,000	2/04/13	312,448
JPMorgan	U.S. Dollar	10,675,182	Mexican Peso	140,400,000	1/31/13	154,036
JPMorgan	U.S. Dollar	6,161,616	South Korean Won	6,710,000,000	2/04/13	91,539
JPMorgan	U.S. Dollar	2,942,769	Indian Rupee	163,000,000	2/11/13	7,123
JPMorgan	U.S. Dollar	6,141,790	Indian Rupee	337,000,000	2/11/13	(42,932)
JPMorgan	U.S. Dollar	7,048,948	New Zealand Dollar	8,500,000	2/15/13	(45,434)
						$787,965

Credit Default Swaps outstanding:

Counterparty	Reference Entity	Buy/Sell Protection (13)	Current Credit Spread (14)	Notional Amount (U.S. Dollars)	Received Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation) (12)
JPMorgan	Markit CDX NA HY19 Index	Sell	4.93%	$15,400,000	5.000%	12/20/17	$72,683	$(21,926)

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation) (12)
Deutsche Bank AG	$33,000,000	Receive	3-Month USD-LIBOR-BBA	1.741%	Semi-Annually	11/08/22	$91,687
JPMorgan	21,000,000	Receive	3-Month USD-LIBOR-BBA	2.113	Semi-Annually	2/21/22	(1,003,133)
							$(911,446)

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Note	Short	(43)	3/13	$(9,480,156)	$(3,413)
U.S. Treasury 10-Year Note	Short	(529)	3/13	(70,241,281)	281,260
U.S. Treasury Long Bond	Short	(1)	3/13	(147,500)	2,700
				$(79,868,937)	$280,547

104	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All Percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant accounting Policies, Investment Valuation for more information.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan at the end of the reporting period was $70,020,297.

(5)	For fair value measurement disclosure purposes, $25 Par (or similar) Preferred Securities classified as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(6)	Perpetual security. Maturity date is not applicable.

(7)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

(8)	Principal Amount (000) rounds to less than $1,000.

(9)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(10)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(11)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

(12)	Other Assets Less Liabilities, includes the Unrealized Appreciation (Depreciation) of certain derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(13)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(14)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.
(15)	Non-income producing; issuer has not declared a dividend within the past twelve months.

I/O	Interest only security.

MDR	Denotes investment is subject to dollar roll transactions.

N/A	Not applicable.

N/R	Not rated.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

ZAR	South African Rand

USD-LIBOR-BBA	United States Dollar–London Inter-Bank Offered Rate British Bankers’ Association.

See accompanying notes to financial statements.

Nuveen Investments	105

Statement of Assets & Liabilities

December 31, 2012 (Unaudited)

	Core Plus Bond	High Income Bond	Inflation Protected Securities
Assets
Long-term investments, at value (cost $662,183,543, $688,735,659 and $355,110,068, respectively)	$717,744,672	$712,403,038	$386,971,440
Investments purchased with collateral from securities lending (at cost, which approximates value)	42,657,376	151,965,838	5,683,511
Short-term investments (cost $28,729,286, $23,573,550 and $5,334,636, respectively)	28,729,915	23,573,550	5,334,680
Cash denominated in foreign currencies (cost $—, $— and $13,192, respectively)	—	—	13,195
Cash	—	10,534	—
Credit default swap premiums paid	—	—	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	—	—
Interest rate swaps	63,903	—	—
Receivables:
Deposits with brokers for open futures contracts	911,000	50,000	116,000
Dividends	59,063	419,503	9,628
Due from broker	183,700	56,092	1,447
Interest	5,432,853	12,786,063	1,749,250
Investments sold	146,529	—	1,870,612
Reclaims	—	—	—
Shares sold	539,418	2,213,603	674,623
Variation margin on futures contracts	198,013	6,531	23,535
Other assets	13,134	8,988	4,324
Total assets	796,679,576	903,493,740	402,452,245
Liabilities
Cash overdraft	4,395	—	—
Unrealized depreciation on:
Credit default swaps	—	—	—
Forward foreign currency exchange contracts	—	—	10,712
Interest rate swaps	—	—	—
Payables:
Collateral from securities lending program	42,657,376	151,965,838	5,683,511
Dividends	1,517,127	2,975,058	331,631
Investments purchased	11,527,450	266,200	—
Shares redeemed	816,639	1,948,967	431,246
Variation margin on futures contracts	2,686	—	9,922
Accrued expenses:
Management fees	258,541	397,689	151,210
Directors fees	15,763	11,648	5,764
12b-1 distribution and service fees	23,074	86,864	15,922
Other	168,875	186,379	81,088
Total liabilities	56,991,926	157,838,643	6,721,006
Net assets	$739,687,650	$745,655,097	$395,731,239

See accompanying notes to financial statements.

106	Nuveen Investments

	Core Plus Bond	High Income Bond	Inflation Protected Securities
Class A Shares
Net assets	$85,379,201	$160,288,036	$27,736,965
Shares outstanding	7,150,598	17,626,544	2,314,322
Net asset value per share	$11.94	$9.09	$11.98
Offering price per share (net asset value per share plus maximum sales charge of 4.25%, 4.75% and 4.25%, respectively, of offering price)	$12.47	$9.54	$12.51
Class B Shares
Net assets	$846,756	$1,729,812	N/A
Shares outstanding	71,598	191,160	N/A
Net asset value and offering price per share	$11.83	$9.05	N/A
Class C Shares
Net assets	$4,844,649	$64,661,329	$11,823,378
Shares outstanding	407,565	7,123,919	992,025
Net asset value and offering price per share	$11.89	$9.08	$11.92
Class R3 Shares
Net assets	$380,226	$787,549	$318,045
Shares outstanding	31,696	84,892	26,657
Net asset value and offering price per share	$12.00	$9.28	$11.93
Class I Shares
Net assets	$648,236,818	$518,188,371	$355,852,851
Shares outstanding	54,329,408	56,855,131	29,630,607
Net asset value and offering price per share	$11.93	$9.11	$12.01
Net assets consist of:
Capital paid-in	$689,752,094	$732,540,278	$363,520,944
Undistributed (Over-distribution of) net investment income	(884,456)	(2,095,523)	(643,709)
Accumulated net realized gain (loss)	(5,289,082)	(8,477,995)	946,593
Net unrealized appreciation (depreciation)	56,109,094	23,688,337	31,907,411
Net assets	$739,687,650	$745,655,097	$395,731,239
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001
N/A	– Inflation Protected Securities does not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	107

Statement of Assets & Liabilities (Unaudited) (continued)

December 31, 2012

	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Strategic Income
Assets
Long-term investments, at value (cost $71,631,106, $530,664,101, $834,453,270 and $580,950,492, respectively)	$73,885,929	$555,261,224	$851,739,069	$621,023,245
Investments purchased with collateral from securities lending (at cost, which approximates value)	2,111,694	44,961,790	44,787,611	71,980,668
Short-term investments (cost $447,211, $49,200,641, $13,454,552 and $18,364,621, respectively)	447,211	49,200,968	13,454,887	18,364,867
Cash denominated in foreign currencies (cost $—, $—, $454 and $206,183, respectively)	—	—	336	205,836
Cash	—	—	—	—
Credit default swap premiums paid	—	—	—	94,609
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	—	—	1,107,250
Interest rate swaps	—	—	—	91,687
Receivables:
Deposits with brokers for open futures contracts	54,000	152,000	413,000	680,000
Dividends	—	—	—	93,691
Due from broker	6,545	7,726	13,487	28,737
Interest	338,432	3,240,301	5,020,481	7,339,222
Investments sold	42,287	65,536	95,705	40,530
Reclaims	—	—	—	91,256
Shares sold	53,433	244,909	4,370,798	875,381
Variation margin on futures contracts	12,360	54,097	27,844	92,859
Other assets	1,282	9,733	64,064	10,450
Total assets	76,953,173	653,198,284	919,987,282	722,120,288
Liabilities
Cash overdraft	—	2,538	3,776	123,041
Unrealized depreciation on:
Credit default swaps	—	—	—	21,926
Forward foreign currency exchange contracts	—	—	—	319,285
Interest rate swaps	—	—	—	1,003,133
Payables:
Collateral from securities lending program	2,111,694	44,961,790	44,787,611	71,980,668
Dividends	82,174	733,798	1,078,068	1,642,859
Investments purchased	1,256,792	29,895,343	7,823,438	6,287,256
Shares redeemed	75,893	784,711	1,282,227	601,833
Variation margin on futures contracts	6,896	94,857	5,922	4,476
Accrued expenses:
Management fees	19,611	214,897	261,903	255,442
Directors fees	486	11,774	16,133	12,435
12b-1 distribution and service fees	3,899	5,927	61,409	44,765
Other	20,746	113,596	166,124	139,517
Total liabilities	3,578,191	76,819,231	55,486,611	82,436,636
Net assets	$73,374,982	$576,379,053	$864,500,671	$639,683,652

See accompanying notes to financial statements.

108	Nuveen Investments

	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Strategic Income
Class A Shares
Net assets	$11,572,657	$21,869,810	$131,004,161	$63,720,651
Shares outstanding	1,286,272	2,066,553	13,022,997	5,550,760
Net asset value per share	$9.00	$10.58	$10.06	$11.48
Offering price per share (net asset value per share plus maximum sales charge of 3.00%, 3.00%, 2.25% and 4.25%, respectively, of offering price)	$9.28	$10.91	$10.29	$11.99
Class B Shares
Net assets	N/A	N/A	N/A	$1,931,728
Shares outstanding	N/A	N/A	N/A	169,087
Net asset value and offering price per share	N/A	N/A	N/A	$11.42
Class C Shares
Net assets	$1,550,809	$1,611,614	$43,938,430	$34,433,021
Shares outstanding	172,166	152,940	4,357,850	3,018,114
Net asset value and offering price per share	$9.01	$10.54	$10.08	$11.41
Class R3 Shares
Net assets	$254,219	N/A	$484,102	$2,522,509
Shares outstanding	28,291	N/A	48,082	218,884
Net asset value and offering price per share	$8.99	N/A	$10.07	$11.52
Class I Shares
Net assets	$59,997,297	$552,897,629	$689,073,978	$537,075,743
Shares outstanding	6,664,151	52,426,948	68,489,704	46,789,936
Net asset value and offering price per share	$9.00	$10.55	$10.06	$11.48
Net assets consist of:
Capital paid-in	$78,348,403	$548,428,768	$876,914,371	$641,406,413
Undistributed (Over-distribution of) net investment income	(133,008)	(3,710,434)	(890,741)	7,994,515
Accumulated net realized gain (loss)	(7,097,812)	7,145,672	(28,900,182)	(49,927,040)
Net unrealized appreciation (depreciation)	2,257,399	24,515,047	17,377,223	40,209,764
Net assets	$73,374,982	$576,379,053	$864,500,671	$639,683,652
Authorized shares – per class	2 billion	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001	$0.0001
N/A	– Intermediate Government Bond and Short Term Bond do not offer Class B Shares. Intermediate Term Bond does not offer Class B Shares or Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	109

Statement of Operations (Unaudited)

Six Months Ended December 31, 2012

	Core Plus Bond	High Income Bond	Inflation Protected Securities
Investment Income
Dividend and interest income (net of foreign tax withheld of $—, $14,313 and $—, respectively)	$16,065,458	$27,646,453	$2,511,669
Securities lending income, net	71,822	345,503	24,846
Total investment income	16,137,280	27,991,956	2,536,515
Expenses
Management fees	1,783,602	1,958,914	800,829
12b-1 service fees – Class A	107,660	164,316	30,849
12b-1 distribution and service fees – Class B	4,904	9,192	N/A
12b-1 distribution and service fees – Class C	23,620	278,259	55,224
12b-1 distribution and service fees – Class R3	870	1,808	528
Shareholder servicing agent fees and expenses	181,487	203,147	106,762
Custodian fees and expenses	98,428	87,613	45,272
Directors fees and expenses	11,093	9,594	5,358
Professional fees	30,055	26,443	24,632
Shareholder reporting expenses	41,537	44,590	17,064
Federal and state registration fees	33,888	90,326	35,757
Reorganization expense	—	—	—
Other expenses	11,859	9,386	5,181
Total expenses before fee waiver/expense reimbursement	2,329,003	2,883,588	1,127,456
Fee waiver/expense reimbursement	(158,277)	—	—
Net expenses	2,170,726	2,883,588	1,127,456
Net investment income (loss)	13,966,554	25,108,368	1,409,059
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	7,733,829	7,986,052	3,878,152
Forward foreign currency exchange contracts	—	—	11,963
Futures contracts	(1,503,982)	(73,193)	277,993
Options purchased	(201,554)	—	—
Options written	—	—	—
Swaps	(2,595,121)	—	(391,994)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	16,708,587	28,845,112	3,875,845
Forward foreign currency exchange contracts	—	—	100,125
Futures contracts	1,044,579	8,879	63,041
Swaps	2,487,408	—	348,311
Net realized and unrealized gain (loss)	23,673,746	36,766,850	8,163,436
Net increase (decrease) in net assets from operations	$37,640,300	$61,875,218	$9,572,495
N/A –	Inflation Protected Securities does not offer Class B Shares.

See accompanying notes to financial statements.

110	Nuveen Investments

	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Strategic Income
Investment Income
Dividend and interest income (net of foreign tax withheld of $—, $—, $— and $—, respectively)	$990,902	$7,334,317	$11,775,219	$16,657,609
Securities lending income, net	2,239	53,278	102,784	117,539
Total investment income	993,141	7,387,595	11,878,003	16,775,148
Expenses
Management fees	189,217	1,404,829	1,719,236	1,719,630
12b-1 service fees – Class A	15,281	27,454	145,133	74,628
12b-1 distribution and service fees – Class B	N/A	N/A	N/A	10,368
12b-1 distribution and service fees – Class C	7,832	7,398	207,035	163,976
12b-1 distribution and service fees – Class R3	577	N/A	1,185	5,231
Shareholder servicing agent fees and expenses	23,893	119,548	153,450	129,860
Custodian fees and expenses	24,239	81,486	120,416	95,469
Directors fees and expenses	1,094	8,962	12,738	8,845
Professional fees	18,851	28,470	30,800	34,949
Shareholder reporting expenses	10,364	15,635	42,426	29,881
Federal and state registration fees	25,769	23,922	39,941	46,256
Reorganization expense	—	—	58,185	32,466
Other expenses	3,427	9,137	10,304	10,335
Total expenses before fee waiver/expense reimbursement	320,544	1,726,841	2,540,849	2,361,894
Fee waiver/expense reimbursement	(55,015)	(35,937)	(134,628)	(225,150)
Net expenses	265,529	1,690,904	2,406,221	2,136,744
Net investment income (loss)	727,612	5,696,691	9,471,782	14,638,404
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	380,170	10,996,801	2,317,396	11,773,808
Forward foreign currency exchange contracts	—	—	—	5,048,572
Futures contracts	126,906	(708,270)	(792,007)	(1,014,208)
Options purchased	—	—	—	(69,694)
Options written	—	—	—	(125,856)
Swaps	—	(1,680,438)	(1,225,598)	772,963
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(586,386)	3,763,325	8,769,162	18,572,899
Forward foreign currency exchange contracts	—	—	—	(182,173)
Futures contracts	(9,205)	(45,249)	258,646	591,844
Swaps	—	1,530,864	1,098,152	591,915
Net realized and unrealized gain (loss)	(88,515)	13,857,033	10,425,751	35,960,070
Net increase (decrease) in net assets from operations	$639,097	$19,553,724	$19,897,533	$50,598,474
N/A	– Intermediate Government Bond and Short Term Bond do not offer Class B Shares. Intermediate Term Bond does not offer Class B Shares or Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	111

Statement of Changes in Net Assets (Unaudited)

	Core Plus Bond		High Income Bond
	Six Months Ended 12/31/12	Year Ended 6/30/12	Six Months Ended 12/31/12	Year Ended 6/30/12
Operations
Net investment income (loss)	$13,966,554	$34,479,201	$25,108,368	$44,589,539
Net realized gain (loss) from:
Investments and foreign currency	7,733,829	18,705,021	7,986,052	(13,744,653)
Forward foreign currency exchange contracts	—	—	—	—
Futures contracts	(1,503,982)	(7,955,883)	(73,193)	(67,967)
Options purchased	(201,554)	—	—	—
Options written	—	—	—	—
Swaps	(2,595,121)	(1,725,955)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	16,708,587	9,052,404	28,845,112	(5,098,028)
Forward foreign currency exchange contracts	—	—	—	—
Futures contracts	1,044,579	(1,449,836)	8,879	12,132
Options written	—	—	—	—
Swaps	2,487,408	52,980	—	—
Net increase (decrease) in net assets from operations	37,640,300	51,157,932	61,875,218	25,691,023
Distributions to Shareholders
From net investment income:
Class A	(1,508,054)	(3,053,035)	(5,084,879)	(5,735,501)
Class B	(13,647)	(41,242)	(65,323)	(132,288)
Class C	(66,384)	(117,724)	(1,958,840)	(2,477,744)
Class R3	(5,735)	(12,214)	(27,131)	(33,439)
Class I	(12,999,886)	(32,189,815)	(20,178,055)	(36,583,834)
From accumulated net realized gains:
Class A	(342,229)	—	—	(298,280)
Class B	(3,438)	—	—	(7,773)
Class C	(19,355)	—	—	(148,234)
Class R3	(1,416)	—	—	(1,386)
Class I	(2,627,486)	—	—	(1,460,981)
Decrease in net assets from distributions to shareholders	(17,587,630)	(35,414,030)	(27,314,228)	(46,879,460)
Fund Share Transactions
Fund reorganization	—	—	—	104,870,978
Proceeds from sale of shares	32,751,739	112,240,499	201,169,064	228,987,881
Proceeds from shares issued to shareholders due to reinvestment of distributions	6,463,976	12,143,026	9,312,650	12,427,284
	39,215,715	124,383,525	210,481,714	346,286,143
Cost of shares redeemed	(127,286,028)	(349,839,594)	(107,830,192)	(219,810,557)
Net increase (decrease) in net assets from Fund share transactions	(88,070,313)	(225,456,069)	102,651,522	126,475,586
Net increase (decrease) in net assets	(68,017,643)	(209,712,167)	137,212,512	105,287,149
Net assets at the beginning of period	807,705,293	1,017,417,460	608,442,585	503,155,436
Net assets at the end of period	$739,687,650	$807,705,293	$745,655,097	$608,442,585
Undistributed (Over-distribution of) net investment income at the end of period	$(884,456)	$(257,304)	$(2,095,523)	$110,337

See accompanying notes to financial statements.

112	Nuveen Investments

	Inflation Protected Securities		Intermediate Government Bond
	Six Months Ended 12/31/12	Year Ended 6/30/12	Six Months Ended 12/31/12	Year Ended 6/30/12
Operations
Net investment income (loss)	$1,409,059	$6,886,379	$727,612	$2,239,298
Net realized gain (loss) from:
Investments and foreign currency	3,878,152	8,964,913	380,170	1,568,618
Forward foreign currency exchange contracts	11,963	167,168	—	—
Futures contracts	277,993	60,629	126,906	685,111
Options purchased	—	—	—	—
Options written	—	—	—	—
Swaps	(391,994)	(127,943)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	3,875,845	18,437,020	(586,386)	108,077
Forward foreign currency exchange contracts	100,125	(110,837)	—	—
Futures contracts	63,041	(82,693)	(9,205)	22,105
Options written	—	—	—	—
Swaps	348,311	(44,170)	—	—
Net increase (decrease) in net assets from operations	9,572,495	34,150,466	639,097	4,623,209
Distributions to Shareholders
From net investment income:
Class A	(199,493)	(468,815)	(119,651)	(291,024)
Class B	N/A	N/A	N/A	N/A
Class C	(49,700)	(180,484)	(9,096)	(16,266)
Class R3	(1,437)	(3,148)	(1,944)	(8,188)
Class I	(3,263,357)	(10,662,479)	(716,157)	(2,051,257)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	N/A	N/A	N/A	N/A
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(3,513,987)	(11,314,926)	(846,848)	(2,366,735)
Fund Share Transactions
Fund reorganization	—	—	—	—
Proceeds from sale of shares	71,790,544	148,914,630	4,779,597	12,589,884
Proceeds from shares issued to shareholders due to reinvestment of distributions	560,070	1,571,415	283,958	853,309
	72,350,614	150,486,045	5,063,555	13,443,193
Cost of shares redeemed	(33,269,603)	(98,068,926)	(15,927,945)	(46,188,783)
Net increase (decrease) in net assets from Fund share transactions	39,081,011	52,417,119	(10,864,390)	(32,745,590)
Net increase (decrease) in net assets	45,139,519	75,252,659	(11,072,141)	(30,489,116)
Net assets at the beginning of period	350,591,720	275,339,061	84,447,123	114,936,239
Net assets at the end of period	$395,731,239	$350,591,720	$73,374,982	$84,447,123
Undistributed (Over-distribution of) net investment income at the end of period	$(643,709)	$1,461,219	$(133,008)	$(13,772)
N/A	– Inflation Protected Securities and Intermediate Government Bond do not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	113

Statement of Changes in Net Assets (Unaudited) (continued)

	Intermediate Term Bond		Short Term Bond
	Six Months Ended 12/31/12	Year Ended 6/30/12	Six Months Ended 12/31/12	Year Ended 6/30/12
Operations
Net investment income (loss)	$5,696,691	$18,776,322	$9,471,782	$20,123,049
Net realized gain (loss) from:
Investments and foreign currency	10,996,801	19,955,520	2,317,396	4,661,657
Forward foreign currency exchange contracts	—	—	—	(149,386)
Futures contracts	(708,270)	(1,294,926)	(792,007)	(7,223,699)
Options purchased	—	—	—	—
Options written	—	—	—	—
Swaps	(1,680,438)	(767,968)	(1,225,598)	(2,188,004)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	3,763,325	(2,991,611)	8,769,162	(3,980,585)
Forward foreign currency exchange contracts	—	—	—	92,822
Futures contracts	(45,249)	(132,059)	258,646	458,809
Options written	—	—	—	—
Swaps	1,530,864	(72,804)	1,098,152	(514,179)
Net increase (decrease) in net assets from operations	19,553,724	33,472,474	19,897,533	11,280,484
Distributions to Shareholders
From net investment income:
Class A	(251,984)	(619,682)	(1,255,401)	(2,658,693)
Class B	N/A	N/A	N/A	N/A
Class C	(11,296)	(22,754)	(288,672)	(558,375)
Class R3	N/A	N/A	(4,416)	(6,394)
Class I	(7,572,166)	(18,978,358)	(8,717,589)	(17,689,020)
From accumulated net realized gains:
Class A	(574,722)	(33,008)	—	—
Class B	N/A	N/A	N/A	N/A
Class C	(41,163)	(1,212)	—	—
Class R3	N/A	N/A	—	—
Class I	(14,791,841)	(1,010,912)	—	—
Decrease in net assets from distributions to shareholders	(23,243,172)	(20,665,926)	(10,266,078)	(20,912,482)
Fund Share Transactions
Fund reorganization	—	—	—	153,886,513
Proceeds from sale of shares	36,329,362	166,920,130	155,060,978	385,977,366
Proceeds from shares issued to shareholders due to reinvestment of distributions	9,757,307	6,049,154	3,149,614	6,138,855
	46,086,669	172,969,284	158,210,592	546,002,734
Cost of shares redeemed	(109,914,210)	(222,662,884)	(186,226,298)	(481,483,122)
Net increase (decrease) in net assets from Fund share transactions	(63,827,541)	(49,693,600)	(28,015,706)	64,519,612
Net increase (decrease) in net assets	(67,516,989)	(36,887,052)	(18,384,251)	54,887,614
Net assets at the beginning of period	643,896,042	680,783,094	882,884,922	827,997,308
Net assets at the end of period	$576,379,053	$643,896,042	$864,500,671	$882,884,922
Undistributed (Over-distribution of) net investment income at the end of period	$(3,710,434)	$(1,571,679)	$(890,741)	$(96,445)
N/A –	Intermediate Term Bond does not offer Class B or Class R3 Shares. Short Term Bond does not offer Class B Shares and did not offer Class R3 Shares prior to September 23, 2011.

See accompanying notes to financial statements.

114	Nuveen Investments

	Strategic Income
	Six Months Ended 12/31/12	Year Ended 6/30/12
Operations
Net investment income (loss)	$14,638,404	$27,319,766
Net realized gain (loss) from:
Investments and foreign currency	11,773,808	12,429,444
Forward foreign currency exchange contracts	5,048,572	(102,811)
Futures contracts	(1,014,208)	(7,719,289)
Options purchased	(69,694)	(1,715,583)
Options written	(125,856)	(321,084)
Swaps	772,963	(883,712)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	18,572,899	4,637,040
Forward foreign currency exchange contracts	(182,173)	956,394
Futures contracts	591,844	(509,763)
Options written	—	(113,961)
Swaps	591,915	(491,079)
Net increase (decrease) in net assets from operations	50,598,474	33,485,362
Distributions to Shareholders
From net investment income:
Class A	(1,239,743)	(1,766,560)
Class B	(35,578)	(59,799)
Class C	(564,241)	(721,977)
Class R3	(40,882)	(48,682)
Class I	(11,910,093)	(24,363,476)
From accumulated net realized gains:
Class A	—	—
Class B	—	—
Class C	—	—
Class R3	—	—
Class I	—	—
Decrease in net assets from distributions to shareholders	(13,790,537)	(26,960,494)
Fund Share Transactions
Fund reorganization	—	81,128,697
Proceeds from sale of shares	65,699,726	120,219,679
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,386,976	8,306,341
	70,086,702	209,654,717
Cost of shares redeemed	(89,757,604)	(244,013,153)
Net increase (decrease) in net assets from Fund share transactions	(19,670,902)	(34,358,436)
Net increase (decrease) in net assets	17,137,035	(27,833,568)
Net assets at the beginning of period	622,546,617	650,380,185
Net assets at the end of period	$639,683,652	$622,546,617
Undistributed (Over-distribution of) net investment income at the end of period	$7,994,515	$7,146,648

See accompanying notes to financial statements.

Nuveen Investments	115

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

CORE PLUS BOND
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (12/87)
2013(f)	$11.64	$.20	$.36	$.56	$(.21)	$(.05)	$(.26)	$11.94	4.82%
2012	11.44	.41	.21	.62	(.42)	—	(.42)	11.64	5.52
2011	11.22	.43	.21	.64	(.42)	—	(.42)	11.44	5.73
2010	10.04	.51	1.18	1.69	(.51)	—	(.51)	11.22	17.11
2009	10.86	.61	(.81)	(.20)	(.62)	—	(.62)	10.04	(1.37)
2008	10.79	.51	.05	.56	(.49)	—	(.49)	10.86	5.24
Class B (8/94)
2013(f)	11.54	.16	.35	.51	(.17)	(.05)	(.22)	11.83	4.37
2012	11.34	.32	.21	.53	(.33)	—	(.33)	11.54	4.74
2011	11.12	.34	.21	.55	(.33)	—	(.33)	11.34	4.97
2010	9.95	.43	1.17	1.60	(.43)	—	(.43)	11.12	16.31
2009	10.77	.54	(.81)	(.27)	(.55)	—	(.55)	9.95	(2.12)
2008	10.70	.42	.06	.48	(.41)	—	(.41)	10.77	4.50
Class C (2/99)
2013(f)	11.59	.16	.36	.52	(.17)	(.05)	(.22)	11.89	4.47
2012	11.40	.32	.21	.53	(.34)	—	(.34)	11.59	4.68
2011	11.18	.34	.21	.55	(.33)	—	(.33)	11.40	4.97
2010	10.00	.42	1.19	1.61	(.43)	—	(.43)	11.18	16.32
2009	10.83	.54	(.82)	(.28)	(.55)	—	(.55)	10.00	(2.21)
2008	10.75	.43	.06	.49	(.41)	—	(.41)	10.83	4.57
Class R3 (9/01)
2013(f)	11.70	.19	.36	.55	(.20)	(.05)	(.25)	12.00	4.70
2012	11.50	.38	.22	.60	(.40)	—	(.40)	11.70	5.27
2011	11.27	.40	.22	.62	(.39)	—	(.39)	11.50	5.54
2010	10.09	.48	1.19	1.67	(.49)	—	(.49)	11.27	16.74
2009	10.89	.59	(.79)	(.20)	(.60)	—	(.60)	10.09	(1.43)
2008	10.81	.49	.05	.54	(.46)	—	(.46)	10.89	5.06
Class I (2/94)
2013(f)	11.64	.22	.35	.57	(.23)	(.05)	(.28)	11.93	4.87
2012	11.44	.44	.21	.65	(.45)	—	(.45)	11.64	5.79
2011	11.21	.46	.22	.68	(.45)	—	(.45)	11.44	6.09
2010	10.03	.54	1.18	1.72	(.54)	—	(.54)	11.21	17.42
2009	10.86	.64	(.82)	(.18)	(.65)	—	(.65)	10.03	(1.22)
2008	10.78	.54	.06	.60	(.52)	—	(.52)	10.86	5.60

116	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate(e)

$85,379	.81	%*	3.32	%*	.77	%*	3.36	%*	17%
83,264	.97		3.51		.93		3.55		98
85,980	.99		3.72		.94		3.77		91
93,374	1.02		4.58		.95		4.65		83
82,373	1.02		6.27		.95		6.34		160
94,571	1.01		4.57		.95		4.63		131

847	1.56	*	2.57	*	1.52	*	2.61	*	17
1,019	1.72		2.78		1.68		2.82		98
1,805	1.74		2.97		1.69		3.02		91
3,607	1.77		3.90		1.70		3.97		83
5,780	1.77		5.52		1.70		5.59		160
7,733	1.76		3.81		1.70		3.87		131

4,845	1.56	*	2.56	*	1.52	*	2.60	*	17
4,603	1.72		2.76		1.67		2.80		98
3,711	1.74		2.97		1.69		3.02		91
3,796	1.77		3.84		1.70		3.91		83
3,693	1.77		5.52		1.70		5.59		160
4,383	1.76		3.83		1.70		3.89		131

380	1.06	*	3.07	*	1.02	*	3.10	*	17
313	1.22		3.24		1.18		3.27		98
380	1.23		3.47		1.19		3.52		91
379	1.27		4.35		1.20		4.42		83
406	1.27		6.04		1.20		6.11		160
289	1.26		4.36		1.20		4.42		131

648,237	.56	*	3.52	*	.52	*	3.56	*	17
718,505	.72		3.76		.68		3.80		98
925,541	.74		3.97		.69		4.02		91
1,179,453	.77		4.86		.70		4.93		83
1,279,489	.77		6.50		.70		6.57		160
1,468,599	.76		4.82		.70		4.88		131

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(e)	For fiscal years beginning after June 30, 2011, the Fund will no longer exclude dollar roll transactions, where applicable.
(f)	For the six months ended December 31, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	117

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

HIGH INCOME BOND
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumu- lated Net Realized Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (8/01)
2013(e)	$8.64	$.32	$.48	$.80	$(.35)	$—	$(.35)	$9.09	9.40%
2012	9.05	.69	(.38)	.31	(.69)	(.03)	(.72)	8.64	3.76
2011	8.28	.67	.76	1.43	(.66)	—	(.66)	9.05	17.61
2010	7.15	.67	1.12	1.79	(.66)	—	(.66)	8.28	25.47
2009	8.65	.73	(1.47)	(.74)	(.76)	—	(.76)	7.15	(7.26)
2008	9.61	.71	(.97)	(.26)	(.70)	—	(.70)	8.65	(2.84)
Class B (8/01)
2013(e)	8.59	.29	.49	.78	(.32)	—	(.32)	9.05	9.17
2012	8.98	.62	(.36)	.26	(.62)	(.03)	(.65)	8.59	3.18
2011	8.23	.60	.74	1.34	(.59)	—	(.59)	8.98	16.59
2010	7.11	.60	1.12	1.72	(.60)	—	(.60)	8.23	24.56
2009	8.61	.68	(1.47)	(.79)	(.71)	—	(.71)	7.11	(7.99)
2008	9.57	.63	(.96)	(.33)	(.63)	—	(.63)	8.61	(3.57)
Class C (8/01)
2013(e)	8.62	.29	.49	.78	(.32)	—	(.32)	9.08	9.14
2012	9.01	.63	(.37)	.26	(.62)	(.03)	(.65)	8.62	3.18
2011	8.25	.60	.75	1.35	(.59)	—	(.59)	9.01	16.67
2010	7.12	.60	1.13	1.73	(.60)	—	(.60)	8.25	24.67
2009	8.62	.68	(1.47)	(.79)	(.71)	—	(.71)	7.12	(7.98)
2008	9.58	.63	(.96)	(.33)	(.63)	—	(.63)	8.62	(3.57)
Class R3 (9/01)
2013(e)	8.81	.31	.51	.82	(.35)	—	(.35)	9.28	9.41
2012	9.23	.67	(.38)	.29	(.68)	(.03)	(.71)	8.81	3.46
2011	8.44	.66	.77	1.43	(.64)	—	(.64)	9.23	17.28
2010	7.28	.66	1.14	1.80	(.64)	—	(.64)	8.44	25.12
2009	8.79	.73	(1.49)	(.76)	(.75)	—	(.75)	7.28	(7.49)
2008	9.75	.69	(.98)	(.29)	(.67)	—	(.67)	8.79	(3.04)
Class I (8/01)
2013(e)	8.65	.33	.49	.82	(.36)	—	(.36)	9.11	9.65
2012	9.05	.71	(.37)	.34	(.71)	(.03)	(.74)	8.65	4.15
2011	8.29	.69	.75	1.44	(.68)	—	(.68)	9.05	17.77
2010	7.16	.69	1.12	1.81	(.68)	—	(.68)	8.29	25.75
2009	8.66	.75	(1.47)	(.72)	(.78)	—	(.78)	7.16	(7.01)
2008	9.62	.73	(.97)	(.24)	(.72)	—	(.72)	8.66	(2.59)

118	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$160,288	.95	%*	7.10	%*	.95	%*	7.10	%*	54%
92,018	1.06		7.98		1.04		7.99		124
30,984	1.22		7.38		1.10		7.50		130
29,532	1.29		7.93		1.10		8.12		132
25,696	1.36		10.53		1.10		10.79		108
24,420	1.31		7.53		1.10		7.74		100

1,730	1.71	*	6.42	*	1.71	*	6.42	*	54
1,843	1.82		7.23		1.80		7.26		124
1,285	1.98		6.64		1.85		6.76		130
1,628	2.04		7.28		1.85		7.47		132
2,157	2.11		9.66		1.85		9.92		108
3,496	2.06		6.76		1.85		6.97		100

64,661	1.70	*	6.38	*	1.70	*	6.38	*	54
48,667	1.80		7.26		1.79		7.27		124
9,792	1.97		6.64		1.85		6.76		130
6,969	2.04		7.22		1.85		7.41		132
5,038	2.11		9.72		1.85		9.98		108
6,490	2.06		6.76		1.85		6.97		100

788	1.20	*	6.82	*	1.20	*	6.82	*	54
615	1.31		7.66		1.29		7.68		124
309	1.47		7.12		1.35		7.25		130
343	1.54		7.73		1.35		7.92		132
265	1.61		10.46		1.35		10.72		108
185	1.56		7.16		1.35		7.37		100

518,188	.70	*	7.41	*	.70	*	7.41	*	54
465,299	.84		8.19		.80		8.23		124
460,785	.97		7.63		.85		7.75		130
350,066	1.04		8.19		.85		8.38		132
182,051	1.11		10.67		.85		10.93		108
204,164	1.06		7.78		.85		7.99		100

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(e)	For the six months ended December 31, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	119

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INFLATION PROTECTED SECURITIES
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	From Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains(b)	Return of Capital	Total	Ending Net Asset Value	Total Return(c)
Class A (10/04)
2013(e)	$11.80	$.04	$.24	$.28	$(.10)	$—	$—	$(.10)	$11.98	2.38%
2012	10.94	.23	1.01	1.24	(.38)	—	—	(.38)	11.80	11.44
2011	10.33	.35	.40	.75	(.14)	—	—	(.14)	10.94	7.30
2010	9.59	.28	.73	1.01	(.27)	—	—	(.27)	10.33	10.62
2009	10.20	.14	(.37)	(.23)	(.26)	—	(.12)	(.38)	9.59	(2.18)
2008	9.43	.54	.76	1.30	(.53)	—	—	(.53)	10.20	14.01
Class C (10/04)
2013(e)	11.72	(.01)	.27	.26	(.06)	—	—	(.06)	11.92	2.18
2012	10.84	.14	1.00	1.14	(.26)	—	—	(.26)	11.72	10.62
2011	10.24	.26	.41	.67	(.07)	—	—	(.07)	10.84	6.59
2010	9.53	.18	.75	.93	(.22)	—	—	(.22)	10.24	9.76
2009	10.18	.11	(.43)	(.32)	(.21)	—	(.12)	(.33)	9.53	(3.03)
2008	9.41	.48	.75	1.23	(.46)	—	—	(.46)	10.18	13.20
Class R3 (10/04)
2013(e)	11.74	.02	.26	.28	(.09)	—	—	(.09)	11.93	2.34
2012	10.84	.22	.97	1.19	(.29)	—	—	(.29)	11.74	11.10
2011	10.31	.11	.54	.65	(.12)	—	—	(.12)	10.84	6.31
2010	9.58	.26	.72	.98	(.25)	—	—	(.25)	10.31	10.32
2009	10.20	.13	(.39)	(.26)	(.24)	—	(.12)	(.36)	9.58	(2.43)
2008	9.43	.52	.75	1.27	(.50)	—	—	(.50)	10.20	13.73
Class I (10/04)
2013(e)	11.81	.05	.27	.32	(.12)	—	—	(.12)	12.01	2.67
2012	10.96	.25	1.01	1.26	(.41)	—	—	(.41)	11.81	11.62
2011	10.34	.40	.38	.78	(.16)	—	—	(.16)	10.96	7.62
2010	9.59	.33	.71	1.04	(.29)	—	—	(.29)	10.34	10.92
2009	10.20	.23	(.45)	(.22)	(.27)	—	(.12)	(.39)	9.59	(2.03)
2008	9.43	.56	.76	1.32	(.55)	—	—	(.55)	10.20	14.29

120	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$27,737	.79	%*	.62	%*	.79	%*	.62	%*	20%
19,330	1.00		1.81		.84		1.97		47
12,080	1.09		3.05		.85		3.30		45
7,894	1.15		2.46		.84		2.77		72
5,439	1.10		1.27		.85		1.52		24
3,294	1.08		5.17		.85		5.40		71

11,823	1.55	*	(.21	)*	1.55	*	(.21	)*	20
9,703	1.75		1.05		1.59		1.21		47
8,043	1.84		2.19		1.60		2.44		45
6,673	1.91		1.47		1.60		1.78		72
1,406	1.84		.94		1.59		1.19		24
365	1.83		4.59		1.60		4.82		71

318	1.04	*	.33	*	1.04	*	.33	*	20
173	1.25		1.72		1.09		1.88		47
33	1.38		.78		1.10		1.05		45
1,332	1.40		2.33		1.09		2.64		72
1,262	1.35		1.09		1.10		1.34		24
1,175	1.33		4.98		1.10		5.21		71

355,853	.55	*	.78	*	.55	*	.78	*	20
321,386	.75		1.99		.59		2.15		47
255,183	.84		3.49		.60		3.74		45
156,983	.90		2.96		.59		3.27		72
167,501	.85		2.23		.60		2.48		24
278,749	.83		5.41		.60		5.64		71

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(e)	For the six months ended December 31, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	121

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations				Less Distributions

INTERMEDIATE GOVERNMENT BOND
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)		Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains(b)	Return of Capital		Total	Ending Net Asset Value	Total Return(c)
Class A (10/02)
2013(f)	$9.02	$.07	$—	*	$.07	$(.09)	$—	$—		$(.09)	$9.00	.76%
2012	8.84	.18	.19		.37	(.19)	—	—		(.19)	9.02	4.24
2011	8.77	.20	.07		.27	(.20)	—	—		(.20)	8.84	3.10
2010	8.67	.20	.27		.47	(.20)	(.17)	—	*	(.37)	8.77	5.50
2009	8.42	.19	.25		.44	(.19)	—	—		(.19)	8.67	5.30
2008	8.00	.28	.43		.71	(.29)	—	—		(.29)	8.42	8.90
Class C (10/09)
2013(f)	9.03	.04	(.01)		.03	(.05)	—	—		(.05)	9.01	.36
2012	8.85	.10	.20		.30	(.12)	—	—		(.12)	9.03	3.35
2011	8.77	.12	.08		.20	(.12)	—	—		(.12)	8.85	2.32
2010(e)	8.76	.09	.17		.26	(.08)	(.17)	—	*	(.25)	8.77	3.00
Class R3 (10/09)
2013(f)	9.01	.06	—	*	.06	(.08)	—	—		(.08)	8.99	.63
2012	8.84	.15	.18		.33	(.16)	—	—		(.16)	9.01	3.79
2011	8.77	.16	.08		.24	(.17)	—	—		(.17)	8.84	2.75
2010(e)	8.76	.09	.20		.29	(.11)	(.17)	—	*	(.28)	8.77	3.34
Class I (10/02)
2013(f)	9.03	.08	(.01)		.07	(.10)	—	—		(.10)	9.00	.75
2012	8.84	.19	.21		.40	(.21)	—	—		(.21)	9.03	4.50
2011	8.77	.21	.07		.28	(.21)	—	—		(.21)	8.84	3.25
2010	8.67	.21	.27		.48	(.21)	(.17)	—	*	(.38)	8.77	5.66
2009	8.42	.21	.25		.46	(.21)	—	—		(.21)	8.67	5.46
2008	8.00	.30	.42		.72	(.30)	—	—		(.30)	8.42	9.07

122	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$11,573	.99	%**	1.48	%**	.85	%**	1.62	%**	25%
12,735	1.11		1.65		.77		1.99		72
14,086	1.10		1.85		.73		2.22		58
19,003	1.19		1.89		.75		2.33		105
10,496	1.15		1.82		.75		2.22		133
6,504	1.33		2.74		.75		3.32		118

1,551	1.74	**	.73	**	1.60	**	.87	**	25
1,438	1.86		.90		1.60		1.16		72
1,417	1.89		1.05		1.58		1.37		58
1,940	1.94	**	1.16	**	1.60	**	1.50	**	105

254	1.24	**	1.22	**	1.10	**	1.36	**	25
214	1.36		1.39		1.10		1.66		72
473	1.39		1.56		1.08		1.87		58
652	1.44	**	1.44	**	1.10	**	1.78	**	105

59,997	.74	**	1.73	**	.60	**	1.86	**	25
70,060	.86		1.90		.60		2.16		72
98,960	.89		2.05		.58		2.36		58
152,088	.94		2.05		.60		2.39		105
101,253	.90		2.11		.60		2.41		133
63,784	1.08		3.12		.60		3.60		118

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(e)	For the period October 28, 2009 (commencement of operations) through June 30, 2010.
(f)	For the six months ended December 31, 2012.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	123

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INTERMEDIATE TERM BOND
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (1/95)
2013(f)	$10.67	$.09	$.24	$.33	$(.13)	$(.29)	$(.42)	$10.58	3.01%
2012	10.47	.29	.23	.52	(.30)	(.02)	(.32)	10.67	4.93
2011	10.33	.33	.14	.47	(.33)	—	(.33)	10.47	4.70
2010	9.47	.42	.86	1.28	(.42)	—	(.42)	10.33	13.64
2009	9.90	.48	(.40)	.08	(.51)	—	(.51)	9.47	1.21
2008	9.73	.44	.14	.58	(.41)	—	(.41)	9.90	6.02
Class C (1/11)
2013(f)	10.62	.05	.24	.29	(.08)	(.29)	(.37)	10.54	2.72
2012	10.44	.19	.22	.41	(.22)	(.01)	(.23)	10.62	3.97
2011(e)	10.37	.12	.06	.18	(.11)	—	(.11)	10.44	1.76
Class I (1/93)
2013(f)	10.63	.10	.25	.35	(.14)	(.29)	(.43)	10.55	3.23
2012	10.43	.30	.23	.53	(.32)	(.01)	(.33)	10.63	5.18
2011	10.29	.35	.14	.49	(.35)	—	(.35)	10.43	4.76
2010	9.43	.43	.86	1.29	(.43)	—	(.43)	10.29	13.87
2009	9.87	.49	(.40)	.09	(.53)	—	(.53)	9.43	1.26
2008	9.70	.45	.15	.60	(.43)	—	(.43)	9.87	6.20

124	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$21,870	.79	%*	1.57	%*	.78	%*	1.59	%*	44%
21,262	.95		2.61		.85		2.70		75
22,502	.94		3.10		.85		3.20		58
26,341	1.01		3.96		.85		4.12		58
23,905	1.01		5.09		.85		5.25		41
28,364	1.01		4.22		.85		4.38		102

1,612	1.54	*	.82	*	1.53	*	.83	*	44
1,568	1.69		1.79		1.67		1.81		75
1,152	1.79	*	2.46	*	1.70	*	2.56	*	58

552,898	.54	*	1.82	*	.53	*	1.83	*	44
621,066	.70		2.85		.68		2.87		75
657,129	.74		3.30		.70		3.35		58
734,924	.76		4.22		.70		4.28		58
724,531	.76		5.33		.70		5.39		41
766,932	.76		4.47		.70		4.53		102

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(e)	For the period January 18, 2011 (commencement of operations) through June 30, 2011.
(f)	For the six months ended December 31, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	125

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SHORT TERM BOND
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (12/92)
2013(g)	$9.95	$.10	$.12	$.22	$(.11)	$—	$(.11)	$10.06	2.21%
2012	10.06	.24	(.10)	.14	(.25)	—	(.25)	9.95	1.42
2011	9.98	.24	.06	.30	(.22)	—	(.22)	10.06	3.00
2010	9.66	.31	.34	.65	(.33)	—	(.33)	9.98	6.77
2009	9.89	.46	(.26)	.20	(.43)	—	(.43)	9.66	2.22
2008	9.90	.45	(.03)	.42	(.43)	—	(.43)	9.89	4.30
Class C (10/09)
2013(g)	9.97	.06	.12	.18	(.07)	—	(.07)	10.08	1.81
2012	10.09	.16	(.11)	.05	(.17)	—	(.17)	9.97	.50
2011	10.00	.15	.07	.22	(.13)	—	(.13)	10.09	2.22
2010(e)	9.95	.13	.06	.19	(.14)	—	(.14)	10.00	1.90
Class R3 (9/11)
2013(g)	9.96	.09	.11	.20	(.09)	—	(.09)	10.07	2.06
2012(f)	9.85	.16	.13	.29	(.18)	—	(.18)	9.96	2.92
Class I (2/94)
2013(g)	9.95	.11	.12	.23	(.12)	—	(.12)	10.06	2.33
2012	10.07	.26	(.11)	.15	(.27)	—	(.27)	9.95	1.51
2011	9.99	.25	.06	.31	(.23)	—	(.23)	10.07	3.16
2010	9.67	.32	.34	.66	(.34)	—	(.34)	9.99	6.92
2009	9.89	.48	(.25)	.23	(.45)	—	(.45)	9.67	2.48
2008	9.91	.46	(.03)	.43	(.45)	—	(.45)	9.89	4.35

126	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$131,004	.75	%*	1.94	%*	.71	%*	1.98	%*	19%
112,851	.82		2.33		.73		2.42		56
80,927	.87		2.22		.73		2.37		58
87,631	1.04		2.88		.75		3.17		44
65,704	1.06		4.55		.74		4.87		54
59,933	1.05		4.17		.74		4.48		55

43,938	1.50	*	1.20	*	1.46	*	1.23	*	19
42,346	1.56		1.56		1.55		1.57		56
5,101	1.66		1.45		1.58		1.53		58
3,111	1.79	*	1.76	*	1.60	*	1.95	*	44

484	1.00	*	1.69	*	.96	*	1.72	*	19
446	1.06	*	2.07	*	1.05	*	2.07	*	56

689,074	.49	*	2.19	*	.46	*	2.22	*	19
727,242	.57		2.59		.55		2.61		56
741,969	.67		2.43		.58		2.52		58
629,151	.79		3.07		.60		3.26		44
315,024	.81		4.80		.59		5.02		54
257,403	.80		4.41		.59		4.62		55

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(e)	For the period October 28, 2009 (commencement of operations) through June 30, 2010.
(f)	For the period September 23, 2011 (commencement of operations) through June 30, 2012.
(g)	For the six months ended December 31, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	127

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

STRATEGIC INCOME
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (2/00)
2013(f)	$10.83	$.25	$.64	$.89	$(.24)	$—	$(.24)	$11.48	8.23%
2012	10.72	.44	.10	.54	(.43)	—	(.43)	10.83	5.14
2011	10.27	.43	.45	.88	(.43)	—	(.43)	10.72	8.69
2010	9.01	.52	1.28	1.80	(.54)	—	(.54)	10.27	20.21
2009	9.90	.64	(.74)	(.10)	(.63)	(.16)	(.79)	9.01	.16
2008	9.83	.49	.05	.54	(.47)	—	(.47)	9.90	5.51
Class B (2/00)
2013(f)	10.78	.21	.62	.83	(.19)	—	(.19)	11.42	7.78
2012	10.67	.36	.09	.45	(.34)	—	(.34)	10.78	4.32
2011	10.22	.35	.44	.79	(.34)	—	(.34)	10.67	7.84
2010	8.97	.45	1.26	1.71	(.46)	—	(.46)	10.22	19.22
2009	9.86	.58	(.74)	(.16)	(.57)	(.16)	(.73)	8.97	(.58)
2008	9.80	.41	.05	.46	(.40)	—	(.40)	9.86	4.65
Class C (2/00)
2013(f)	10.76	.21	.63	.84	(.19)	—	(.19)	11.41	7.88
2012	10.65	.36	.09	.45	(.34)	—	(.34)	10.76	4.32
2011	10.20	.35	.44	.79	(.34)	—	(.34)	10.65	7.85
2010	8.96	.43	1.27	1.70	(.46)	—	(.46)	10.20	19.13
2009	9.84	.58	(.73)	(.15)	(.57)	(.16)	(.73)	8.96	(.48)
2008	9.78	.42	.04	.46	(.40)	—	(.40)	9.84	4.66
Class R3 (9/01)
2013(f)	10.88	.24	.62	.86	(.22)	—	(.22)	11.52	7.97
2012	10.77	.41	.10	.51	(.40)	—	(.40)	10.88	4.83
2011	10.31	.41	.45	.86	(.40)	—	(.40)	10.77	8.40
2010	9.07	.42	1.32	1.74	(.50)	—	(.50)	10.31	19.47
2009	9.95	.62	(.73)	(.11)	(.61)	(.16)	(.77)	9.07	.02
2008	9.88	.47	.05	.52	(.45)	—	(.45)	9.95	5.22
Class I (2/00)
2013(f)	10.83	.26	.64	.90	(.25)	—	(.25)	11.48	8.36
2012	10.71	.45	.12	.57	(.45)	—	(.45)	10.83	5.35
2011	10.26	.46	.44	.90	(.45)	—	(.45)	10.71	8.99
2010	9.01	.55	1.25	1.80	(.55)	—	(.55)	10.26	20.31
2009	9.89	.66	(.73)	(.07)	(.65)	(.16)	(.81)	9.01	.52
2008	9.83	.52	.04	.56	(.50)	—	(.50)	9.89	5.67

128	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate(e)

$63,721	.91	%*	4.33	%*	.84	%*	4.40	%*	35%
52,802	.93		4.01		.85		4.10		199
25,045	1.05		3.93		.88		4.10		98
28,165	1.13		4.98		.92		5.19		96
13,948	1.13		7.45		1.00		7.58		147
15,567	1.11		4.75		.99		4.87		124

1,932	1.66	*	3.58	*	1.59	*	3.65	*	35
2,148	1.68		3.27		1.61		3.33		199
1,116	1.80		3.22		1.73		3.29		98
1,413	1.87		4.35		1.74		4.48		96
1,719	1.88		6.71		1.75		6.84		147
2,384	1.86		4.01		1.74		4.13		124

34,433	1.66	*	3.59	*	1.59	*	3.66	*	35
31,085	1.67		3.30		1.60		3.37		199
8,092	1.80		3.22		1.73		3.29		98
6,748	1.88		4.21		1.75		4.34		96
2,778	1.88		6.64		1.75		6.77		147
3,673	1.86		4.10		1.74		4.22		124

2,523	1.16	*	4.10	*	1.09	*	4.17	*	35
1,903	1.19		3.73		1.12		3.80		199
1,020	1.29		3.73		1.23		3.79		98
601	1.37		4.06		1.24		4.19		96
681	1.38		7.26		1.25		7.39		147
293	1.36		4.54		1.24		4.66		124

537,076	.66	*	4.59	*	.59	*	4.66	*	35
534,608	.69		4.19		.63		4.26		199
615,107	.80		4.22		.73		4.29		98
655,301	.87		5.31		.74		5.44		96
633,108	.88		7.64		.75		7.77		147
1,069,211	.86		5.03		.74		5.15		124

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(e)	For fiscal years beginning after June 30, 2011, the Fund will no longer exclude dollar roll transactions, where applicable.
(f)	For the six months ended December 31, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	129

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Core Plus Bond Fund (“Core Plus Bond”), Nuveen High Income Bond Fund (“High Income Bond”), Nuveen Inflation Protected Securities Fund (“Inflation Protected Securities”), Nuveen Intermediate Government Bond Fund (“Intermediate Government Bond”), Nuveen Intermediate Term Bond Fund (“Intermediate Term Bond”), Nuveen Short Term Bond Fund (“Short Term Bond”) and Nuveen Strategic Income Fund (“Strategic Income”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisers, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisers, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

Core Plus Bond’s investment objective is to provide investors with high current income consistent with limited risk to capital. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in bonds such as U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities, residential and commercial mortgage-backed securities, asset-backed securities and corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations. Up to 10% of the Fund’s total assets may be invested collectively in bonds rated lower than investment grade or unrated securities of comparable quality as determined by Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, (securities commonly referred to as “high yield” or “junk bonds”), non-dollar denominated debt obligations of foreign corporations and governments and debt obligations issued by governmental and corporate issuers that are located in emerging market countries. The Fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments that are not located in emerging market countries. To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions.

High Income Bond’s investment objective is to provide investors with a high level of current income. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in bonds rated lower than investment grade at the time of purchase or in unrated bonds of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). The Fund may invest in exchange-traded funds, closed-end funds, and other investment companies (“investment companies”). During the period July 1, 2012, through November 14, 2012, the Fund may have invested up to 25% of its total assets in dollar denominated debt obligations of foreign corporations and governments. Up to 20% of the Fund’s total assets may have been invested in dollar denominated debt obligations issued by governmental and corporate issuers that are located in emerging market countries. Effective November 15, 2012, the Fund may invest in debt obligations of foreign corporations and governments. Up to 20% of the Fund’s total assets may be invested in debt obligations issued by governmental and corporate issuers that are located in emerging market countries.

Inflation Protected Securities’ investment objective is to provide investors with total return while providing protection against inflation. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in inflation protected debt securities. These securities will be issued by the U.S. and non-U.S. governments, their agencies and instrumentalities, and domestic and foreign corporations. Up to 20% of the Fund’s assets may be invested in holdings that are not inflation protected. These holdings may include domestic and foreign corporate debt obligations, securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, debt obligations of foreign governments, residential and commercial mortgage-backed securities and asset-backed securities. Up to 10% of the Fund’s net assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). The Fund may invest up to 20% of its net assets in non-dollar denominated securities, and may invest without limitation in U.S. dollar denominated securities of foreign corporations and governments.

Intermediate Government Bond’s investment objective is to provide investors with current income to the extent consistent with the preservation of capital. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in U.S. government bonds. The Fund may invest up to 20% of its total assets, collectively, in non-U.S. government debt obligations, including asset-backed securities, residential and commercial mortgage-backed securities, corporate debt obligations, and municipal securities. To generate additional income, the Fund may invest up to 10% of its total assets in dollar roll transactions.

Intermediate Term Bond’s investment objective is to provide investors with current income to the extent consistent with preservation of capital. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in bonds, such as U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities, residential and commercial mortgage-backed securities, asset-backed securities, and corporate debt obligations, including obligations issued by special-purpose entities that are

130	Nuveen Investments

backed by corporate debt obligations. The Fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments. To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions.

Short Term Bond’s investment objective is to provide investors with current income while maintaining a high degree of principal stability. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in bonds, such as residential and commercial mortgage-backed securities, asset-backed securities, corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations, U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and municipal securities. Up to 20% of the Fund’s total assets may be invested in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” or “junk bonds”). The Fund may invest up to 35% of its total assets in debt obligations of foreign corporations and foreign governments. However, no more than 10% of the Fund’s total assets may be invested in debt obligations of corporations and governments that are located in emerging market countries. Up to 10% of the Fund’s total assets may have non-U.S. dollar currency exposure from non-U.S. dollar denominated securities and currency derivatives.

Strategic Income’s investment objective is to provide investors with total return. Under normal market conditions, the Fund invests at least 80% of its net assets in debt securities, including U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), residential and commercial mortgage-backed securities, asset-backed securities, domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations and debt obligations of foreign governments. The Fund may invest up to 30% of its total assets in non-dollar denominated debt obligations of foreign corporations and governments, including debt obligations issued by governmental and corporate issuers that are located in emerging market countries. The Fund may invest without limitation in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 50% of its total assets in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” or “junk bonds”). The Fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of equivalent quality. Unrated securities will not exceed 25% of the Fund’s total assets. To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions.

The Funds may also invest in certain derivative financial instruments in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Funds’ portfolios or for speculative purposes in an effort to increase the Funds’ yield or to enhance returns. The Funds that may invest in non-dollar denominated securities may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent they do not do so through direct investments.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.

Investments in the investment companies are valued at their respective net asset value on valuation date. These investment vehicles are generally classified Level 1.

Prices of fixed-income securities, forward foreign currency exchange contracts and swap contracts are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Nuveen Investments	131

Notes to Financial Statements (Unaudited) (continued)

If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that a Fund’s net asset value (NAV) are determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Directors. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the counter market are valued using an evaluated mean price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/ delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Fund’s portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of December 31, 2012, Core Plus Bond, Intermediate Government Bond, Intermediate Term Bond, Short-Term Bond and Strategic Income had outstanding when issued/delayed delivery purchase commitments of $11,527,450, $1,256,792, $29,895,343, $7,823,438 and $6,287,256, respectively. High Income Bond and Inflation Protected Securities had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects pay down gains and losses, if any. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

132	Nuveen Investments

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carry forwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of the Funds, with the exception of Short Term Bond, of $1 million or more are sold at net asset value without an up-front sales charge. Class A Share purchases of Short Term Bond of $250,000 or more are sold at net asset value without an up-front sales charge. Class A Share purchases may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Core Plus Bond, High Income Bond and Strategic Income will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares of these Funds are not available for new accounts or for additional investment into existing accounts. Class B Shares incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Dollar Roll Transactions

Core Plus Bond, Intermediate Government Bond, Intermediate Term Bond and Strategic Income are authorized to invest in dollar roll transactions to generate additional income. A dollar roll (“dollar rolls”) is a transaction in which a Fund purchases or sells mortgage-backed securities (“MBS”) for delivery in the future and simultaneously contracts to sell or repurchase a substantially similar (same type, coupon, and maturity) MBS on a different specified future date. Dollar rolls are identified in a Fund’s Portfolio of Investments as “MDR”, when applicable. During the roll period, the Fund foregoes principal and interest paid on the MBS. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Such compensation is amortized over the life of the dollar rolls, which is recognized as a component of “Interest income” on the Statement of Operations. Dollar rolls are valued daily.

Core Plus Bond, Intermediate Government Bond, Intermediate Term Bond and Strategic Income each entered into dollar roll transactions during the six months ended December 31, 2012.

Dollar rolls involve the risk that the market value of the MBS the Fund is obligated to repurchase under an agreement may decline below the repurchase price. These transactions also involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Foreign Currency Transactions

Each Fund with the exception of Intermediate Government Bond is authorized to engage in foreign currency exchange transactions, including forward foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

Nuveen Investments	133

Notes to Financial Statements (Unaudited) (continued)

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts, respectively” on the Statement of Operations, when applicable.

Forward Foreign Currency Exchange Contracts

Each Fund that invests in non-dollar denominated securities is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to enter into forward foreign currency exchange contracts in an attempt to manage such risk under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Adviser, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency exchange contracts are valued daily at the forward rate and are recognized as a component of “Unrealized appreciation or depreciation on forward foreign currency exchange contracts” on the Statement of Assets and Liabilities. The change in value of the contracts during the fiscal period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward foreign currency exchange contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. Forward foreign currency exchange contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the six months ended December 31, 2012, Inflation Protected Securities and Strategic Income invested in forward foreign currency exchange contracts to manage foreign currency exposure. For example, to reduce unwanted currency exposure from the Fund’s portfolio, the Fund would acquire a short foreign currency forward.

The average number of forward foreign currency exchange contracts outstanding during the six months ended December 31, 2012, was as follows:

	Inflation Protected Securities	Strategic Income
Average number of forward foreign currency exchange contracts outstanding*	1	18
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward foreign currency exchange contract activity.

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

134	Nuveen Investments

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the six months ended December 31, 2012, each of the Funds invested in interest rate futures contracts. The Funds used long and short U.S. Treasury note and bond futures to manage portfolio duration and yield curve exposure. For example, to increase the duration of the Fund’s portfolio, a long Treasury bond or Treasury note futures position would be acquired.

The average number of futures contracts outstanding during the six months ended December 31, 2012, was as follows:

	Core Plus Bond	High Income Bond	Inflation Protected Securities
Average number of futures contracts outstanding*	1,653	34	173

	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Strategic Income
Average number of futures contracts outstanding*	139	683	586	972
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contract activity.

Options Transactions

Each Fund, with the exception of Intermediate Government Bond, is subject to interest rate risk and foreign currency risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures, swaps (“swaptions”) or currencies in an attempt to manage such risk. The purchase of options and/or swaptions involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options and/or swaptions is limited to the premium paid. The counterparty credit risk of purchasing options and/or swaptions, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option and/or swaption, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options and/or Swaptions purchased, at value” on the Statement of Assets and Liabilities. When a Fund writes an option and swaption, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options and/or Swaptions written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option and/or swaption until the option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options and/or swaptions purchased during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of Options and/or Swaptions purchased” on the Statement of Operations. The changes in the value of options and/or swaptions written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of Options and/or Swaptions written” on the Statement of Operations. When an option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from Options and/or Swaptions purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option and/or swaption has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option and/or swaption. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the six months ended December 31, 2012, Core Plus Bond and Strategic Income purchased options on U.S. Treasury notes/bonds futures as part of an overall portfolio interest rate strategy. For example, call options may be purchased to hedge the portfolio against adverse interest rate movements while limiting downside exposure to the portfolio. During the six months ended December 31, 2012, Strategic Income also wrote call and put options to express views on volatility. For example, writing out-of-the-money calls and puts when implied volatility was high. The Funds had no other transactions in options contracts during the six months ended December 31, 2012.

The average number of purchased options contracts outstanding during the six months ended December 31, 2012, was as follows:

	Core Plus Bond		Strategic Income
Average number of purchased options contracts outstanding*	—	**	135

Nuveen Investments	135

Notes to Financial Statements (Unaudited) (continued)

The average number of written options contracts outstanding during the six months ended December 31, 2012, was as follows:

Strategic Income
Average number of options written contracts outstanding*	—	***
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.
**	Rounds to less than 1.
***	Rounds to less than 1 and includes both puts and calls.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities and Footnote 5 – Investment Transactions for further details on options contract activity.

Swap Contracts

Each Fund, with the exception of Intermediate Government Bond, is authorized to enter into swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Interest Rate Swaps

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and policies in an attempt to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. In connection with these contracts, securities in the Funds’ portfolios of investments may be identified as collateral in accordance with the terms of the respective swap contract. Interest rate swap contracts involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to a specified notional amount of principal). Interest rate swap contracts are valued daily. The Funds accrue daily the periodic payments expected to be paid and/or received on each interest rate swap contract and recognize the daily change in the market value of the Funds’ contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. Income received or paid by the Funds is recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract and are equal to the difference between the Funds’ basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. The amount of the payment obligation is based on the notional amount of the interest rate swap contract. Payments received or made at the beginning of the measurement period are recognized as a component of “Interest rate swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the six months ended December 31, 2012, Core Plus Bond and Strategic Income invested in interest rate swap contracts to hedge against rising interest rates, while Inflation Protected Securities, Intermediate Term Bond and Short Term Bond invested in interest rate swap contracts to hedge against changes in rate spreads by taking a short interest rate swap position. The average number of interest rate swap contracts outstanding during the six months ended December 31, 2012, was as follows:

	Core Plus Bond	Inflation Protected Securities	Intermediate Term Bond	Short Term Bond	Strategic Income
Average number of interest rate swap contracts outstanding*	2	2	2	2	2
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Credit Default Swaps

Each Fund is subject to credit risk in the normal course of pursuing its investment objectives. A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily and recognized with the daily change in the market value of the contract as a component of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities and is recorded as a realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. As a seller of a credit default swap contract, the Fund

136	Nuveen Investments

generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps,” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the six months ended December 31, 2012, Strategic Income invested in credit default swap contracts to add diversified exposure to a broad segment of the credit markets, or to express a view on credit as part of an overall portfolio sector management strategy. For example, to increase the Fund’s credit exposure to the High Yield Bond segment of the market, a long CDX High Yield Index swap would be acquired.

The average number of credit default swap contracts outstanding during the six months ended December 31, 2012, was as follows:

Strategic Income
Average number of credit default swap contracts outstanding*	1
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of “Interest income” on the Statement of Operations, even though investors do not receive their principal until maturity.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Nuveen Investments	137

Notes to Financial Statements (Unaudited) (continued)

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 100%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending” on the Statement of Assets and Liabilities.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by each Fund during the six months ended December 31, 2012, were as follows:

		Core Plus Bond	High Income Bond	Inflation Protected Securities
Securities lending fees paid		$8,903	$55,630	$—

	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Strategic Income
Securities lending fees paid	$11	$5,370	$16,401	$18,968

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

138	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Core Plus Bond	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
$25 Par (or similar) Preferred Securities	$15,476,454	$1,954,125	$—	$17,430,579
Corporate Bonds	—	308,308,125	—	308,308,125
Capital Preferred Securities	—	20,801,993	—	20,801,993
Municipal Bonds	—	6,624,619	—	6,624,619
U.S. Government and Agency Obligations	—	55,718,254	—	55,718,254
Asset-Backed and Mortgage-Backed Securities	—	307,863,602	—	307,863,602
Sovereign Debt	—	997,500	—	997,500
Investments Purchased with Collateral from Securities Lending	42,657,376	—	—	42,657,376
Short-Term Investments:
Money Market Funds	25,145,086	—	—	25,145,086
U.S. Government and Agency Obligations	—	3,584,829	—	3,584,829
Derivatives:
Interest Rate Swaps**	—	63,903	—	63,903
Futures Contracts**	483,433	—	—	483,433
Total	$83,762,349	$705,916,950	$—	$789,679,299

High Income Bond	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$13,159,110	$—	$63,745	$13,222,855
Exchange-Traded Funds	1,532,433	—	—	1,532,433
Convertible Preferred Securities	1,501,800	—	—	1,501,800
$25 Par (or similar) Preferred Securities	42,632,275	6,261,811	—	48,894,086
Corporate Bonds	—	614,475,984	10	614,475,994
Convertible Bonds	—	3,157,825	—	3,157,825
Capital Preferred Securities	—	14,118,772	—	14,118,772
U.S. Government and Agency Obligations	—	1,170,491	—	1,170,491
Asset-Backed and Mortgage-Backed Securities	—	3,273	—	3,273
Investment Companies	10,421,330	—	—	10,421,330
Sovereign Debt	—	3,903,475	—	3,903,475
Warrants	—	704	—	704
Investments Purchased with Collateral from Securities Lending	151,965,838	—	—	151,965,838
Short-Term Investments:
Money Market Funds	23,573,550	—	—	23,573,550
Derivatives:
Futures Contracts**	21,011	—	—	21,011
Total	$244,807,347	$643,092,335	$63,755	$887,963,437

Inflation Protected Securities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
$25 Par (or similar) Preferred Securities	$476,770	$—	$—	$476,770
Corporate Bonds	—	15,837,397	—	15,837,397
Municipal Bonds	—	2,551,907	—	2,551,907
U.S. Government and Agency Obligations	—	350,690,222	—	350,690,222
Asset-Backed and Mortgage-Backed Securities	—	15,900,914	—	15,900,914
Investment Companies	350,655	—	—	350,655
Sovereign Debt	—	1,163,575	—	1,163,575
Investments Purchased with Collateral from Securities Lending	5,683,511	—	—	5,683,511
Short-Term Investments:
Money Market Funds	5,014,690	—	—	5,014,690
U.S. Government and Agency Obligations	—	319,990	—	319,990
Derivatives:
Forward Foreign Currency Exchange Contracts**	—	(10,712)	—	(10,712)
Futures Contracts**	56,714	—	—	56,714
Total	$11,582,340	$386,453,293	$—	$398,035,633
*	Refer to the Fund’s Portfolio of Investments for industry classifications, a breakdown of securities classified as Level 3 and a breakdown of $25 Par (or similar) Preferred Securities classified as Level 2.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

Nuveen Investments	139

Notes to Financial Statements (Unaudited) (continued)

Intermediate Government Bond	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$404,280	$—	$404,280
Municipal Bonds	—	1,501,847	—	1,501,847
U.S. Government and Agency Obligations	—	28,646,501	—	28,646,501
Asset-Backed and Mortgage-Backed Securities	—	43,333,301	—	43,333,301
Investments Purchased with Collateral from Securities Lending	2,111,694	—	—	2,111,694
Short-Term Investments:
Money-Market Funds	447,211	—	—	447,211
Derivatives:
Futures Contracts**	2,576	—	—	2,576
Total	$2,561,481	$73,885,929	$—	$76,447,410

Intermediate Term Bond	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$198,334,309	$—	$198,334,309
Capital Preferred Securities	—	6,396,096	—	6,396,096
Municipal Bonds	—	6,931,976	—	6,931,976
U.S. Government and Agency Obligations	—	78,978,898	—	78,978,898
Asset-Backed and Mortgage-Backed Securities	—	262,995,945	—	262,995,945
Sovereign Debt	—	1,624,000	—	1,624,000
Investments Purchased with Collateral from Securities Lending	44,961,790	—	—	44,961,790
Short-Term Investments:
Money-Market Funds	47,406,049	—	—	47,406,049
U.S. Government and Agency Obligations	—	1,794,919	—	1,794,919
Derivatives:
Futures Contracts**	(82,403)	—	—	(82,403)
Total	$92,285,436	$557,056,143	$—	$649,341,579

Short Term Bond	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$413,660,987	$—	$413,660,987
Municipal Bonds	—	33,453,410	—	33,453,410
U.S. Government and Agency Obligations	—	24,178,944	—	24,178,944
Asset-Backed and Mortgage-Backed Securities	—	366,101,566	—	366,101,566
Sovereign Debt	—	12,597,469	—	12,597,469
Structured Notes	—	1,746,693	—	1,746,693
Investments Purchased with Collateral from Securities Lending	44,787,611	—	—	44,787,611
Short-Term Investments:
Money-Market Funds	11,794,970	—	—	11,794,970
U.S. Government and Agency Obligations	—	1,659,917	—	1,659,917
Derivatives:
Futures Contracts**	91,641	—	—	91,641
Total	$56,674,222	$853,398,986	$—	$910,073,208
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

140	Nuveen Investments

Strategic Income	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$—	$—	$5,993	$5,993
$25 Par (or similar) Preferred Securities	16,257,977	11,164,526	—	27,422,503
Corporate Bonds	—	447,927,469	—	447,927,469
Convertible Bonds	—	3,314,844	—	3,314,844
Capital Preferred Securities	—	23,136,691	—	23,136,691
Municipal Bonds	—	4,412,582	—	4,412,582
Asset-Backed and Mortgage-Backed Securities	—	103,352,056	—	103,352,056
Investment Companies	1,322,680	—	—	1,322,680
Sovereign Debt	—	9,479,655	—	9,479,655
Structured Notes	—	648,772	—	648,772
Investments Purchased with Collateral from Securities Lending	71,980,668	—	—	71,980,668
Short-Term Investments:
Money Market Funds	16,824,924	—	—	16,824,924
U.S. Government and Agency Obligations	—	1,539,943	—	1,539,943
Derivatives:
Forward Foreign Currency Exchange Contracts**	—	787,965	—	787,965
Credit Default Swaps**	—	(21,926)	—	(21,926)
Interest Rate Swaps**	—	(911,446)	—	(911,446)
Futures Contracts**	280,547	—	—	280,547
Total	$106,666,796	$604,831,131	$5,993	$711,503,920
*	Refer to the Fund’s Portfolio of Investments for industry classifications and breakdown of Common Stocks classified as Level 3 and a breakdown of $25 Par (or similar) Preferred Securities classified as Level 2.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

Nuveen Investments	141

Notes to Financial Statements (Unaudited) (continued)

The following tables present the fair value of all derivative instruments held by the Funds as of December 31, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Core Plus Bond
		Location on the Statements of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$497,692	Payable for variation margin on futures contracts*	$(14,259)
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps	63,903	—	—
Total			$561,595		$(14,259)

High Income Bond
		Location on the Statements of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$21,011	—	$ —

Inflation Protected Securities
		Location on the Statements of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	—	$ —	Unrealized depreciation on forward foreign currency exchange contracts	$(10,712)
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	59,509	Payable for variation margin on futures contracts*	(2,795)
Total			$59,509		$(13,507)

Intermediate Government Bond
		Location on the Statements of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$31,091	Payable for variation margin on futures contracts*	$(28,515)

Intermediate Term Bond
		Location on the Statements of Assets and Liabilities

Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$133,426	Payable for variation margin on futures contracts*	$(215,829)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the deposits with brokers, if any, or the receivable or payable for variation margin presented on the Statement of Assets and Liabilities.

142	Nuveen Investments

Short Term Bond
		Location on the Statements of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$98,626	Payable for variation margin on futures contracts*	$(6,985)

Strategic Income
		Location on the Statements of Assets Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$1,107,250	Unrealized depreciation on forward foreign currency exchange contracts	$ (319,285)
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	283,960	Payable for variation margin on futures contracts*	(3,413)
Credit	Swaps	—	—	Unrealized depreciation on credit default swaps**	(21,926)
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps	91,687	Unrealized depreciation on interest rate swaps	(1,003,133)
Total			$1,482,897		$(1,347,757)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the deposits with brokers, if any, or the receivable or payable for variation margin presented on the Statement of Assets and Liabilities.
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the unrealized appreciation (depreciation) presented above.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended December 31, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Inflation Protected Securities	Strategic Income
Risk Exposure
Foreign Currency Exchange Rate	$11,963	$5,048,572

Net Realized Gain (Loss) from Futures Contracts	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Strategic Income
Risk Exposure
Interest Rate	$(1,503,982)	$(73,193)	$277,993	$126,906	$(708,270)	$(792,007)	$(1,014,208)

Net Realized Gain (Loss) from Options Purchased	Core Plus Bond	Strategic Income
Risk Exposure
Interest Rate	(201,554)	$(69,694)

Net Realized Gain (Loss) from Options Written	Strategic Income
Risk Exposure
Interest Rate	$(125,856)

Nuveen Investments	143

Notes to Financial Statements (Unaudited) (continued)

Net Realized Gain (Loss) from Swaps	Core Plus Bond	Inflation Protected Securities	Intermediate Term Bond	Short Term Bond	Strategic Income
Risk Exposure
Interest Rate	$(2,595,121)	$(391,994)	$(1,680,438)	$(1,225,598)	$2,046,315
Credit	—	—	—	—	(1,273,352)
Total	$(2,595,121)	$(391,994)	$(1,680,438)	$(1,225,598)	$772,963

Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts	Inflation Protected Securities	Strategic Income
Risk Exposure
Foreign Currency Exchange Rate	$100,125	$(182,173)

Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Strategic Income
Risk Exposure
Interest Rate	$1,044,579	$8,879	$63,041	$(9,205)	$(45,249)	$258,646	$591,844

Change in Net Unrealized Appreciation (Depreciation) of Swaps	Core Plus Bond	Inflation Protected Securities	Intermediate Term Bond	Short Term Bond	Strategic Income
Risk Exposure
Interest Rate	$2,487,408	$348,311	$1,530,864	$1,098,152	$988,405
Credit	—	—	—	—	(396,490)
Total	$2,487,408	$348,311	$1,530,864	$1,098,152	$591,915

4. Fund Shares

Transactions in Fund shares were as follows:

	Core Plus Bond
	Six Months Ended 12/31/12		Year Ended 6/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	313,711	$3,727,487	500,717	$5,733,104
Class B – exchanges	4,224	50,037	12,619	144,475
Class C	72,702	862,304	140,378	1,609,370
Class R3	7,054	84,628	16,239	188,517
Class I	2,355,073	28,027,283	9,137,840	104,565,033
Shares issued to shareholders due to reinvestment of distributions:
Class A	137,103	1,635,647	220,659	2,545,073
Class B	1,348	15,919	3,444	39,316
Class C	5,540	65,811	8,389	96,377
Class R3	594	7,116	1,029	11,916
Class I	397,586	4,739,483	820,154	9,450,344
	3,294,935	39,215,715	10,861,468	124,383,525
Shares redeemed:
Class A	(451,129)	(5,374,781)	(1,083,218)	(12,424,968)
Class B	(22,307)	(263,757)	(86,925)	(993,749)
Class C	(67,745)	(801,035)	(77,268)	(886,862)
Class R3	(2,695)	(32,383)	(23,546)	(273,326)
Class I	(10,166,868)	(120,814,072)	(29,122,019)	(335,260,689)
	(10,710,744)	(127,286,028)	(30,392,976)	(349,839,594)
Net increase (decrease)	(7,415,809)	$(88,070,313)	(19,531,508)	$(225,456,069)

144	Nuveen Investments

	High Income Bond
	Six Months Ended 12/31/12		Year Ended 6/30/12
	Shares	Amount	Shares	Amount
Shares issued from the Reorganization(1):
Class A	—	$—	4,133,109	$35,167,855
Class B	—	—	163,999	1,387,561
Class C	—	—	4,108,173	34,868,833
Class R3	—	—	19,055	165,597
Class I	—	—	3,904,626	33,281,132
Shares sold:
Class A	10,161,390	90,662,298	8,376,950	71,391,195
Class B – exchanges	3,952	34,901	5,088	43,660
Class C	1,937,831	17,302,376	999,418	8,595,927
Class R3	69,311	637,670	135,756	1,217,248
Class I	10,358,489	92,531,819	17,159,651	147,739,851
Shares issued to shareholders due to reinvestment of distributions:
Class A	429,892	3,841,412	523,508	4,489,426
Class B	6,336	56,244	12,326	104,932
Class C	160,305	1,430,038	207,228	1,772,807
Class R3	1,467	13,378	1,363	11,950
Class I	444,071	3,971,578	704,977	6,048,169
	23,573,044	210,481,714	40,455,227	346,286,143
Shares redeemed:
Class A	(3,620,079)	(32,405,874)	(5,802,411)	(49,818,043)
Class B	(33,622)	(299,340)	(110,048)	(938,652)
Class C	(620,592)	(5,519,990)	(755,495)	(6,448,153)
Class R3	(55,719)	(511,928)	(119,848)	(1,075,705)
Class I	(7,721,491)	(69,093,060)	(18,907,106)	(161,530,004)
	(12,051,503)	(107,830,192)	(25,694,908)	(219,810,557)
Net increase (decrease)	11,521,541	$102,651,522	14,760,319	$126,475,586

	Inflation Protected Securities
	Six Months Ended 12/31/12		Year Ended 6/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,069,185	$12,764,878	1,148,919	$13,357,415
Class C	220,462	2,626,615	308,270	3,567,603
Class R3	14,257	170,252	11,772	134,949
Class I	4,691,938	56,228,799	11,421,540	131,854,663
Shares issued to shareholders due to reinvestment of distributions:
Class A	14,709	176,314	33,652	389,254
Class C	2,998	35,710	11,715	134,408
Class R3	120	1,433	273	3,148
Class I	28,856	346,613	90,217	1,044,605
	6,042,525	72,350,614	13,026,358	150,486,045
Shares redeemed:
Class A	(408,367)	(4,883,185)	(648,265)	(7,460,886)
Class C	(59,293)	(705,737)	(234,350)	(2,658,785)
Class R3	(2,432)	(29,328)	(359)	(4,024)
Class I	(2,305,317)	(27,651,353)	(7,586,477)	(87,945,231)
	(2,775,409)	(33,269,603)	(8,469,451)	(98,068,926)
Net increase (decrease)	3,267,116	$39,081,011	4,556,907	$52,417,119
(1)	Refer to Footnote 8 – Fund Reorganizations for further details.

Nuveen Investments	145

Notes to Financial Statements (Unaudited) (continued)

	Intermediate Government Bond
	Six Months Ended 12/31/12		Year Ended 6/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	47,281	$427,043	178,128	$1,591,327
Class C	32,508	293,919	38,907	351,437
Class R3	9,757	88,022	18,053	162,281
Class I	439,645	3,970,613	1,166,929	10,484,839
Shares issued to shareholders due to reinvestment of distributions:
Class A	11,316	102,314	27,174	244,409
Class C	956	8,648	1,554	13,986
Class R3	215	1,943	906	8,138
Class I	18,914	171,053	65,224	586,776
	560,592	5,063,555	1,496,875	13,443,193
Shares redeemed:
Class A	(183,446)	(1,657,389)	(387,337)	(3,470,787)
Class C	(20,510)	(185,245)	(41,502)	(372,466)
Class R3	(5,424)	(48,988)	(48,768)	(439,122)
Class I	(1,554,287)	(14,036,323)	(4,661,587)	(41,906,408)
	(1,763,667)	(15,927,945)	(5,139,194)	(46,188,783)
Net increase (decrease)	(1,203,075)	$(10,864,390)	(3,642,319)	$(32,745,590)

	Intermediate Term Bond
	Six Months Ended 12/31/12		Year Ended 6/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	159,454	$1,724,390	247,851	$2,354,945
Class C	24,892	267,612	124,652	1,314,107
Class I	3,197,497	34,337,360	15,553,631	163,251,078
Shares issued to shareholders due to reinvestment of distributions:
Class A	69,032	735,055	52,085	550,277
Class C	3,168	33,510	713	7,546
Class I	847,330	8,988,742	521,026	5,491,331
	4,301,373	46,086,669	16,499,958	172,969,284
Shares redeemed:
Class A	(154,633)	(1,672,306)	(455,381)	(4,540,092)
Class C	(22,701)	(243,654)	(88,127)	(933,248)
Class I	(10,031,387)	(107,998,250)	(20,647,842)	(217,189,544)
	(10,208,721)	(109,914,210)	(21,191,350)	(222,662,884)
Net increase (decrease)	(5,907,348)	$(63,827,541)	(4,691,392)	$(49,693,600)

146	Nuveen Investments

	Short Term Bond
	Six Months Ended 12/31/12		Year Ended 6/30/12
	Shares	Amount	Shares	Amount
Shares issued from the Reorganization(1):
Class A	—	$—	6,085,212	$59,925,259
Class C	—	—	4,652,150	45,914,917
Class R3	—	—	50,150	494,189
Class I	—	—	4,827,535	47,552,148
Shares sold:
Class A	3,259,590	32,792,585	1,287,324	12,810,199
Class C	859,452	8,662,430	576,630	5,703,964
Class R3	3,577	35,871	14,757	146,434
Class I	11,317,479	113,570,092	36,919,806	367,316,769
Shares issued to shareholders due to reinvestment of distributions:
Class A	104,020	1,044,965	213,454	2,119,111
Class C	22,222	223,656	42,037	418,429
Class R3	7	68	—	—
Class I	187,239	1,880,925	362,732	3,601,315
	15,753,586	158,210,592	55,031,787	546,002,734
Shares redeemed:
Class A	(1,681,479)	(16,900,778)	(4,287,115)	(42,534,725)
Class C	(770,219)	(7,750,197)	(1,530,200)	(15,164,498)
Class R3	(281)	(2,820)	(20,128)	(198,825)
Class I	(16,092,756)	(161,572,503)	(42,737,411)	(423,585,074)
	(18,544,735)	(186,226,298)	(48,574,854)	(481,483,122)
Net increase (decrease)	(2,791,149)	$(28,015,706)	6,456,933	$64,519,612

	Strategic Income
	Six Months Ended 12/31/12		Year Ended 6/30/12
	Shares	Amount	Shares	Amount
Shares issued from the Reorganization(1):
Class A	—	$—	2,657,808	$28,166,954
Class B	—	—	147,656	1,556,581
Class C	—	—	2,026,122	21,334,881
Class R3	—	—	7,780	82,781
Class I	—	—	2,831,674	29,987,500
Shares sold:
Class A	1,829,357	20,473,323	1,254,225	13,398,501
Class B – exchanges	8,695	98,054	18,508	197,468
Class C	343,390	3,866,237	644,248	6,757,921
Class R3	68,697	779,705	106,784	1,136,998
Class I	3,589,627	40,482,407	9,257,272	98,728,791
Shares issued to shareholders due to reinvestment of distributions:
Class A	89,235	1,009,359	122,265	1,308,933
Class B	2,877	32,362	4,902	52,181
Class C	37,369	420,179	47,736	508,435
Class R3	3,577	40,640	4,511	48,454
Class I	255,054	2,884,436	598,788	6,388,338
	6,227,878	70,086,702	19,730,279	209,654,717
Shares redeemed:
Class A	(1,243,144)	(13,920,711)	(1,494,989)	(16,025,373)
Class B	(41,833)	(468,005)	(76,386)	(811,517)
Class C	(250,400)	(2,800,853)	(589,951)	(6,176,624)
Class R3	(28,295)	(316,259)	(38,862)	(402,358)
Class I	(6,432,569)	(72,251,776)	(20,718,369)	(220,597,281)
	(7,996,241)	(89,757,604)	(22,918,557)	(244,013,153)
Net increase (decrease)	(1,768,363)	$(19,670,902)	(3,188,278)	$(34,358,436)
(1)	Refer to Footnote 8 – Fund Reorganizations for further details.

Nuveen Investments	147

Notes to Financial Statements (Unaudited) (continued)

Class B Shares converted to Class A Shares (recognized as a component of as Class A Shares sold and Class B Shares redeemed) during the six months ended December 31, 2012 and fiscal year ended June 30, 2012, were as follows:

Fund	Six Months Ended 12/31/12	Year Ended 6/30/12
Core Plus Bond	5,924	99,454
High Income Bond	5,073	83,412
Strategic Income	1,895	52,641

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended December 31, 2012, were as follows:

	Core Plus Bond	High Income Bond	Inflation Protected Securities
Purchases:
Investment securities	$119,875,439	$438,529,434	$28,026,783
U.S. Government and agency obligations	5,725,625	—	93,943,583
Sales and maturities:
Investment securities	170,822,649	353,875,432	3,472,685
U.S. Government and agency obligations	1,011,055	—	71,777,992

	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Strategic Income
Purchases:
Investment securities	$19,870,533	$257,265,310	$196,317,989	$224,892,385
U.S. Government and agency obligations	—	8,048,971	—	—
Sales and maturities:
Investment securities	21,995,793	278,701,822	162,398,572	219,477,727
U.S. Government and agency obligations	2,403,750	27,355,632	450,000	—

Transactions in options written for Strategic Income during the six months ended December 31, 2012, were as follows:

	Strategic Income
	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—
Options written	339	39,307
Options terminated in closing purchase transactions	(339)	(39,307)
Options expired	—	—
Outstanding, end of period	—	$—

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of December 31, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Core Plus Bond	High Income Bond	Inflation Protected Securities
Cost of investments	$733,618,137	$865,693,291	$366,342,405
Gross unrealized:
Appreciation	64,358,510	32,889,838	32,383,799
Depreciation	(8,844,684)	(10,640,703)	(736,573)
Net unrealized appreciation (depreciation) of investments	$55,513,826	$22,249,135	$31,647,226

148	Nuveen Investments

	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Strategic Income
Cost of investments	$74,190,011	$624,826,531	$892,700,151	$671,305,164
Gross unrealized:
Appreciation	3,002,307	25,329,299	20,650,574	50,533,321
Depreciation	(747,484)	(731,848)	(3,369,158)	(10,469,705)
Net unrealized appreciation (depreciation) of investments	$2,254,823	$24,597,451	$17,281,416	$40,063,616

Permanent differences, primarily due to tax equalization, treatment of notional principal contracts, paydown adjustments, nondeductible reorganization expenses, expiration of capital loss carryforwards, distribution reclasses, Real Estate Investment Trust (REIT) adjustments and foreign currency reclassifications resulted in reclassifications among the Funds’ components of net assets as of June 30, 2012, the Funds’ last tax year end, as follows:

	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond
Capital paid-in	$(9)	$1,846,382	$(9)	$(831,018)
Undistributed (Over-distribution of) net investment income	(674,817)	(22,223)	472,865	113,877
Accumulated net realized gain (loss)	674,826	(1,824,159)	(472,856)	717,141

	Intermediate Term Bond	Short Term Bond	Strategic Income
Capital paid-in	$(9)	$2,339,726	$2,034,058
Undistributed (Over-distribution of) net investment income	(571,958)	140,314	2,390,312
Accumulated net realized gain (loss)	571,967	(2,480,040)	(4,424,370)

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2012, the Funds’ last tax year end, were as follows:

	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond
Undistributed net ordinary income*	$2,363,793	$4,277,910	$2,126,549	$166,383
Undistributed net long-term capital gains	—	—	—	—

	Intermediate Term Bond	Short Term Bond	Strategic Income
Undistributed net ordinary income*	$—	$1,697,472	$11,092,460
Undistributed net long-term capital gains	14,617,394	—	—
*	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period June 1, 2012 through June 30, 2012 and paid on July 2, 2012. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended June 30, 2012, was designated for purposes of the dividends paid deduction as follows:

	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond
Distributions from net ordinary income*	$36,167,948	$43,906,949	$10,896,873	$2,413,551
Distributions from net long-term capital gains	—	1,916,654	—	—

	Intermediate Term Bond	Short Term Bond	Strategic Income
Distributions from net ordinary income*	$19,971,210	$20,732,280	$27,006,884
Distributions from net long-term capital gains	1,045,132	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

Nuveen Investments	149

Notes to Financial Statements (Unaudited) (continued)

As of June 30, 2012, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond*	Short Term Bond	Strategic Income
Expiration:
June 30, 2013	$—	$—	$—	$54,933	$—
June 30, 2014	—	—	1,385,257	7,386,527	—
June 30, 2015	—	—	2,446,535	7,432,482	—
June 30, 2016	—	—	164,695	48,855	—
June 30, 2017	—	—	3,538,398	1,188,199	20,481,259
June 30, 2018	558,658	2,034,554	—	4,103,631	37,557,087
Total	$558,658	$2,034,554	$7,534,885	$20,214,627	$58,038,346

*	A portion of Intermediate Governments Bond’s capital loss carryforward is subject to an annual limitation under Internal Revenue Code and related regulations.

During the Funds’ last tax year ended June 30, 2012, the following Funds utilized their capital loss carryforwards as follows:

	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Intermediate Term Bond
Utilized capital loss carryforwards	$7,891,170	$8,015,525	$2,091,369	$1,696,796

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. During the Funds’ last tax year ended June 30, 2012, the following Funds generated post-enactment capital losses as follows:

	High Income Bond	Short Term Bond	Strategic Income
Post-enactment losses:
Short-term	$7,979,498	$6,054,023	$1,170,056
Long-term	372,407	—	235,891

The Funds have elected to defer losses incurred from November 1, 2011 through June 30, 2012, the Funds’ last tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Funds have elected to defer losses as follows:

	High Income Bond	Short Term Bond
Post-October capital losses	$6,606,723	$606,405
Late-year ordinary losses	—	—

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Core Plus Bond Fund-Level Fee Rate	High Income Bond Fund-Level Fee Rate	Inflation Protected Securities Fund-Level Fee Rate	Intermediate Government Bond Fund-Level Fee Rate	Intermediate Term Bond Fund-Level Fee Rate	Short Term Bond Fund-Level Fee Rate	Strategic Income Fund-Level Fee Rate
For the first $125 million	.2800%	.4000%	.2500%	.2700%	.2700%	.2200%	.3600%
For the next $125 million	.2675	.3875	.2375	.2575	.2575	.2075	.3475
For the next $250 million	.2550	.3750	.2250	.2450	.2450	.1950	.3350
For the next $500 million	.2425	.3625	.2125	.2325	.2325	.1825	.3225
For the next $1 billion	.2300	.3500	.2000	.2200	.2200	.1700	.3100
For net assets over $2 billion	.2050	.3250	.1750	.1950	.1950	.1450	.2850

150	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2012, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Core Plus Bond	.1998%
High Income Bond	.1870
Inflation Protected Securities	.1826
Intermediate Government Bond	.1998
Intermediate Term Bond	.1998
Short Term Bond	.1947
Strategic Income	.1980

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocations decisions. The Adviser has entered into sub-advisory agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has contractually agreed to waive fees and/or reimburse so that total annual Fund operating expenses, (excluding acquired Fund fees and expenses) for each Fund do not exceed the average daily net assets of any Class of Fund shares in the amounts and for the time periods stated in the following table:

	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Strategic Income
Class A	.77%	.99%	.85%	.85%	.78%	.72%	.84%
Class B	1.52	1.74	—	—	—	—	1.59
Class C	1.52	1.74	1.60	1.60	1.53	1.47	1.59
Class R3	1.02	1.24	1.10	1.10	—	.97	1.09
Class I	.52	.74	.60	.60	.53	.47	.59
Expiration Date	October 31, 2013	October 31, 2013	October 31, 2013	October 31, 2013	October 31, 2013	October 31, 2013	October 31, 2013

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntarily reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments	151

Notes to Financial Statements (Unaudited) (continued)

During the six months ended December 31, 2012, Nuveen Securities, LLC. (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Core Plus Bond	High Income Bond	Inflation Protected Securities
Sales charges collected	$32,450	$709,167	$70,528
Paid to financial intermediaries	28,528	643,925	62,274

	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Strategic Income
Sales charges collected	$2,531	$6,038	$34,353	$114,363
Paid to financial intermediaries	2,061	4,879	30,754	104,461

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended December 31, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Core Plus Bond	High Income Bond	Inflation Protected Securities
Commission advances	$6,932	$298,215	$22,335

	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Strategic Income
Commission advances	$1,518	$2,010	$30,633	$58,822

All 12b-1 service and distribution fees collected on Class B Shares and Class C Shares during the first year following a purchase were retained by the Distributor to compensate for commissions advanced to financial intermediaries. During the six months ended December 31, 2012, the Distributor retained such 12b-1 fees as follows:

	Core Plus Bond	High Income Bond	Inflation Protected Securities
12b-1 fees retained	$6,985	$77,393	$18,478

	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Strategic Income
12b-1 fees retained	$2,412	$4,719	$18,956	$39,108

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended December 31, 2012, as follows:

	Core Plus Bond	High Income Bond	Inflation Protected Securities
CDSC retained	$1,220	$11,467	$606

	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Strategic Income
CDSC retained	$—	$—	$5,001	$6,044

152	Nuveen Investments

8. Fund Reorganizations

During the fiscal year ended June 30, 2012, the following Nuveen open-end funds were reorganized into the following Funds included in this report as follows (each the “Reorganization” and collectively, the “Reorganizations”):

•	Nuveen High Yield Bond Fund (“High Yield Bond”) into High Income Bond;

•	Nuveen Short Duration Bond Fund (“Short Duration Bond”) into Short Term Bond; and

•	Nuveen Multi-Strategy Core Bond Fund (“Multi-Strategy Core Bond”) into Strategic Income.

High Yield Bond, Short Duration Bond and Multi-Strategy Core Bond are collectively the “Acquired Funds.” High Income Bond, Short Term Bond and Strategic Income are collectively the “Acquiring Funds.”

The Reorganizations were consummated at the close of business on November 4, 2011, for Multi-Strategy Core Bond and High Yield Bond and on November 18, 2011, for Short Duration Bond.

Upon consummation of each Fund’s Reorganization, the Acquired Funds transferred all of their assets and liabilities to the Acquiring Funds in exchange for the Acquiring Funds’ shares of equal value. The Acquiring Funds’ shares were then distributed to the Acquired Funds’ shareholders and the Acquired Funds were terminated. As a result of the Reorganizations, the Acquired Funds’ shareholders become shareholders of the Acquiring Funds and the Acquired Funds’ shareholders received the Acquiring Funds’ shares with a total value equal to the total value of their Acquired Funds’ shares immediately prior to the closing of their Reorganization.

The Reorganizations were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Acquired Funds’ shareholders will recognize no gain or loss for federal income tax purposes as a result of the Reorganizations. Prior to the closing of each of the Reorganizations, the Acquired Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Acquired Funds’ shareholders for federal income tax purposes.

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Acquired Funds as of the date of their respective Reorganization were as follows:

	High Yield Bond	Short Duration Bond	Multi-Strategy Core Bond
Cost of investments	$108,028,051	$153,827,932	$99,647,095
Fair value of investments	103,263,381	152,771,723	101,725,300
Unrealized appreciation (depreciation) of investments	(4,764,670)	(1,098,793)	2,084,055

For financial statement purposes, assets received and shares issued by the Acquiring Funds were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds were carried forward to align ongoing reporting of the Acquiring Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

For accounting and performance reporting purposes, the Acquiring Funds are the survivors. The shares outstanding, net assets and NAV per share immediately before and after the Reorganizations are as follows:

Acquired Funds – Prior to the Reorganizations	Shares Outstanding	Net Assets	NAV per Share
High Yield Bond
Class A	2,089,814	$35,167,855	$16.83
Class B	82,525	1,387,561	16.81
Class C	2,076,855	34,868,833	16.79
Class R3	9,844	165,597	16.82
Class I	1,979,661	33,281,132	16.81
Short Duration Bond
Class A	3,128,950	$59,925,259	$19.15
Class C	2,393,643	45,914,917	19.18
Class R3	25,826	494,189	19.14
Class I	2,488,562	47,552,148	19.11
Multi-Strategy Core Bond
Class A	1,404,357	$28,166,954	$20.06
Class B	77,141	1,556,581	20.18
Class C	1,061,199	21,334,881	20.10
Class R3	4,128	82,781	20.05
Class I	1,497,612	29,987,500	20.02

Nuveen Investments	153

Notes to Financial Statements (Unaudited) (continued)

Acquiring Funds – Prior to the Reorganizations	Shares Outstanding	Net Assets	NAV per Share
High Income Bond
Class A	6,020,899	$51,230,447	$8.51
Class B	119,926	1,014,664	8.46
Class C	1,126,860	9,564,452	8.49
Class R3	34,394	298,898	8.69
Class I	48,800,928	415,952,708	8.52
Short Term Bond
Class A	7,472,373	$73,585,597	$9.85
Class C	503,552	4,969,869	9.87
Class R3	2,575	25,370	9.85
Class I	64,885,839	639,136,264	9.85
Strategic Income
Class A	2,390,123	$25,330,066	$10.60
Class B	92,424	974,333	10.54
Class C	763,287	8,037,331	10.53
Class R3	109,533	1,165,480	10.64
Class I	55,458,511	587,303,762	10.59

Acquiring Funds – Post the Reorganizations
High Income Bond
Class A	10,154,009	$86,398,302	$8.51
Class B	283,925	2,402,225	8.46
Class C	5,235,033	44,433,285	8.49
Class R3	53,449	464,495	8.69
Class I	52,705,553	449,233,840	8.52
Short Term Bond
Class A	13,557,585	$133,510,856	$9.85
Class C	5,155,702	50,884,786	9.87
Class R3	52,725	519,559	9.85
Class I	69,713,374	686,688,412	9.85
Strategic Income
Class A	5,047,930	$53,497,020	$10.60
Class B	240,079	2,530,914	10.54
Class C	2,789,409	29,372,212	10.53
Class R3	117,313	1,248,261	10.64
Class I	58,290,186	617,291,262	10.59

The beginning of the Acquired Funds’ current fiscal period was October 1, 2011. Assuming the Reorganizations had been completed on July 1, 2011, the beginning of the Acquiring Funds’ current fiscal period, the pro forma results of operations for the Acquired Funds for the fiscal year ended June 30, 2012, were as follows:

	High Yield Bond	Short Duration Bond	Multi-Strategy Core Bond
Net investment income (loss)	$718,537	$598,060	$299,051
Net realized and unrealized gains (losses)	(6,647,683)	(1,337,736)	1,252,747
Change in net assets resulting from operations	(5,090,939)	(2,444,180)	47,660

Because the combined investment portfolios for each Reorganization were managed as a single integrated portfolio since each Reorganization was completed, was not practicable to separate the amounts of revenue and earnings of the Acquired Funds that had been included in the Statement of Operations since the Reorganizations were consummated.

9. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”)to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

154	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (formerly known as Nuveen Fund Advisors, Inc.) (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s

Nuveen Investments	155

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included efforts to eliminate product overlap through mergers or liquidations; commencement of various new funds; elimination of insurance mandates for various funds; updates in investment policies or guidelines for several funds; and reductions in management fees and expense caps for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Nuveen Intermediate Term Bond Fund (the “Intermediate Term Bond Fund”) and the Nuveen Inflation Protected Securities Fund (the “Inflation Protected Securities Fund”) had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods. Further, they noted that the Nuveen High Income Bond Fund (the “High Income Bond

156	Nuveen Investments

Fund”), the Nuveen Short Term Bond Fund (the “Short Term Bond Fund”), the Nuveen Core Plus Bond Fund (the “Core Plus Bond Fund”) and the Nuveen Strategic Income Fund (the “Strategic Income Fund”) lagged their peers somewhat in the short-term one-year period, but demonstrated more favorable performance in the longer three- and/or five-year periods. In this regard, the Independent Board Members recognized that recent modifications had been made to the objective and certain investment guidelines of the Strategic Income Fund. Finally, with respect to the Nuveen Intermediate Government Bond Fund (the “Intermediate Government Bond Fund”) the Independent Board Members noted that such Fund had lagged its peers and/or benchmarks over various periods. With respect to the Nuveen funds that have shown periods of underperformance, the Board considered the factors affecting performance and was satisfied with the process followed in seeking to address any performance issues in light of the fund’s investment strategy.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio. The Independent Board Members noted that the High Income Bond Fund and the Intermediate Term Bond Fund each had net management fees slightly higher or higher than the peer average but net expense ratios below or in line with the peer average. In addition, the Independent Board Members noted that the Core Plus Bond Fund and the Strategic Income Fund each had higher net management fees than their peer average and a slightly higher net expense ratio compared to their peer average, although they recognized that the Strategic Income Fund was being repositioned into a more appropriate peer category. With respect to the Inflation Protected Securities Fund, the Intermediate Government Bond Fund and the Short Term Bond Fund, the Independent Board Members observed that such Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements, if any) below or in line with their peer averages. Notwithstanding the foregoing, the Board recognized that the management fees and expense caps of the Inflation Protected Securities Fund, the Intermediate Government Bond Fund, the Intermediate Term Bond Fund and the Short Term Bond Fund were reduced effective May 15, 2012.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), collective trusts, foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

Nuveen Investments	157

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

158	Nuveen Investments

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	159

Notes

160	Nuveen Investments

Notes

Nuveen Investments	161

Glossary of Terms Used in this Report

Asset-Backed Securities (ABS): Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and out-standing par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays High Yield 2% Issuer Capped Index: An issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays Intermediate Government Bond Index: An unmanaged index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays Intermediate Government/Credit Bond Index: An unmanaged index that measures the performance of U.S. dollar denominated U.S. Treasuries, government-rated and investment grade U.S. corporate fixed-rate, non-convertible securities having $250 million or more of outstanding face value and a remaining maturity of greater than or equal to 1 year and less than 10 years. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays U.S. TIPs Index: An unmanaged index that includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays 1-3 Year Government/Credit Bond Index: An unmanaged index that includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

Duration: A measure of the price sensitivity of a security or fund to changes in prevailing interest rates. The longer the duration, the more price sensitivity to interest rate movements in either direction.

Lipper High Yield Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper High Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge.

Lipper Intermediate Investment Grade Debt Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Intermediate Investment Grade Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Intermediate U.S. Government Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Intermediate U.S. Government Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Multi-Sector Income Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Sector Income Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short Investment Grade Debt Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Short Investment Grade Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Inflation-Protected Bond Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Inflation-Protected Bond Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge.

Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

162	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

U.S. Bank National Association

St. Paul, MN

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	163

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $219 billion as of December 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-FINC-1212D

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: March 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: March 8, 2013

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: March 8, 2013